As filed with the Securities and Exchange Commission on November 2, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _________________________________________________

1933 Act File No. 333-205463
 FORM N-2
PRE-EFFECTIVE AMENDMENT NO. 2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  _________________________________________________
 AMERICAN CAPITAL SENIOR FLOATING, LTD.
(Exact name of registrant as specified in charter)

2 BETHESDA METRO CENTER
14TH FLOOR
BETHESDA, MD 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code: 301-968-9310

SAMUEL A. FLAX, ESQ.
EXECUTIVE VICE PRESIDENT,
CHIEF COMPLIANCE OFFICER AND SECRETARY
2 BETHESDA METRO CENTER
14TH FLOOR
BETHESDA, MD 20814
(Name and address of agent for service)
 _________________________________________________

COPIES TO:

RICHARD E. BALTZ, ESQ.
DARREN C. SKINNER, ESQ.
Arnold & Porter LLP
555 Twelfth Street, N.W.
Washington, DC 20004-1206
(202) 942-5000
  _________________________________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
From time to time after the effective date of this registration statement.

☒ Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)
☐     immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ on (date) pursuant to paragraph (a)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 2, 2015
PRELIMINARY PROSPECTUS
American Capital Senior Floating, Ltd.
$250,000,000
COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
DEBT SECURITIES
We may offer, from time to time, up to $250,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, subscription rights and one or more classes or series of debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered separately or together, in amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. The preferred stock and debt securities may also be convertible or exchangeable into shares of our common stock. The Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering, except that we may issue shares of our common stock pursuant to this prospectus and the accompanying prospectus supplement at a price per share that is less than our NAV per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. In the event that we do issue shares of common stock with an offering price per share below our NAV per share, the interests of our existing stockholders may be diluted. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “ACSF.” As of October 30, 2015, the last reported sales price for our common stock was $10.97 per share.

On January 22, 2014 we completed our initial public offering (“IPO”) and became an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, for tax purposes we intend to elect to be treated as a regulated investment company (“RIC”), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed by American Capital ACSF Management, LLC (our “Manager”), an indirect subsidiary of American Capital Asset Management, LLC (“ACAM”), which is a wholly-owned portfolio company of American Capital, Ltd. (NASDAQ: ACAS) (“American Capital”), a publicly traded private equity firm and global asset manager with $81 billion in assets under management (including levered assets) as of June 30, 2015. American Capital and the parent company of our Manager provide to our Manager the administrative services necessary for us to operate.

Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, “Senior Secured Floating Rate Loans” or “Loans”) which are commonly referred to as leveraged loans. Standard and Poor’s (“S&P”), an independent international financial data and investment services company and provider of global equity indexes, defines large-market loans as loans to issuers with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of greater than $50 million. We also invest in equity tranches of collateralized loan obligations (“CLOs”) which are securitized vehicles collateralized primarily by Loans and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Loan positions previously held by us. We utilize leverage to enhance our returns and we are limited under the 1940 Act as a BDC on the amount of leverage we can utilize.

This prospectus contains information you should know before investing, including information about risks associated with an investment in us. Please read it before you invest and keep it for future reference. Additional information about us, including our Annual Reports, Quarterly Reports, Current Reports, Proxy Statements and our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the SEC. You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 301-968-9310. This information is also available at our web site www.ACSF.com. We will not charge you for these documents. The SEC maintains a web site at www.sec.gov that contains the SAI and other information regarding us. The SAI is incorporated by reference in its entirety into this prospectus and its table of contents appears on page SAI-1 of this prospectus.

An investment in our Securities is very risky and highly speculative. In addition, the companies in which we invest are subject to special risks. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

     The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement and/or pricing supplement.

The date of this prospectus is , 2015.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, in this prospectus “ACSF” refers to American Capital Senior Floating, Ltd., a Maryland corporation, “ACSF Funding” refers to ACSF Funding I, LLC, a Delaware limited liability company and a wholly-owned special purpose financing vehicle of American Capital Senior Floating, Ltd., “we,” “us,” “our,” and “the Company” refer to American Capital Senior Floating, Ltd. and ACSF Funding I, LLC collectively, “our Manager” refers to American Capital ACSF Management, LLC, a Delaware limited liability company, and “American Capital” refers to American Capital, Ltd., a Delaware corporation.
Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

Our Company

On January 22, 2014, we completed our IPO and became an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our Manager
Our Manager is an indirect subsidiary of ACAM, which is a wholly-owned portfolio company of American Capital. Founded in 1986, American Capital is a publicly-traded private equity firm and global asset manager which directly and through its asset management business, originates, underwrites and manages investments in private equity, sponsored finance, real estate, energy and infrastructure, leveraged loans and CLOs. From its eight offices in the United States, Europe and Asia, American Capital had $81 billion in total assets under management (including levered assets) across its target asset classes as of June 30, 2015. Our Manager is responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our board of directors (“Board of Directors” or “Board”). All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, finance, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under the management agreement. Refer to “Risk Factors—Risks Related to Our relationship with Our Manager and American Capital” for additional information.

Investments

Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, “Senior Secured Floating Rate Loans” or “Loans”) which are commonly referred to as leveraged loans. S&P defines large-market loans as loans to issuers with EBITDA of greater than $50 million. We also invest in equity tranches of CLOs, which are securitized vehicles collateralized primarily by Loans and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Loan positions previously held by us. We utilize leverage to enhance our returns and we are limited under the 1940 Act as a BDC on the amount of leverage we can utilize.

Under normal market conditions, we will have at least 80% of our assets in Senior Secured Floating Rate Loans or CLOs that are pooled investment vehicles that invest substantially all of their assets in Senior Secured Floating Rate Loans. As a BDC, we are restricted from holding more than 30% of our assets in nonqualified investments, as defined by Section 55(a) of the 1940 Act. Investments in debt and equity tranches of CLOs are deemed nonqualified assets for BDC compliance purposes and therefore we are limited as to the amount of CLO investments we hold at any given time in our portfolio.

Summary Risk Factors
An investment in our Securities involves a high degree of risk. You should consider carefully the risks highlighted below and under the section entitled “Risk Factors” before investing in our Securities.

•
Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

•	We have limited operating history and may not be able to successfully operate our business or generate sufficient net interest income to make or sustain distributions to our stockholders.

•	We operate in a highly competitive market for investment opportunities.

•	We may experience fluctuations in our quarterly results.

•
We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	There are conflicts of interest in our relationship with our Manager and with American Capital.

•
We have no employees and are completely dependent upon our Manager. Our Manager also has no employees and only nominal assets and relies on certain personnel of American Capital and the parent company of our Manager to provide services to it through the administrative services agreement. We may not find suitable replacements for our Manager and these personnel if the management agreement and the administrative services agreement are terminated or such personnel are no longer available to us. We are not a party to the administrative services agreement. Therefore, we do not have any recourse against American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or elect to assign the agreement to an affiliate.

•	Our Manager’s management fee is based on the amount of our total consolidated assets and is payable regardless of our performance.

•
Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We may fail to raise adequate additional capital or debt financing, which would adversely affect our operations, including our ability to fund investments and pay distributions to our stockholders.

•	There is uncertainty as to the value of our portfolio investments.

•	Defaults by our portfolio companies would harm our operating results.

•	Our investments in Senior Secured Floating Rate Loans involves a variety of risks, any of which may adversely impact our performance.

•	Our investments in CLO securities will involve a high degree of risk and illiquidity, all of which may adversely affect our performance.

•	Our engaging in hedging transactions may expose us to additional risks.

•	The market price of our common stock may fluctuate significantly.

•	Our shares of common stock may trade at a substantial discount from NAV and may continue to do so over the long term.

Our Corporate Information
Our and our Manager’s principal place of business is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, and members of our Manager’s senior investment team are located at 505 Fifth Avenue, 26th Floor, New York, NY 10017. Our telephone number is 301-968-9310 and our Internet addresses is www.ACSF.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this prospectus or any other report or document we file with or furnish to the SEC.

THE OFFERING

We may offer, from time to time, up to $250,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. We are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any underwriting commissions or discounts, except as otherwise noted herein. Additionally, as a BDC, we generally may not issue senior debt securities, debt securities and preferred stock (collectively “senior securities”) if our asset coverage ratio would be less than 200% after giving effect to such issuance, except to refinance existing senior securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The NASDAQ Global Select Market Symbol	ACSF

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investing in portfolio companies in accordance with our investment objective and strategies, repayment of indebtedness and other general corporate purposes. See “Use of Proceeds.”

Distributions
To the extent that we have taxable income available, we intend to continue to distribute monthly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our dividends will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our dividends for such year may constitute a return of capital. As a result, stockholders should not assume that all periodic dividends are paid from taxable earnings. The specific tax characteristics of our dividends will be reported to stockholders after the end of each calendar year.

Dividend Reinvestment and Stock Purchase Plan
Our Board of Directors has adopted a dividend reinvestment and stock purchase plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under the plan in additional whole and fractional shares of common stock, unless you “opt out” of the plan so as to receive cash dividends by notifying our plan administrator by telephone, internet or in writing. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of the plan. Under the optional cash purchase component of the plan, participants in the plan may also make optional cash purchases of shares of our common stock of between $50 and $10,000 per month and, with our prior approval, in excess of $10,000 per month. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment and Stock Purchase Plan.”

Certain Takeover Defense Provisions
Our charter and amended and restated bylaws (our “bylaws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Risks Related to Our Common Stock—Certain provisions in our charter and bylaws could discourage a change of control that our stockholders may favor, which could also adversely affect the market price of our common stock” and “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our Securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of common stock offering price)
Sales load	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment and stock purchase plan fees	N/A	(3)
Total stockholder transaction expenses	—%

Estimated Annual Expenses (as a percentage of net assets attributable to our common stock)		(4)
Management fees	1.58%	(5)
Interest payments on borrowed funds	2.10%	(6)
Other expenses	1.43%	(7)
Total estimated annual expenses	5.11%
Expense waiver	(0.65)%	(8)
Total estimated annual expenses after expense waiver	4.46%
 _____________________

(1)	In the event that our Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our Securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our Securities, including debt securities.

(3)	The de minimis expenses of our dividend reinvestment and stock purchase plan are included in “Other expenses.” See “Dividend Reinvestment and Stock Purchase Plan.”

(4)	“Net assets attributable to our common stock” equals net assets as of June 30, 2015.

(5)
Our management fee payable under the management agreement is calculated at an annual rate of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation and depreciation, each as determined under generally accepted accounting principles in the United States of America (“GAAP”) at the end of the most recently completed fiscal quarter. Annual expenses are based on estimated annual costs for the current fiscal year, which are based on actual amounts incurred during the six months ended June 30, 2015, annualized for a full year. The management fee rate, as a percentage of net asset value, will fluctuate with changes in the amount of cash held and changes in the amount of unrealized appreciation and depreciation.

(6)
Assumes borrowed amounts have the same financing terms as our $140 million secured revolving credit facility with Bank of America, N.A., as agent (the “Credit Facility”) as of June 30, 2015. Our leverage may vary periodically depending on market conditions, our portfolio composition and our Manager’s assessment of risks and returns. However, our total borrowings are limited so that our asset coverage ratio cannot fall below 200%, as defined in the 1940 Act. The borrowing costs included in the table above are estimated based on actual amounts incurred during the six months ended June 30, 2015, annualized for a full year. Included in the “Interest payments on borrowed funds” are deferred debt issuance costs which we amortize over the life of the loan. For purposes of the example above, the deferred debt issuance costs are assumed to recur annually at the same rate as of June 30, 2015.

(7)
The “other expenses” reflect estimated amounts for the current fiscal year and include our overhead expenses, including our allocable portion of overhead and other expenses incurred by our Manager and its affiliates in performing its obligations under the management agreement and administrative services agreement. Amount is shown before incorporation of the expense waiver.

(8)
Through the date of our 2016 Annual Meeting of Stockholders, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. Estimated annual other net expenses, after taking into consideration the expense waiver, are 0.78% of consolidated net assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses and leverage would remain at the levels set forth in the table above. In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$45	$141	$247	$562

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment and stock purchase plan may receive shares purchased by the plan administrator at the market price in effect at the time, which may be at, above or below NAV. See “Dividend Reinvestment and Stock Purchase Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may read or copy such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Copies of such material may also be obtained from the Office of Investor Education and Advocacy of the SEC by written request, fax or email, to: 100 F Street, N.E., Washington, D.C. 20549, (202) 772-9295, or PublicInfo@sec.gov, respectively, at prescribed rates. Our common stock is listed on The NASDAQ Global Select Market and our corporate web site is located at www.ACSF.com. Information contained on our web site or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our web site or on the SEC’s web site to be part of this prospectus.

We make available free of charge on our web site our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders Annual Reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA
($ in thousands, except per share data)
The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. Financial information is presented for the six months ended June 30, 2015, the fiscal year ended December 31, 2014 and the period from October 15, 2013 to December 31, 2013. The selected condensed consolidated financial data for the fiscal year ended December 31, 2014 and for the period from October 15, 2013 to December 31, 2013 has been derived from ACSF’s consolidated financial statements, which were audited by Ernst & Young LLP. The interim selected condensed consolidated financial data for the the six months ended June 30, 2015 has been derived from ACSF’s unaudited consolidated financial statements, which are incorporated herein.

	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Period from October 15, 2013* to December 31, 2013
Consolidated Statement of Operations data:
Total investment income	$9,621	$17,773	$1,572
Total expenses (net) (1)	$3,341	$6,914	$1,326
Net investment income	$6,280	$10,859	$246
Net realized and unrealized (loss) gain on investments	$670	$(7,070)	$769
Net increase in net assets resulting from operations	$6,950	$3,789	$1,015
Per Share data:
Net asset value	$14.54	$14.42	n/a
Net investment income	$0.63	$1.09	n/a
Net realized and unrealized loss on investments	$0.07	$(0.71)	n/a
Net increase in net assets resulting from operations	$0.70	$0.38	n/a
Distributions declared	$0.58	$1.03	n/a
Consolidated Balance Sheet data:
Investments, fair value	$272,191	$276,370	$199,565
Cash and cash equivalents	$2,458	$1,757	$12,493
Total assets	$279,676	$282,477	$218,696
Revolving credit facility payable	$123,800	$130,000	$194,748
Total net assets	$145,364	$144,235	$1,016
Other data:
Total return based on market value (2)	9.09%	(12.90)%	n/a
Total return based on net asset value (2)	5.30%	3.73%	n/a
Investment purchases during the period	$75,084	$226,628	$207,548
Investment sales and repayments during the period	$83,528	$148,461	$9,790
Number of loan obligors at period end	127	117	69
Number of CLO issuers at period end	19	16	8
Yield on investment portfolio at period end	7.19%	6.92%	6.61%
_____________________
* Commencement of operations
(1)Net expenses include tax expense included in net investment income.
(2)Total return is based on the change in market price or net asset value per share during the period and takes into account dividends reinvested in accordance with the dividend reinvestment and stock purchase plan. The IPO price of $15.00 per share was used as the starting value for the total return for the year ended December 31, 2014. Amount is not annualized for periods less than one year.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto, before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones relevant to your investment in us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected, and you may lose all or part of your investment. The risks discussed below also include forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements.

Risks Relating to Economic Conditions
Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans
Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. In addition, if a recession were to occur, the financial condition of the portfolio companies in which we invest may deteriorate, which could ultimately lead to difficulty in meeting their debt service obligations to us and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performance of certain of our portfolio companies may be negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our debt and CLO investments. As a result, the payment terms of our investments and/or cash interest rates may be modified. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.
Global economic, political and market conditions may materially and adversely affect our business, results of operations and financial condition, including our revenue growth and profitability
Past recessions have had a significant negative impact on the operating performance and fair value of Senior Secured Floating Rate Loans which comprise the majority of our investment portfolio. Many of our portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to repay our investments, may be unable to be sold at a price that would allow us to recover our investment, or may be unable to operate during such downturn or recession. Worldwide financial market crises, as well as various social and political tensions in the United States and around the world, may cause increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets; the Ukraine peace talks may be derailed; and worldwide oil prices may continue to decrease and stay low for a prolonged period of time. We do not know how the financial markets will be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so. Such investment performance could have a material adverse effect on our business, financial condition and results of operations.
A disruption in capital markets could negatively affect our business
As a BDC, we may need access to the capital markets to maintain our ability to either refinance existing indebtedness or raise additional capital for investment and growth purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. If the fair value of our assets declines substantially, we may not maintain the asset coverage ratios required by the 1940 Act, which would affect our ability to issue senior securities, including borrowings, and pay dividends, and could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than NAV. In addition, our ability to incur indebtedness or issue preferred stock will be limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable or worsen. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Risks Related to Our Business and Structure
We have limited operating history
We were formed in February 2013, acquired our initial portfolio in the period from October through December 2013 and completed our IPO in January 2014. As a result of our short operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
We are dependent upon American Capital’s key management personnel for our future success
We depend on the diligence and skill of senior management and other members of management of American Capital and certain of its affiliates for raising capital and the selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service of such senior management and other members of management. We cannot assure you that any such individual will not terminate his or her relationship with us. The departure of certain of our executive officers or key employees of American Capital and certain of its affiliates could materially adversely affect our ability to implement our business strategy. In addition, we can offer no assurance that American Capital ACSF Management, LLC will remain our Manager. Our Manager’s senior investment team is and may in the future become affiliated with entities engaged in business activities similar to those conducted by us, and may have conflicts of interest in allocating their time. Our Manager’s senior investment team dedicates a significant portion of their time to our activities; however, they may be engaged in other business activities that could divert their time and attention in the future.
We operate in a highly competitive market for investment opportunities
Many entities compete with us for investments in our target portfolio companies. Our primary competitors include other BDCs and CLO investors, other credit focused investment funds, commercial and investment banks, commercial financing companies, insurance companies and, to the extent they provide an alternative form of financing, hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment goals.
We may experience fluctuations in our quarterly results
We may experience material fluctuations in our quarterly operating results due to many factors, including changes in the credit quality of our portfolio, changes in the fair value of our portfolio, changes in the amount of loans on non-accrual status, changes in interest rates and changes in our expenses. Therefore, results for any historical period are not indicative of performance in future periods.
We incur significant costs as a result of being a publicly traded company
As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act, which will increase costs associated with our periodic reporting requirements.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud, which could cause stockholders to lose confidence in our financial and other public reporting and harm our business and the trading price of our common stock
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted in the next paragraph), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Ineffective internal controls over financial reporting could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.
We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act. We could be an emerging growth company for up to five years from the date of our IPO. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.
The Investment Committee and/or our Board of Directors may change our operating policies, guidelines and strategies without prior notice or stockholder approval, which may adversely affect your investment in us
The Investment Committee and/or our Board of Directors has the authority to modify or waive our operating policies, guidelines and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our operating policies, guidelines and strategies would have on our business, NAV, operating results and the value of our stock. However, the effects could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.
Changes in laws or regulations governing our operations or our non-compliance with those laws or regulations may adversely affect our business or cause us to alter our business strategy
We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign levels, including with respect to securities laws, tax and accounting standards. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or our non-compliance with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to BDCs. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Manager and its affiliates to other types of investments in which our Manager and its affiliates may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. On October 22, 2014, six federal agencies approved a final rule requiring sponsors of securitization transactions to retain risk in those transactions. The final rule implemented the risk retention requirements in the Dodd-Frank Wall Street Reform and Consumer Protection Act. The final rule largely retained the risk retention framework contained in the proposal issued by the agencies in August 2013 and generally required sponsors of asset-backed securities (“ABS”) to retain not less than five percent of the credit risk of the assets collateralizing the ABS issuance. The rule also set forth prohibitions on transferring or hedging the credit risk that the sponsor was required to retain. In spite of calls from CLO and leveraged loan market participants for certain exemptions from the risk retention requirements in the final rule for CLOs, the agencies declined to create an exemption for open market CLOs or to create a third-party risk retention alternative for open market CLOs, citing ongoing concerns about the leveraged loan market, including systemic risk resulting from the origination and pooling of leveraged loans with poor underwriting standards. Certain limited exemptions granted by the final rule were generally considered to be inconsistent with the current market practice in the leveraged loan market and were not expected to be widely utilized. The implementation of such risk retention rules by CLOs or any shift in the market practice in the leveraged loan market could have a material impact on our future investments in CLOs.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition
Senior Secured Floating Rate Loans pay interest based on a floating rate calculated as a spread over a market index. The London-Interbank Offered Rate (“LIBOR”) is generally used as the market index for Senior Secured Floating Rate Loans. Beginning in 2012, a number of British Bankers’ Association (“BBA”) member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there remain ongoing investigations into the matter by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for ratesetting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.
We are an “emerging growth company,” and we do not know if such status makes our common stock less attractive to investors
We currently are an “emerging growth company,” as defined in the JOBS Act, until the earliest of:

•	the last day of our fiscal year ending December 31, 2019;

•	the year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or

•
the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

We intend to take advantage of some of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we intend to take advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that any material weaknesses or other deficiencies in our internal control over financial reporting may go undetected.
Any failure on our part to maintain our status as a BDC would reduce our operating flexibility
Our Board of Directors may determine that it is in our best interests to withdraw our BDC election, subject to the consent of the holders of a majority of our outstanding voting securities, as required under the 1940 Act. If we do not remain a BDC, we would likely be regulated as a closed-end investment company under the 1940 Act. Such regulation would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.
We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income
For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount (“OID”). In addition, we may have to continue to recognize interest income for federal income tax purposes on a defaulted loan investment that has not paid the interest contractually owed to us. We also may be required to include in income certain other amounts that we will not receive in cash. For example, for certain investments, we may accrue income at some point after the trade date and before settlement, but we will not receive such income until settlement, which, in certain situations, can be as long as 90 days. Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may not qualify for RIC tax treatment and thus be subject to corporate-level income tax. Additionally, we may never collect the cash representing such income.
We will become subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a RIC under Subchapter M of the Code
Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2014 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet numerous annual distribution, income source and asset diversification requirements. We provide no assurances we will meet those requirements.
In addition, once we have elected and qualified to be taxed as a RIC, our Board of Directors may determine, without stockholder approval, that it is in our best interests to withdraw our RIC tax status election.
Loss of RIC tax status could substantially reduce net assets and income available for debt service and distributions
If we operate as a RIC, we generally will not be subject to corporate-level income taxation on income we timely distribute, or deem to distribute, to our stockholders as distributions. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without ever receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders.

Risks Related to Our Relationship with Our Manager and American Capital
Our management agreement was not negotiated on an arm’s-length basis and the terms, including fees payable, may not be as favorable to us as if they were negotiated with an unaffiliated third-party
Our management agreement with our Manager was negotiated between related parties, and we did not have the benefit of arm’s-length negotiations of the type normally conducted with an unaffiliated third-party. The terms of the management agreement, including fees payable, may not reflect the terms that we may have received if it were negotiated with an unrelated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights under the management agreement because of our desire to maintain our ongoing relationship with our Manager.
Our results are dependent upon the efforts of our Manager
Our Manager’s success, which is largely determinative of our own success, depends on many factors, including (i) the availability of attractive risk-adjusted investment opportunities that satisfy our targeted investment strategies, (ii) our Manager’s ability to identify and cause us to consummate those investment opportunities on favorable terms, and (iii) the existence of appropriate levels and stability of interest rates and suitable conditions in the financial markets and the economy. There can be no assurance regarding the occurrence or existence of these factors. In addition, our Manager may face substantial competition for attractive investment opportunities. Our Manager may not be able to successfully cause us to make investments with attractive risk-adjusted returns.
We are completely dependent upon our Manager and certain personnel of American Capital who provide services to us through the management agreement and the administrative services agreement and we may not find suitable replacements for our Manager and these personnel if the management agreement and the administrative services agreement are terminated or such personnel are no longer available to us
Because we have no employees, we are completely dependent on our Manager and its affiliates to conduct our operations pursuant to the management agreement. Our Manager does not have any employees and relies upon certain employees of American Capital and the parent company of our Manager to conduct our day-to-day operations pursuant to an administrative services agreement. Under the administrative services agreement, our Manager is provided with those services and resources necessary for our Manager to perform its obligations and responsibilities under the management agreement in exchange for certain fees payable by our Manager. Neither the administrative services agreement nor the management agreement requires our Manager or American Capital to dedicate specific personnel to our operations. They also do not require any specific personnel of our Manager or American Capital to dedicate a specific amount of time to our business. Additionally, because our Manager is relying upon

American Capital, we may be negatively impacted by events or factors that negatively impact American Capital’s business, financial condition or results of operations.
If we terminate the management agreement without cause, we may not, without the consent of our Manager, employ any employee of our Manager or any of its affiliates, including American Capital, or any person who has been employed by our Manager or any of its affiliates at any time within the two-year period immediately preceding the date on which the person commences employment with us for two years after such termination of the management agreement. We believe that the successful implementation of our investment, financing and hedging strategies depends upon the experience of certain of American Capital’s and our Manager’s officers. However, none of these individuals’ continued service is guaranteed. Furthermore, if the management agreement is terminated or these individuals leave American Capital, we may be unable to execute our business plan.
There are conflicts of interest in our relationship with our Manager and American Capital
Because we have no employees, our Manager is responsible for making all of our investment decisions. All of our and our Manager’s officers are employees of American Capital or the parent company of our Manager and these persons do not devote their time exclusively to us. Our Manager’s Investment Committee consists of Malon Wilkus, John Erickson, Samuel Flax, Mark Pelletier and Thomas McHale, each of whom is an officer of our Manager and has significant responsibilities to American Capital and certain of its portfolio companies, affiliated entities or managed funds. Mr. Pelletier is the President of our Manager and also serves as our President and Chief Investment Officer, with primary oversight for all of our investments. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. As a result, such funds may compete with us for investments. American Capital CLO Management, LLC is an indirect subsidiary of ACAM, a wholly-owned portfolio company of American Capital. Thus, Mr. Pelletier has, and may in the future have, significant responsibilities for American Capital or other funds that are managed by affiliates thereof. In addition, because certain of our and our Manager’s officers are also responsible for providing services to American Capital and/or certain of its portfolio companies, affiliated entities or managed funds, they may not devote sufficient time to the management of our business operations. In addition, there are no restrictions on American Capital that would prevent American Capital from sponsoring another investment vehicle that competes with us. Accordingly, American Capital or one or more of its affiliates may also compete with us for investments.
Although our Manager and its affiliates have policies in place to seek to mitigate the effects of conflicts of interest, these policies will not eliminate the conflicts of interest that our and our Manager’s officers and the employees of American Capital and certain of its affiliates will face in making investment decisions on behalf of American Capital, any other American Capital-sponsored investment vehicles and us. Further, we do not have any agreement or understanding with American Capital that would give us any priority over American Capital, any of its affiliates, or any such American Capital-sponsored investment vehicle in opportunities to invest in Senior Secured Floating Rate Loans, CLOs or any other investments we may make. Accordingly, we may compete for access to the benefits that we expect from our relationship with our Manager and American Capital.
We have no recourse to American Capital if it does not fulfill its obligations under the administrative services agreement
Neither we nor our Manager have any employees. Our day-to-day operations are conducted by employees of American Capital or the parent company of our Manager pursuant to an administrative services agreement among our Manager, American Capital and the parent company of our Manager. Under the administrative services agreement, our Manager is also provided with the services and other resources necessary for our Manager to perform its obligations and responsibilities under the management agreement in exchange for certain fees payable by our Manager. Although the administrative services agreement may not be terminated unless the management agreement has been terminated pursuant to its terms, American Capital may assign its rights and obligations thereunder to any of its affiliates, including ACAM, the sole member of the parent company of our Manager. In addition, because we were not a party to the administrative services agreement, we do not have any recourse to American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or if they elect to assign the agreement to one of their affiliates. Also, our Manager only has nominal assets and we have limited recourse against our Manager under the management agreement to remedy any liability to us from a breach of contract or fiduciary duties.
Our Manager can resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations
Our Manager has the right, under the management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Manager resigns, we may not be able to find a new manager or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Manager and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our Manager’s management fee is based on the amount of our total consolidated assets and is payable regardless of our performance
Our Manager is entitled to receive a quarterly management fee from us that is based on the amount of our total consolidated assets, excluding our cash and cash equivalents and net unrealized appreciation or depreciation. The amount of the quarterly management fee is equal to one-fourth of 0.80% of our total consolidated assets, excluding our cash and cash equivalents and net unrealized appreciation or depreciation. Accordingly, if we experience a net loss during a quarter as a result of net unrealized depreciation of our investments, the decline in our total consolidated assets from such net unrealized depreciation will not reduce our management fee payable to our Manager. Also, any new investments funded with the cash proceeds received from the issuances of equity or debt will result in an increase in our total consolidated assets and therefore an increase in the management fee payable to our Manager, which could result in a conflict of interest between our Manager and our stockholders with respect to the timing and terms of our equity and debt issuances. While our stockholders will bear the risk of our future equity issuances reducing the price of our common stock and diluting the value of their stock holdings in us and will bear the risk of additional leverage from future debt issuances, the compensation payable to our Manager will increase as a result of future issuances of our equity and debt securities. Our Manager’s entitlement to substantial nonperformance-based compensation may reduce its incentive to devote sufficient time and effort to seeking investments that provide attractive risk-adjusted returns for our investment portfolio. This in turn could harm both our ability to make distributions to our stockholders and the market price of our common stock.
Our Manager’s liability is limited under the management agreement, and we have agreed to indemnify our Manager against certain liabilities
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders shall not be liable to us or our subsidiaries or our and our subsidiaries’ respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by our Manager in connection with the performance of any of its duties or obligations under the management agreement or otherwise as a manager or investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The management agreement also provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to indemnification from us from and against any claims or liabilities (including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the management agreement) to the fullest extent such indemnification is then permitted under our charter, the 1940 Act, the Investment Advisers Act of 1940, the laws of the State of Maryland and any other applicable law.
We may not replicate the historical results achieved by other entities managed by members of the Investment Committee, or by American Capital or its affiliates
Our investments may differ from those of other entities managed by American Capital, its affiliates or members of the Investment Committee. Investors in our securities are not acquiring an interest in any such entities. We may consider co-investing in portfolio investments with other investment vehicles sponsored or managed by members of the Investment Committee, American Capital or its affiliates as permitted under applicable regulations and our policies and procedures. We can offer no assurance, however, that we will develop such permitted opportunities. We also cannot assure you that we will replicate the historical results achieved by members of the Investment Committee or other entities managed by American Capital or its affiliates, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions that may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.
Our ability to enter into transactions with our affiliates is restricted
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. An affiliate under the 1940 Act includes, among others, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities. We generally are prohibited from buying or selling any securities (other than our securities) or other investments from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. These restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) or other investments from or to any portfolio company of a fund managed by an affiliate of American Capital without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We can offer no assurance that we will seek or be able to obtain such SEC approval.
ACAM owns approximately 3% of our common stock, which could result in its influence over the outcome of matters submitted to the vote of our stockholders
As of June 30, 2015, ACAM owned approximately 3% of our outstanding common stock. As a result, ACAM and American Capital may have influence over the outcome of matters submitted to a vote of our stockholders, including the election of our directors or transactions involving a change in control. Their interests may conflict with, or differ from, the interests of our other stockholders, including you. So long as ACAM continues to own shares of our common stock, it and American Capital could influence our corporate decisions submitted to our stockholders for approval, regardless of whether we terminate the management agreement with our Manager.

Risks Related to Liquidity and Capital Resources
We may need to raise additional capital to grow because we must distribute most of our income
We may need additional capital to fund growth in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our RIC status. As a result, any such cash earnings may not be available to fund our investments. We may borrow from financial institutions and issue additional debt and equity securities. If we do not obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on our stock price. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.
The 1940 Act limits our ability to issue senior securities in certain circumstances
As a BDC, the 1940 Act generally limits our ability to issue senior securities if our asset coverage ratio does not exceed 200% immediately after each issuance of senior securities or is improved immediately upon the issuance. Asset coverage ratio is defined in the 1940 Act as the ratio that the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. There are no assurances that we will always operate above this ratio. The resulting restrictions on issuing senior securities could have a material adverse impact on our business operations to the extent we do not maintain such asset coverage ratio.
The 1940 Act limits our ability to issue equity below our NAV per share
As a BDC, the 1940 Act generally limits our ability to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without stockholder approval. As of the date of this filing, we do not have such approval; however, we may seek such approval in the future or we may elect to conduct a rights offering, which would not require stockholder approval under the 1940 Act. If our common stock trades at a price below our NAV per share, there are no assurances that we can issue or sell shares of our common stock if needed to fund our business. In addition, in certain instances where we could issue or sell shares of our common stock at a price below our NAV per share, including through our dividend reinvestment and stock purchase plan or through a rights offering, such issuance could result in dilution in our NAV per share, which could result in a decline of our stock price.
We fund a portion of our investments with debt securities, which magnifies the potential for loss and the risks of investing in us
As a result of any issuance of debt securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other dividends or other payments in respect of our common stock (or any preferred stock that we may issue in the future). If we issue debt securities, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions in respect of our common stock (or any preferred stock that we may issue in the future).
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings
Preferred stock, which is another form of leverage, has similar risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative and they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in our common stockholders’ best interest.
The agreements governing our current and any future credit facilities may contain various covenants which, if not complied with, could accelerate repayment under the relevant facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders
We finance our assets with secured debt. Our current credit facility does, and any future such credit facilities are likely to, contain default provisions such as the failure to make principal and interest payments when due; the failure to maintain a certain borrowing base; the insolvency or bankruptcy of us or the relevant financing subsidiary; and the decline of our or the relevant financing subsidiary’s NAV, as applicable, below a specified threshold.
An event of default under the relevant facility may result, among other things, in the termination of the availability of further funds under the relevant facility and an accelerated maturity date for all amounts outstanding thereunder. This could disrupt our business, reduce our revenues, cause us to take losses, delay any dividends allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our stockholders and maintain our status as a RIC. In addition, each borrowing under our current (and any future) credit facility will be subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the relevant facility at any particular time or at all.

Risks Related to Our Investing and Financing Strategy
There is uncertainty regarding the value of our portfolio investments
A substantial portion of our portfolio investments are not publicly traded. We determine the fair value of these investments in accordance with the 1940 Act and Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) based on a determination made in good faith by our Board of Directors. For our investments that are not publicly traded, our determinations of fair value will be based upon certain inputs and our own assumptions about how market participants would price the asset or liability. Due to the uncertainty inherent in valuing investments that are not publicly traded, our determination of fair value may differ materially from the values that would exist if a ready market for these investments existed. Our determination of the fair value of our investments will have a material impact on our net earnings and NAV.
Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and adversely affect our profitability
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our NAV and the market price of our common stock. A substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. Thus, an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold.
Given the low absolute level of interest rates, many of our debt investments have floors or benchmark minimums which are currently in excess of the actual benchmark rate in the market. Currently our financing facility is based on a similar benchmark but does not have any floors associated with it. Therefore any such increase to interest rates would make it more expensive to use debt to finance our investments. As such, our earnings will be affected by the spread between the interest rate on our investments and the interest rate at which we borrow funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use floating rate debt to finance our investments. Additionally, in periods of rising interest rates, our cost of funds could reset at rates faster than those of our assets, which could reduce our net investment income. These risks are also prevalent in our CLO investments where the floating rate collateral assets may have benchmark floors while its debt may have a floating component without a floor or minimum base rate. As such, the spread compression risk explained above could be magnified in our CLO investments due to the higher leverage deployed resulting in a negative impact to our earnings and NAV.
A change in currency exchange rates may adversely affect our profitability
We may make investments in debt instruments that are denominated in currencies other than the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. As a result, an adverse change in currency exchange rates may have a material adverse impact on our business, financial condition and results of operations.
We may be unable to invest proceeds from investment sales/repayments or follow-on offerings of shares of our common stock on acceptable terms within an attractive time frame
Delays in investing the proceeds from investment sales or repayments along with any net proceeds raised in follow-on offerings of shares of our common stock may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any new investments that meet our investment objective or that any additional investment that we make will produce a positive return. We may be unable to invest the proceeds from investments or net proceeds of any follow-on offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
We have restrictions on the type of assets we can invest in as a BDC
As a BDC, we may not acquire any assets other than certain qualifying assets described in the 1940 Act, unless, at the time of and after giving effect to the acquisition, at least 70% of our total assets consist of such qualifying assets. Thus, in certain instances, we may be precluded from investing in potentially attractive investments that are not qualifying assets for purposes of the 1940 Act. In addition, there is a risk that this restriction could prevent us from making additional investments in any non-qualifying investments we may acquire, which could cause our position to be diluted or limit our access to capital of non-qualifying investments.
The investments in which we invest are generally traded over-the-counter, if at all, and may experience limited liquidity
Our investments may experience periods with limited or no liquidity. The absence of liquidity may make it difficult for us to ascertain a market value for our investments, may limit or preclude our ability to exit underperforming investments, and may negatively impact the ability for issuers of Senior Secured Floating Rate Loans to refinance. As a result, periods of heightened illiquidity may adversely impact the performance of our portfolio and could persist for prolonged periods.
Because we generally do not hold controlling interests in the Senior Secured Floating Rate Loans or the issuers of Senior Secured Floating Rate Loans in which we invest, we may not be in a position to exercise control over issuers or to prevent decisions by management teams at issuers that could decrease the value of our investments
We generally do not hold equity positions or controlling interests in the issuers of Senior Secured Floating Rate Loans in which we invest. As a result, we are subject to the risk that an issuer of Senior Secured Floating Rate Loans may make business decisions with which we disagree, and that the management and/or stockholders of an issuer may take risks or otherwise act in ways that will be adverse to our interests.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns
We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our Manager to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product or service lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
We intend to continue to finance our investments with borrowed money, and may securitize our investments in the future, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us
The use of leverage, including through the issuance of senior securities, magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. Our lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we may be required by its terms to use the net proceeds of investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.
If the value of our assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expense and any increase in the management fee.
The following table illustrates the effect on returns to a holder of our common stock from the leverage created by our use of borrowing, at the weighted average cost of funding of 2.40% as of June 30, 2015 together with (a) our total value of net assets as of June 30, 2015; (b) approximately $124 million in aggregate principal amount of indebtedness outstanding as of June 30, 2015; and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%. As illustrated below, leverage generally increases the return to shareholders when the portfolio return is positive and decreases the return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses) (1)	(10)%	(5)%	—%	5%	10%
Corresponding Return to Stockholders (2)	(21)%	(12)%	(2)%	8%	17%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

(2)
In order to compute the “Corresponding Return to Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at June 30, 2015 to obtain an assumed return to us. From this amount, estimated annual interest expense, based on the amount of debt outstanding at June 30, 2015, is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of June 30, 2015 to determine the “Corresponding Return to Shareholders”.

In order for us to cover our annual interest payments on our outstanding indebtedness at June 30, 2015, we must achieve annual returns on our June 30, 2015 total assets of at least 1.1%.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
Our portfolio companies may be highly leveraged with debt
The debt levels of our portfolio companies may have significant adverse consequences to such companies and to us as an investor. Portfolio companies that are indebted may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A company’s income and net worth will tend to increase or decrease at a greater rate than if the company did not capitalize itself in part with debt.
Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies
Our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, some of such debt instruments, including unitranche, second lien, middle market loans and unsecured debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Our borrowers may default on their payments, which may have a materially negative effect on our financial performance
Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies and may potentially disrupt or impact the ability to pay amounts due to us thereby resulting in a decline in our earnings and NAV.
In addition, market conditions can affect consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Additionally, if interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default. Deterioration in the credit quality of our portfolio could have a material adverse effect on our business, financial condition and results of operations. Increased delinquencies and default rates would negatively impact our results of operations.

A general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could have a significant negative affect on us. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on our financial condition and results of operations.
Certain of the issuers of Senior Secured Floating Rate Loans in which we invest may enter into bankruptcy proceedings
Senior Secured Floating Rate Loan issuers may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may be significantly less than the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Our investments in Senior Secured Floating Rate Loans involve risk and we could lose all or part of our investment
Investing in Senior Secured Floating Rate Loans involves a number of significant risks. Senior Secured Floating Rate Loans in which we invest may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Secured Floating Rate Loans may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by deterioration in the value of collateral backing our investments. This could lead to a decline in value of our portfolio, which could result in a decline in our net earnings and NAV.
Second priority liens on collateral securing loans in which we invest may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us
Some loans in which we invest may be secured on a second priority basis by the same collateral securing first priority debt of our portfolio companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any. The rights we may have with respect to the collateral securing the loans we may make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Investments in non-investment grade CLO securities may be illiquid, may have a higher risk of default, and may not produce current returns
Our investments in CLO securities are generally non-investment grade. Non-investment grade CLO securities tend to be illiquid, have a higher risk of default and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with CLO securities may cause higher defaults or losses than expected. Non-

investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain.
We invest in equity securities of CLOs, and may invest in debt securities of CLOs, collateralized primarily by Loans. Accordingly, such securities involve the same risks associated with investing in Senior Secured Floating Rate Loans on a levered basis, including credit risk and market risk. Changes in a variety of factors, including interest rates, defaults, interest rate spreads, interest rate curves, investor perception of macroeconomic risks and market outlook, and demand for debt securities issued by CLOs may cause the cash flows provided by and the market prices for CLO securities to fluctuate significantly. CLOs are typically privately offered and sold and CLO securities may be thinly traded or have a limited trading market.
Some of our investments in CLOs may be in newly issued CLOs. Generally, new-issue CLOs make their initial distribution to underlying debt and equity tranches six to nine months after closing, and subsequent payments are generally made on a quarterly basis. Additionally, equity securities of CLOs do not have a stated coupon and only have claims to residual cash flows after payments to securities ranked senior to equity securities have been made. Changes in a variety of factors, including interest rates, defaults, interest rate spreads, interest rate curves and performance of collateral underlying CLO securities may cause the cash flows generated by our investments in the debt and equity tranches of CLOs to fluctuate significantly, and in certain instances may be shut off all together either temporarily or permanently. Therefore, the cash flows and earnings we receive from our CLO investments may fluctuate significantly.
We invest in CLO securities that are subordinate in right of payment to more senior securities
CLO equity securities are the first to bear losses resulting from defaults and losses from underlying collateral. As a result, investments in CLO equity securities carry significant risks, including, but not limited to the possibility that distributions from CLO equity securities may decline or cease altogether should the quality of the collateral deteriorate, decline in value or default. Therefore, we may fail to achieve our expected investment returns from CLO equity securities.
Our investments in CLO securities may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies
We invest in equity tranches and may invest in debt tranches of CLOs. Generally, there will be less information available to us regarding the underlying investments held by such CLO vehicles than if we had invested directly in the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLO vehicles in which we invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles. The accounting and tax implications of such investments are complicated. In particular, reported revenue from the equity tranche investments of these CLO vehicles are recorded each quarter in accordance with GAAP under the effective interest rate method based on the future projected cash flows. Our current taxable earnings on these investments, however, will depend upon the ownership of the CLO equity tranche as well as for certain CLOs any election we make to mark-to-market our taxable income. Our current taxable income will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within our fiscal year and may be materially different from both the cash distributions we receive and revenue we record in accordance with GAAP. We may be required to record current taxable income based on our proportionate share of the ordinary earnings and net capital gain of the CLO vehicle or based on changes to fair value if we elect mark-to-market treatment for certain eligible CLO investments, even if such income is not distributed to us by the CLO vehicle. As a result, the reported revenue to our stockholders under GAAP from investments in these CLO vehicles may not be reflective of the taxable income we record for such investments, and the current cash flow we receive from these CLO investments may be less than the current taxable income we record from these investments that we are required to distribute to our stockholders.
CLOs typically will have no significant assets other than their underlying Senior Secured Floating Rate Loans
CLOs typically will have no significant assets other than their underlying Senior Secured Floating Rate Loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such Loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior securities. It may adversely impact our returns if the cash flows from the Loans are insufficient to repay our CLO investments.
There is the potential for interruption and deferral of cash flow from CLO investments
If certain minimum collateral coverage ratios and/or interest coverage ratios are not met by a CLO, then cash flows that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in a reduction in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Senior Secured Floating Rate Loans that are collateral of our CLO investments are subject to prepayments and calls, increasing re-investment risk, and the inability of a CLO collateral manager to reinvest the proceeds of the prepayment of its loan collateral may adversely affect us
The underlying Loans of our CLO investments may be prepaid more quickly than expected, which could have an adverse impact on the value of our CLO investment. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control, and consequently cannot be predicted with certainty. There can be no assurance that for any CLO investment, in the event that any of the Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Loans with equivalent investment returns, the proceeds available to pay interest, principal or other distributions to the CLO securities may be adversely affected.
We may not have the ability to control the timing of a call position on our CLO investments
Our CLO investments generally contain optional call provisions, exercisable at the discretion of the holders of the equity tranches, after the expiration of an initial period in the deal (referred to as the “non-call period”) which provide for the senior notes and the junior secured notes to be paid in full. The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranche. Therefore, where we do not hold the relevant percentage, we will not be able to control the timing of the exercise of the call option. The equity tranche also generally has a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of the equity tranche if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
We have limited control of the administration and amendment of Loans owned by the CLOs in which we invest
We will not be able to directly enforce any rights and remedies in the event of a default of a Loan held by a CLO vehicle. In addition, the terms and conditions of the Loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Loans could be modified, amended or waived in a manner contrary to our preferences.
We have limited control of the administration and amendment of any CLO in which we invest
The terms and conditions of CLOs may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest may be modified, amended or waived in a manner contrary to our preferences.
We will have no influence on management of underlying investments managed by non-affiliated third-party CLO collateral managers
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third-party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the performance and values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third-party CLO collateral managers.
Engaging in hedging transactions may expose us to additional risks
We may enter into interest rate or currency hedges. Hedging against interest rate and currency fluctuations may expose us to additional risks and could harm our financial performance. Our use of hedging would not eliminate the risk that the value of our investments could decline or that our investment performance would be better off if we did not hedge. The effectiveness of our hedging is dependent on the price we pay for the hedge and the correlation of the hedge to the risk it is designed to mitigate. It may arise that the cost of a hedging instrument exceeds its expected benefits or that an instrument may not hedge all of the risk for which it was designed to mitigate. Additionally, the use of hedging instruments exposes us to counterparty risk including the failure to perform under the contract such as nonpayment.

Risks Related to Our Common Stock
Investing in our common stock may involve an above average degree of risk
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time, and a portion of our distributions may be a return of capital
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.
The market price of our common stock may fluctuate significantly
The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•
significant volatility in the market price and trading volume of securities of BDCs, financial service companies, asset managers or other companies in our sector, which is not necessarily related to the operating performance of particular companies;

•	changes in laws, regulatory policies, tax guidelines or financial accounting standards, particularly with respect to BDCs or RICs;

•	not qualifying as a RIC, or the loss of RIC status;

•	changes in our earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts and the market in general;

•	decreases in our NAV per share;

•	general economic trends and other external factors; and

•	loss of a major funding source.
Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.
Our shares of common stock may trade at a substantial discount from NAV and may continue to do so over the long term
Our shares of common stock may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from NAV over the long term is separate and distinct from the risk that our NAV will decrease. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our NAV could decrease and our level of distributions could be impacted.
Our common stock may be difficult to resell
Investors may not be able to resell shares of our common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.
Certain provisions in our charter and bylaws could discourage a change of control that our stockholders may favor, which could also adversely affect the market price of our common stock
Provisions in our charter and bylaws may make it more difficult and expensive for a third-party to acquire control of us, even if a change of control would be beneficial to our stockholders. For example, our charter authorizes our Board of Directors to issue up to 50,000,000 shares of preferred stock in one or more classes or series and to fix the rights, preferences, privileges and restrictions of unissued classes or series of preferred stock, each without any vote or action by our stockholders. We could issue a class or series of preferred stock to impede the completion of a merger, tender offer or other takeover attempt. These and other provisions in our charter and bylaws may impede takeover attempts, or other transactions, that may be in the best interests of our stockholders and, in particular, our common stockholders. In addition, the market price of our common stock could be adversely affected to the extent that provisions of our charter and bylaws discourage potential takeover attempts, or other transactions, that our stockholders may favor.
Certain provisions of Maryland law may limit the ability of a third-party to acquire control of our company
Certain provisions of the Maryland General Corporation Law (the “MGCL”) may have the effect of delaying, deferring or preventing a transaction or a change of control of our company that might involve a premium price for holders of our common stock or otherwise be in their best interests.
Subject to certain limitations, provisions of the MGCL prohibit certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock or an affiliate or associate of ours who beneficially owned 10% or more of the voting power of our then outstanding stock during the two-year period immediately prior to the date in question) or an affiliate of the interested stockholder for five years after the most recent date on which the stockholder became an interested stockholder. After the five-year period, business combinations between us and an interested stockholder or an affiliate of the interested stockholder must generally either provide a minimum price to our stockholders (as defined in the MGCL) in the form of cash or other consideration in the same form as previously paid by the interested stockholder or be recommended by our Board of Directors and approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of our outstanding shares of voting stock and at least two-thirds of the votes entitled to be cast by stockholders other than the interested stockholder and its affiliates and associates. These provisions of the MGCL relating to business combinations do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, our Board of Directors has, by resolution, exempted business combinations between us and American Capital and its affiliates, and between us and any other person, provided that in the latter case the business combination is first approved by our Board of Directors (including a majority of our directors who are not affiliates or associates of such person). However, our Board of Directors may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.
The “control share” provisions of the MGCL provide that holders of “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the stockholder (except solely by virtue of a revocable proxy), entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights with respect to such shares except to the extent approved by our stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding votes entitled to be cast by the acquiror of control shares, our officers and our employees who are also our directors. Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. There can be no assurance that this provision will not be amended or eliminated at any time in the future. However, so long as we are a BDC, we will amend our bylaws to be subject to the control share acquisition statute only if our Board of Directors determines that it would be in our best interests based on our determination that our being subject to the control share acquisition statute does not conflict with the 1940 Act.
Additionally, Title 3, Subtitle 8 of the MGCL permits our Board of Directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to elect to be subject to certain provisions relating to corporate governance that may have the effect of delaying, deferring or preventing a transaction or a change of control of our company that might involve a premium to the market price of our common stock or otherwise be in our stockholders’ best interests. Upon the consummation of this offering, we will already be subject to some of these provisions, either by provisions of our charter and bylaws unrelated to Subtitle 8 or by reason of an election in our charter to be subject to certain provisions of Subtitle 8.
Our Board of Directors has the power to cause us to issue additional shares of our stock without stockholder approval
Our charter authorizes us to issue additional authorized but unissued shares of common or preferred stock. In addition, our Board of Directors may, without stockholder approval, amend our charter to increase the aggregate number of our shares of stock or the number of shares of stock of any class or series that we have authority to issue and classify or reclassify any unissued shares of common or preferred stock and set the preferences, rights and other terms of the classified or reclassified shares. As a result, our Board of Directors may establish a series of shares of common or preferred stock that could delay or prevent a transaction or a change in control that might involve a premium price for our shares of common stock or otherwise be in the best interest of our stockholders.

Our common stockholders will bear the expenses associated with our borrowings, and the holders of our debt securities, if any, will have certain rights senior to our common stockholders
All of the costs of offering and servicing our debt, including interest thereon, will be borne by our common stockholders. The interests of the holders of any debt we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt to receive interest or principal repayment will be senior to those of our common stockholders. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender's security interest in our assets.
Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline
Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional shares of our common stock to the public at the market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.
Our stockholders could experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan could experience dilution in their ownership percentage of our common stock over time if we issue additional shares of our common stock as part of the dividend reinvestment plan.
You may have current tax liabilities on distributions that are reinvested in our common stock
Under the dividend reinvestment plan, if you own shares of our common stock, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you, or your nominee on your behalf, specifically “opt out” of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for more information.
We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive
We may make taxable distributions that are payable in part in our stock. The Internal Revenue Service (the “IRS”) has issued private letter rulings to other RIC taxpayers in the past that allowed the RIC taxpayer to treat a distribution of its own stock as fulfilling its RIC annual distribution requirement under certain circumstances. In addition, the IRS has issued revenue procedures in the past that temporarily allowed a RIC to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements under certain circumstances (although those periods to which those revenue procedures applied have expired). We may seek to obtain a similar private letter ruling from the IRS, or the IRS may issue revenue procedures in the future allowing RICs to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements. As a result, a stockholder may be required to pay tax with respect to such distributions in excess of any cash received.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investing in portfolio companies in accordance with our investment objective and strategies, to reduce a portion of our outstanding borrowings under the Credit Facility and for general working capital purposes. We anticipate we will use substantially all of the net proceeds of any offering of our Securities within approximately six months after the completion of such offering, depending on the availability of appropriate investment opportunities and market conditions. We cannot assure you that we will achieve our targeted investment pace.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “ACSF.” As of October 30, 2015, we had four stockholders of record. Most of the shares of our common stock are held by brokers and other institutions on behalf of stockholders. We believe that there are approximately 5,000 additional beneficial holders of our common stock.

The following table sets forth the range of high and low sales prices of our common stock as reported on The NASDAQ Global Select Market and dividends declared on our common stock since our IPO. Our common stock has historically traded below NAV per share. On March 19, 2015, we announced that our Board of Directors approved a change to the common stock dividend schedule so that distributions are made monthly rather than quarterly.

		Closing Sales Price		Premium (Discount) of High Sales Price to NAV (2) per Share	Premium (Discount) of Low Sales Price to NAV (2) per Share	Distributions Declared
Period	NAV (1)	High	Low
Fiscal year ending December 31, 2015
Fourth quarter (through November 2, 2015)	N/A	$11.72	$10.88	N/A	N/A	$0.291
Third quarter	N/A	$13.20	$10.91	N/A	N/A	$0.291
Second quarter	$14.54	$13.45	$12.92	(7.5)%	(13.0)%	$0.291
First quarter	$14.51	$13.49	$12.11	(7.0)%	(16.5)%	$0.290
Fiscal year ended December 31, 2014
Fourth quarter	$14.42	$13.44	$12.11	(6.8)%	(16.0)%	$0.290
Third quarter	$14.85	$14.12	$13.01	(4.9)%	(12.4)%	$0.280
Second quarter	$15.12	$14.25	$13.25	(5.8)%	(12.4)%	$0.280
First quarter (3)	$15.11	$14.70	$13.38	(2.7)%	(11.4)%	$0.180

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on the outstanding common shares at the end of each period. Third and fourth quarter NAV for the fiscal year ending 2015 was not final as of the filing date.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.

(3)	The high and low price, as reported, reflects the time period from January 16, 2014 through March 31, 2014 and does not consider the initial public offering price of $15.00 per share.

To the extent that we have taxable income available, we intend to continue to distribute monthly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our dividends will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our dividends for such year may constitute a return of capital. As a result, stockholders should not assume that all periodic dividends are paid from taxable earnings. The specific tax characteristics of our dividends will be reported to stockholders after the end of each calendar year.

We intend to elect to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities or other financing alternatives. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment and stock purchase plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that opt out of our dividend reinvestment and stock purchase plan may experience dilution over time.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
The information contained in this section should be read in conjunction with our financial statements and notes thereto appearing elsewhere in this report.
Forward-Looking Statements
Some of the statements in this report constitute forward-looking statements, which relate to future events or our future performance or financial condition. We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including any factors set forth in “Risk Factors” and elsewhere in this report. The forward-looking statements contained herein involve risks and uncertainties, including statements as to: (i) our future operating results; (ii) our business prospects and the prospects of our portfolio companies; (iii) the impact of investments that we expect to make; (iv) our contractual arrangements and relationships with third-parties; (v) the dependence of our future success on the general economy and its impact on the industries in which we invest; (vi) the ability of our portfolio companies to achieve their objectives; (vii) our expected financings and investments; (viii) the adequacy of our cash resources and working capital; and (ix) the timing of cash flows, if any, from the operations of our portfolio companies.
We have based the forward-looking statements included in this report on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we may file with the SEC in the future, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
American Capital Senior Floating, Ltd. ("ACSF", "we", "our" and "us"), a Maryland corporation organized in February 2013 that commenced operations on October 15, 2013, is an externally managed, non-diversified closed-end investment management company. We have elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). In addition, for tax purposes we intend to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
On January 15, 2014, we priced our initial public offering ("IPO"), selling 10.0 million shares of common stock, at a price of $15.00 per share for net proceeds of $149.2 million. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “ACSF”. We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 ("JOBS Act"), and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.
Our investment activities are managed by American Capital ACSF Management, LLC (our "Manager"). Under our management agreement with our Manager, we have agreed to pay our Manager an annual base management fee of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager. For the first two years following the IPO, our Manager has agreed that annual other operating expenses, as defined in our management agreement, will generally not exceed 75 basis points of ACSF’s quarter end consolidated net assets, excluding unrealized gains or losses. Our Board of Directors, a majority of whom are independent of us, provides overall supervision of our activities, and our Manager supervises our day-to-day activities.
On November 14, 2013, we formed a wholly-owned consolidated financing subsidiary, ACSF Funding I, LLC, a Delaware limited liability company (“ACSF Funding”). On December 18, 2013, ACSF Funding entered into a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent (the “Credit Facility”). The Credit Facility is scheduled to mature on December 18, 2015 and generally bears interest at the London Interbank Offered Rate ("LIBOR") plus 1.80%. The Credit Facility is secured by ACSF Funding's assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. Advance rates vary on the type of collateral owned and can range up to 80%.
On October 15, 2013, we entered into a $200 million revolving credit facility (the "ACAM Facility") provided by American Capital Asset Management, LLC, the indirect parent of our Manager. Prior to the IPO, we used the ACAM Facility to purchase our initial investment portfolio and upon the closing of the IPO, we repaid the ACAM Facility in full plus accrued interest and terminated the ACAM Facility.

Investments
Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, "Senior Floating Rate Loans", "SFRLs" or "Loan Portfolio") which are commonly referred to as leveraged loans. Standard and Poor's ("S&P") defines large-market loans as loans to issuers with earnings before interest, taxes, depreciation and amortization ("EBITDA") of greater than $50 million. Senior Floating Rate Loans are typically collateralized by a company's assets and structured with first lien or second lien priority on collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. We also invest in equity tranches of collateralized loan obligations ("CLOs") which are securitized vehicles collateralized primarily by SFRLs and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Senior Floating Rate Loan positions previously held by us. Under normal market conditions, we will invest at least 80% of our assets in Senior Floating Rate Loans or CLOs that are pooled investment vehicles that invest primarily all of their assets in Senior Floating Rate Loans.
Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to U.S. based large-market private companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” as defined by Section 55(a) of the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies”. The definition of “eligible portfolio company” includes private operating companies and certain public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million, in each case organized under the laws of and with their principal place of business located in the United States. Investments in debt and equity tranches of CLOs are deemed nonqualified assets for BDC compliance purposes; therefore, under normal market conditions, we intend to limit our CLO investments to 20% of our portfolio.
Investment Income
We generate investment income primarily in the form of interest income from the investment securities we hold and capital gains, if any, on investment securities that we may sell. Our debt investments generally have a stated term of three to seven years and typically bear interest at a floating rate usually determined on the basis of a benchmark LIBOR, commercial paper rate, or the prime rate. Interest on our debt investments is generally payable quarterly but may be paid monthly or semi-annually.
Expenses
We do not have any employees and do not pay our officers any cash or non-cash equity compensation. We pay, or reimburse our Manager and its affiliates, for expenses related to our operations incurred on our behalf, excluding employment-related expenses of our and our Manager's officers and any employees of American Capital or the parent company of our Manager who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. However, for the first full 24 months after the date of our IPO, our other operating expenses are limited to an annual rate of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter (the "Expense Cap"). For the purposes of the Expense Cap, other operating expenses include both (i) our operating expenses reimbursed to our Manager and its affiliates for expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. Subsequent to the first full 24 months after the date of our IPO, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations.
During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

Current Market Conditions
Economic and market conditions can impact our business and our investments in multiple ways, including the financial condition of the portfolio companies in which we invest, our investment returns, our funding costs, our access to the capital markets and our access to credit. The leveraged loan market has grown substantially in recent years with the amount of total leveraged loans outstanding exceeding $800 billion as of June 30, 2015. Growth has largely been a function of the resilient performance of the asset class across multiple credit cycles coupled with the changing regulatory and investor landscape and the attractive floating rate nature of the assets. Despite the size and liquidity of the loan market, there continues to be volatility in the loan market as a result of (i) the dynamic correlation between retail fund flows, the rate of CLO issuance and amount of new issue supply and (ii) the financial performance of the underlying issuers that comprise the asset class. Despite uncertainties regarding economic and market conditions, the new issue loan pipeline in the leveraged loan market remains active, with high quality first lien and second lien transactions supporting leveraged buyouts, strategic acquisitions, plant expansions, recapitalizations and refinancings for large to mid-sized borrowers. Similarly, the CLO equity pipeline also remains very healthy with a backlog of managers raising capital for new investment vehicles.
The primary loan market volume during the first half of 2015 was less than the volume during the comparable period in 2014, driven largely by a drop in merger and acquisition and recapitalization activity. In addition, CLO formation was strong during the first half of 2015 at approximately $59 billion, while retail fund flows remained relatively flat for the period. These technical factors contributed to stable loan prices in the secondary market, with the average bid of the S&P/LSTA Leveraged Loan Index at 96.58 on June 30, 2015, down slightly from 96.98 on March 31, 2015, up from 95.92 on December 31, 2014 and down from 98.29 on December 31, 2013.
Portfolio and Investment Activity
As of June 30, 2015, our portfolio had a fair market value of $272.2 million, a cost basis of $277.7 million and was comprised of 70% first lien loans, 10% second lien loans and 20% CLO equity, measured at fair value. The Loan Portfolio consisted of 127 portfolio companies in 43 industries, and the CLO portfolio included 19 CLOs managed by 14 collateral managers with vintages ranging from 2012-2015. Our Loan Portfolio consisted of all floating rate investments with 100% having LIBOR floors ranging between 0.75% and 1.75%. The weighted average LIBOR floor in our Loan Portfolio was 1.02% as of June 30, 2015. The following table depicts a summary of the portfolio as of June 30, 2015:

($ in thousands)	Cost	Fair Market Value	Cumulative Net Unrealized Depreciation	Yield at Cost
Investment Portfolio:
First lien floating rate loans	$192,480	$190,427	$(2,053)	4.90%
Second lien floating rate loans	28,681	27,914	(767)	7.79%
Total Senior Floating Rate Loans	221,161	218,341	(2,820)	5.27%
CLO equity	56,519	53,850	(2,669)	14.69%
Total Investment Portfolio	$277,680	$272,191	$(5,489)	7.19%

The portfolio is actively managed, with an annualized turnover ratio of 57.29% and 55.65%, respectively, for the three and six months ended June 30, 2015. During the three and six months ended June 30, 2015, Loan Portfolio rotation was reflective of the active management style, which seeks to optimize the portfolio based on current market conditions by rotating into positions that have better relative values. The average yield during the three months ended June 30, 2015 on the Loan Portfolio, CLO equity and total portfolio was 5.35%, 14.14% and 7.06%, respectively. The average yield during the six months ended June 30, 2015 on the Loan Portfolio, CLO equity and total portfolio was 5.35%, 13.89% and 6.99%, respectively. The following tables depict the portfolio activity for the three and six months ended June 30, 2015:

	Three months ended June 30, 2015				Six months ended June 30, 2015
($ in thousands)	First Lien	Second Lien	CLO Equity	Total	First Lien	Second Lien	CLO Equity	Total
Fair Value, Beginning	$192,728	$29,079	$50,753	$272,560	$194,952	$29,841	$51,577	$276,370
Purchases	34,685	—	4,219	38,904	64,386	2,492	8,206	75,084
Sales	(19,225)	(500)	—	(19,725)	(50,340)	(3,765)	(2,283)	(56,388)
Repayments (1)	(17,172)	(908)	(3,283)	(21,363)	(19,697)	(916)	(6,527)	(27,140)
Non-cash income accrual (2)	11	3	1,873	1,887	18	6	3,582	3,606
Net realized gains / (losses)	81	(3)	—	78	85	22	278	385
Net unrealized appreciation / (depreciation)	(681)	243	288	(150)	1,023	234	(983)	274
Fair Value, Ending	$190,427	$27,914	$53,850	$272,191	$190,427	$27,914	$53,850	$272,191

(1)	Repayments for CLO equity reflect the amount of cash distributions from CLO investments received during the three and six months ended June 30, 2015.

(2)
Non-cash income accrual includes amortization/accretion of discount/premium on the Loan Portfolio and income accrued on the CLOs using the effective interest method during the three and six months ended June 30, 2015.

	Three months ended June 30, 2015			Six months ended June 30, 2015
	Loan Portfolio	CLO Equity	Total Portfolio	Loan Portfolio	CLO Equity	Total Portfolio
Portfolio Companies - Beginning	121	17	138	117	16	133
Purchases (new)	24	2	26	43	4	47
Purchases (add-on to existing)	6	—	6	8	—	8
Complete exit	(18)	—	(18)	(33)	(1)	(34)
Portfolio Companies - Ending	127	19	146	127	19	146

The following table depicts the weighted average portfolio yield by activity type during the three and six months ended June 30, 2015:

	Three months ended June 30, 2015				Six months ended June 30, 2015
	First Lien	Second Lien	CLO Equity	Total	First Lien	Second Lien	CLO Equity	Total
Beginning Yield	5.02%	7.81%	14.02%	7.06%	4.98%	7.81%	13.64%	6.92%
Purchases	4.71%	—%	16.87%	5.75%	5.00%	9.25%	16.99%	6.16%
Sales	(5.02)%	(8.17)%	—%	(5.11)%	(5.08)%	(8.77)%	(18.93)%	(5.85)%
Repayments	(5.77)%	(8.32)%	(14.04)%	(7.17)%	(5.69)%	(8.30)%	(13.84)%	(7.76)%
Repricing/Reforecast	(0.35)%	—%	0.48%	0.26%	(0.31)%	—%	0.81%	0.52%
Ending Yield	4.90%	7.79%	14.69%	7.19%	4.90%	7.79%	14.69%	7.19%

As of December 31, 2014, our portfolio had a fair market value of $276.4 million, a cost basis of $282.1 million and was comprised of 70% first lien loans, 11% second lien loans and 19% CLO equity, measured at fair value. The Loan Portfolio consisted of 117 portfolio companies in 40 industries, and the CLO portfolio included 16 CLOs managed by 14 collateral managers. Our Loan Portfolio consisted of all floating rate investments with 100% having LIBOR floors ranging between 1.00% and 1.75%. The weighted average LIBOR floor in our Loan Portfolio was 1.03% as of December 31, 2014. The following table depicts a summary of the portfolio as of December 31, 2014:

($ in thousands)	Cost	Fair Market Value	Cumulative Net Unrealized Depreciation	Yield at Cost
Investment Portfolio:
First lien floating rate loans	$198,028	$194,952	$(3,076)	4.98%
Second lien floating rate loans	30,842	29,841	(1,001)	7.81%
Total Senior Floating Rate Loans	228,870	224,793	(4,077)	5.36%
CLO equity	53,263	51,577	(1,686)	13.64%
Total Investment Portfolio	$282,133	$276,370	$(5,763)	6.92%
During the year ended December 31, 2014, we purchased Senior Secured Floating Rate Loans of 120 portfolio companies (102 new and 18 existing) for a total purchase price of $199.9 million with a weighted average yield at cost of 5.5%. During the year ended December 31, 2014, we purchased nine CLO equity investments (eight new and one existing) for an aggregate purchase price of $26.7 million with a weighted average yield of 12.5%. Investment sales and repayments during the year ended December 31, 2014 totaled $106.4 million and $42.1 million, respectively. As a result of CLO equity representing a larger percentage of the portfolio and active portfolio management, the weighted average yield on the portfolio increased 31 basis points during the year to 6.9% as of December 31, 2014. The average yield during the year on our Loan portfolio, CLO investments and total portfolio was 5.3%, 13.0% and 6.5%, respectively.
The following tables depict the portfolio activity for the year:

	For the Year Ended December 31, 2014
	First Lien		Second Lien		CLO Equity		Total
$ in thousands	Amount	Yield (at cost)	Amount	Yield (at cost)	Amount	Yield (at cost)	Amount	Yield (at cost)
December 31, 2013	$154,207	4.90%	$15,186	7.97%	$30,172	14.64%	$199,565	6.61%
Purchases	169,360	5.06%	30,571	8.01%	26,697	12.51%	226,628	6.19%
Sales	(93,690)	(4.82)%	(12,724)	(8.39)%	—	—%	(106,414)	(5.24)%
Repayments (1)	(30,904)	(5.23)%	(2,030)	(7.65)%	(9,113)	(13.27)%	(42,047)	(7.09)%
Amortization / accretion of discount / premium (2)	(7)	n/a	14	n/a	5,501	n/a	5,508	n/a
Realized gains / (losses)	128	n/a	62	n/a	—	n/a	190	n/a
Unrealized appreciation / (depreciation)	(4,142)	n/a	(1,238)	n/a	(1,680)	n/a	(7,060)	n/a
December 31, 2014	$194,952	4.98%	$29,841	7.81%	$51,577	13.64%	$276,370	6.92%

(1)	Repayments for CLO equity reflect the amount of cash distributions from CLO investments received during the year ended December 31, 2014.

(2)	Amount reflected in amortization/accretion of discount/premium for CLOs represent the income recognized during the year ended December 31, 2014 using the effective interest method.

	For the Year Ended December 31, 2014
	Loan	CLO	Total Portfolio
Portfolio Companies - December 31, 2013	69	8	77
Purchases (new)	102	8	110
Purchases (add-on to existing)	18	1	19
Complete Exit	54	—	54
Portfolio Companies - December 31, 2014	117	16	133

As of December 31, 2013, our portfolio had a fair market value of $199.6 million, a cost basis of $198.3 million and was comprised of 77% first lien loans, 8% second lien loans and 15% CLO equity, measured at fair value. The Loan Portfolio consisted of 72 portfolio companies in 30 industries, and the CLO portfolio included 8 CLOs managed by 7 collateral managers. Our Loan Portfolio consisted of all floating rate investments with 99% having LIBOR floors ranging between 1.00% and 1.50%. The weighted average LIBOR floor in our Loan Portfolio was 1.03% as of December 31, 2013. The following table depicts a summary of the portfolio as of December 31, 2013:

($ in thousands)	Cost	Fair Market Value	Cumulative Net Unrealized Depreciation	Yield at Cost
Investment Portfolio:
First lien floating rate loans	$153,141	$154,207	$1,066	4.90%
Second lien floating rate loans	14,949	15,186	237	7.97%
Total Senior Floating Rate Loans	168,090	169,393	1,303	5.17%
CLO equity	30,178	30,172	(6)	14.64%
Total Investment Portfolio	$198,268	$199,565	$1,297	6.61%
As of June 30, 2015, approximately 80% of our Loan Portfolio, at fair value, was comprised of loans with a facility rating by S&P of at least "B" or higher. The following chart shows the S&P facility credit rating of our Loan Portfolio at fair value as of June 30, 2015:

First Lien	Second Lien

As of December 31, 2014, approximately 77% of our Loan Portfolio, at fair value, was comprised of loans with a facility rating by S&P of at least "B" or higher. The following chart shows the S&P facility credit rating of our Loan Portfolio at fair value as of December 31, 2014:

First Lien	Second Lien

As of December 31, 2013, approximately 86% of our Loan Portfolio, at fair value, was comprised of loans with a facility rating by S&P of at least "B" or higher. The following chart shows the S&P facility credit rating of our Loan Portfolio at fair value as of December 31, 2013:

First Lien	Second Lien

Results of Operations

Operating results for the three and six months ended June 30, 2015 and 2014 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share data)	2015	2014	2015	2014 (1)
Investment income:
First lien floating rate loans	$2,401	$2,433	$4,833	$4,697
Second lien floating rate loans	606	674	1,206	1,112
CLO equity	1,873	1,483	3,582	2,578
Total investment income	4,880	4,590	9,621	8,387
Expenses:
Interest and other debt related costs	758	781	1,513	1,869
Management fee	563	574	1,141	1,000
Other expenses, net	282	278	560	555
Net expenses	1,603	1,633	3,214	3,424
Net investment income before taxes	3,277	2,957	6,407	4,963
Income tax provision	(57)	(30)	(127)	(109)
Net investment income	3,220	2,927	6,280	4,854
Net realized and unrealized (loss) / gain on investments:
Net realized gain on investments	78	115	385	264
Net unrealized (depreciation) / appreciation on investments	(150)	(193)	274	51
Income tax benefit / (provision)	11	—	11	(200)
Net realized and unrealized (loss) / gain on investments	(61)	(78)	670	115
Net increase in net assets resulting from operations	$3,159	$2,849	$6,950	$4,969

(1)
The source of debt financing, tax structure and average portfolio size changed following the IPO which occurred during the six months ended June 31, 2014. As such, the period presented may not be comparable to the six months ended June 31, 2015.

Investment Income
Investment income increased $0.3 million to $4.9 million for the three months ended June 30, 2015 over the comparable period in 2014. The increase was primarily driven by CLO equity investments, which represented a greater percentage of the portfolio, on average, during the second quarter of 2015 compared to the second quarter of 2014. Additionally, CLO equity had a higher yield during the three months ended June 30, 2015 than the comparable period in 2014. The increase in investment income from CLO equity investments was partially offset by a decline in revenue from the Loan Portfolio due to its lower yield from tighter new issue spreads and the repricing of approximately 10% of the first lien portion of the Loan Portfolio during the three months ended June 30, 2015. Investment income increased $1.2 million to $9.6 million for the six months ended June 30, 2015 compared to the comparable period in 2014. The increase was a result of various factors including a larger investment portfolio, on average, and an increase to the yield on the total investment portfolio primarily as a result of CLO equity investments representing a greater percentage of the portfolio.
Net Expenses
Net expenses remained stable at $1.6 million for the three months ended June 30, 2015 compared to the comparable period in 2014 with no significant fluctuations in borrowing costs, management fees or other net expenses. Net expenses declined $0.2 million for the six months ended June 30, 2015 over the comparable period in 2014. The decline was driven by a reduction of interest expense due to a lower average cost of funding, which was partially offset by higher management fees as a result of prorating the fee for the first quarter of 2014 since the management agreement did not take effect until the closing of the IPO.

The following table outlines the costs associated with our debt financing during the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2015	2014	2015	2014
Interest expense	$635	$668	$1,272	$1,635
Commitment fees	26	15	47	40
Amortization of debt financing costs	97	98	194	194
Total Debt Financing Costs	$758	$781	$1,513	$1,869

Average debt outstanding	$126,259	$132,364	$127,601	$125,815
Average cost of funding (1)	2.41%	2.36%	2.39%	2.99%
Weighted average interest rate	1.99%	2.00%	1.98%	2.59%
(1) Includes interest, unfunded commitment fees and amortization of debt financing costs
Debt financing costs decreased slightly during the three months ended June 30, 2015 over the comparable period in 2014 primarily as a result of less debt outstanding, on average, during the period.
Costs associated with debt financing decreased by $0.4 million for the six months ended June 30, 2015 over the comparable period in 2014. The decline was primarily driven by a decrease in the average interest rate during the first half 2015. Prior to the closing of the IPO, there was $194.7 million outstanding on the ACAM Facility, which bore an average interest rate of 5.00%. Following the IPO, the ACAM Facility was repaid and all subsequent borrowings were provided by the BAML Facility at a significantly lower average rate of LIBOR+1.80%.
Net Realized Gains
Sales and repayments of investments during the three months ended June 30, 2015 totaled $41.1 million resulting in net realized gains of $0.1 million. Sales and repayments of investments during the six months ended June 30, 2015 totaled $83.5 million resulting in net realized gains of $0.4 million. The sale of one CLO equity position contributed $0.3 million of realized gains during the six months ended June 30, 2015.
Sales and repayments of investments during the three months ended June 30, 2014 totaled $43.6 million, resulting in net realized gains of $0.1 million. Sales and repayments of investments during the six months ended June 30, 2014 totaled $63.3 million, resulting in net realized gains of $0.3 million.
Net Unrealized Appreciation / Depreciation
During the three months ended June 30, 2015, we recognized net unrealized depreciation on the investment portfolio of $0.2 million, which was primarily driven by unrealized depreciation of $0.6 million from one first lien investment as a result of idiosyncratic risks at the portfolio company, which was partially offset by net unrealized appreciation of $0.4 million from the remainder of the investment portfolio. Exclusive of the previously mentioned first lien investment, the Loan Portfolio contributed $0.1 million of net unrealized appreciation, which was consistent with the relative stability of loan prices in the overall market. CLO equity contributed $0.3 million of net unrealized appreciation as a result of strong cash flows received during the quarter and actual defaults being less than forecast default rates. The net unrealized depreciation on investments for the three months ended June 30, 2014 was $0.2 million.
During the six months ended June 30, 2015, we recognized net unrealized appreciation on the investment portfolio of $0.3 million. The Loan Portfolio produced $1.3 million of net unrealized appreciation during the six months ended June 30, 2015, which was reflective of higher prices in the broadly syndicated U.S. loan market as a result of continued demand for loans from CLO formation coupled with lackluster primary new loan issuance. The net unrealized appreciation on the Loan Portfolio was partially offset by $1.0 million of net unrealized depreciation from CLO equity, which was primarily the result of an increase to the discount rate used in the valuations and the reversal of previously recognized unrealized appreciation of $0.2 million upon the exit of one CLO position. The net unrealized appreciation on investments for the six months ended June 30, 2014 was $0.1 million, which was primarily the result of appreciation on the portfolio purchased during the period in the primary market.
Taxes
We intend to elect to be treated as a RIC under subchapter M of the Code for income tax purposes. In order to qualify as a RIC, among other things, we are required to meet certain source of income and asset diversification requirements; additionally, we must distribute annually at least 90% of our ordinary income, including net short term gains in excess of net long term losses. So long as we qualify as a RIC, we generally are not subject to the entity level taxes on earnings timely distributed to our stockholders. At our discretion, we may delay distributions of a portion of our current year taxable income to the subsequent year and pay 4%

excise taxes on such deferred distributions as calculated under the Code. If we anticipate paying excise taxes, we accrue excise taxes on a quarterly basis based on our estimates. For the three months ended June 30, 2015 and 2014, we accrued federal excise tax of $70 thousand and $30 thousand, respectively. For the six months ended June 30, 2015 and 2014, we accrued federal excise tax of $140 thousand and $30 thousand, respectively.

Operating results for the year ended December 31, 2014 and the period ended December 31, 2013 were as follows:

($ in thousands except per share data)	Year Ended December 31, 2014	Period from October 15, 2013* to December 31, 2013
Investment income:
First lien floating rate loans	$9,884	$973
Second lien floating rate loans	2,389	82
CLO equity	5,500	517
Total investment income	17,773	1,572
Expenses:
Interest and other debt related costs	3,448	951
Management fee	2,186	—
Other expenses (net)	1,121	93
Net expenses	6,755	1,044
Net investment income before tax	11,018	528
Income tax provision	(159)	(282)
Net investment income	10,859	246
Realized and unrealized (loss) gain on investments:
Net realized gain (loss) on investments	190	(7)
Net unrealized (depreciation) appreciation on investments	(7,060)	1,297
Income tax provision	(200)	(521)
Net realized and unrealized (loss) gain on investments	(7,070)	769
Net increase in net assets resulting from operations	$3,789	$1,015
* Commencement of Operations
Investment Income
Investment income for the year ended December 31, 2014 was $17.8 million. Interest generated from Loan investments totaled $12.3 million and income from the CLO investments totaled $5.5 million for the year ended December 31, 2014. The average yield on our Loan portfolio during the year ended December 31, 2014 was 5.3% and the average yield on our CLO investments during the year ended December 31, 2014 was 13.0% for a weighted average total yield on the portfolio during the year of 6.5%. Investment income for the period ended December 31, 2013 was $1.6 million. Interest generated from Loan investments totaled $1.1 million and income from the CLO investments totaled $0.5 million for the period ended December 31, 2013.
Net Expenses
Net expenses for the year ended December 31, 2014 were $6.8 million, primarily comprised of interest and other debt related costs of $3.4 million, management fees of $2.2 million and other general and administrative expenses. Net expenses for the period ended December 31, 2013 were $1.0 million, primarily comprised of interest and other debt related costs of $1.0 million.
Interest and other debt related costs incurred in 2013 and from January 1, 2014 until January 22, 2014 (the closing date of the IPO) primarily related to interest expense on the ACAM Facility. There was $194.7 million outstanding on the ACAM Facility at the time of the closing of the IPO, at which point the ACAM Facility was repaid in full and terminated. The weighted average interest rate on the ACAM Facility was 5.0%.
Interest and other debt related costs incurred following the closing date of the IPO through December 31, 2014 are related to borrowings under our Credit Facility. The Credit Facility generally bears interest at a spread of 1.80% over a chosen index (which is typically one-month LIBOR). Included in other debt related costs are additional fees and expenses associated with the

Credit Facility, including an unused commitment fee of 75 basis points on undrawn commitments and the amortization of debt financing costs.
The following table outlines the costs associated with our debt financing during 2013 and 2014:

	For the period from January 1, 2014 to January 22, 2014	For the period from January 22, 2014 to December 31, 2014	For the Year and Period Ended December 31,
($ in thousands)			2014	2013
Interest expense	$568	$2,433	$3,001	$943
Commitment fees	—	54	54	—
Amortization of debt financing costs	22	371	393	8
Total Financing Costs	$590	$2,858	$3,448	$951

Average debt outstanding	$194,748	$127,092	$130,984	$89,524
Average cost of funding (1)	5.00%	2.39%	2.63%	5.00%
Weighted average interest rate	5.00%	2.00%	2.26%	5.00%

(1)	Includes amortization of debt financing costs
Management fees were $2.2 million for the year ended December 31, 2014. The accrual for management fees commenced upon the receipt of the IPO proceeds, which occurred on January 22, 2014, and was prorated for the first quarter based on the number of days the management agreement was in effect.
Other operating expenses totaled $2.1 million for the year ended December 31, 2014 and are comprised primarily of insurance premiums, Board of Director fees, professional fees and rent. However, as a result of the Expense Cap, our Manager was responsible for $1.0 million of our expenses, which resulted in our other operating expenses (net) totaling $1.1 million for the year ended December 31, 2014.
Net Realized Gains / Losses
Sales and repayments of investments during the year ended December 31, 2014 totaled $106.4 million and $42.0 million, respectively, resulting in net realized gains of $0.2 million, or $0.02 per weighted average share outstanding. Sales and repayments of investments during the period ended December 31, 2013 totaled $5.9 million and $3.9 million, respectively, resulting in net realized losses of less than $(0.1) million.
Net Unrealized Appreciation / Depreciation
During the year ended December 31, 2014, we recognized net unrealized depreciation on the investment portfolio of $(7.1) million. The depreciation, especially in the fourth quarter, was largely a function of exposure to the oil and gas industry, which was impacted by declines in oil prices during the second half of the year. The remaining net depreciation was a result of overall price changes observed in the broader market, which reflected an increase to the required rate of return for positions with otherwise stable credit profiles. During the period ended December 31, 2013, ACSF recognized net unrealized appreciation on the investment portfolio of $1.3 million, primarily from the Loan portfolio, the fair value of which moved in-line with the broader market.
Taxes
From our inception through the date of our IPO, we were a taxable corporation under Subchapter C of the Code ("C corporation"), subject to federal and state income taxes on our taxable ordinary income and capital gains. Prior to our IPO, we were a wholly-owned subsidiary of ACAM, which is wholly-owned by American Capital. As such, we were required to be consolidated in American Capital’s federal consolidated tax group, which has a September 30 tax year end. We had a tax sharing agreement with American Capital and other members of the consolidated tax group, under which such members bore their full share of their individual tax obligation and members were compensated for their losses and other tax benefits that were able to be used by other members of the consolidated tax group based on their pro forma stand-alone federal income tax return. We recognized $1.1 million of federal and state tax expense related to our operations prior to the IPO.
We intend to elect to be taxed as a RIC under Subchapter M of the Code beginning with the date of our IPO through our tax fiscal year end of December 31 and for subsequent years. As part of our election to be taxed as a RIC, we intend to make a “deemed sale election” whereby we will treat our net unrealized gains (“net built-in gain”) on the date of our IPO as recognized for tax purposes in our final pre-IPO C corporation federal tax return. The federal tax sharing payment that we owed to American Capital attributed to our net built-in gain was $0.6 million. American Capital waived this payment which was then treated as a deemed capital contribution to us.

Excluding the deemed sale election, there were no significant tax consequences arising from the conversion to a RIC from a C corporation in connection with our IPO.
As of December 31, 2014, we had approximately $2.0 million, or $0.20 per share, of estimated undistributed taxable income. We intend to distribute sufficient dividends, including dividends distributed in the following tax year that we elect to be treated as distributed in the current year, to eliminate our current year taxable income. For the year ended December 31, 2014, we accrued federal excise tax of $0.1 million.
Financial Condition, Liquidity and Capital Resources
Liquidity and capital resources arise primarily from our Credit Facility and cash flow from operations. In addition, we expect to use proceeds from any follow-on equity offerings of common stock and other supplementary financing mechanisms as additional sources of capital and liquidity.
In order to qualify as a RIC, we must annually distribute in a timely manner to our stockholders at least 90% of our taxable ordinary income. In addition, we must also distribute in a timely manner to our stockholders all of our taxable ordinary and capital income in order to not be subject to income taxes. Accordingly, our ability to retain earnings is limited.
Equity Capital
As a BDC, we are generally not able to issue or sell our common stock at a price below our net asset value per share, exclusive of any underwriting discount, except (i) with the prior approval of a majority of our stockholders, (ii) in connection with a rights offering to our existing stockholders or (iii) under such other circumstances as the SEC may permit. As of June 30, 2015, our net asset value was $14.54 per share and our closing market price was $12.65 per share. As of December 31, 2014, our net asset value was $14.42 per share and our closing market price was $12.11 per share.
Debt Capital
As of June 30, 2015, we had $123.8 million in borrowings outstanding on our Credit Facility and our debt to equity ratio was 0.85x. The fair value of assets pledged as collateral on our Credit Facility as of June 30, 2015 were $214.4 million. As of June 30, 2015, we had approximately $18.7 million of available liquidity consisting of $2.5 million of cash and cash equivalents and $16.2 million of available capacity on our Credit Facility. As of December 31, 2014, we had $130.0 million in borrowings outstanding on our Credit Facility and our debt to equity ratio was 0.90x. The fair value of assets pledged as collateral on our Credit Facility as of December 31, 2014 were $220.4 million. As of December 31, 2014, we had approximately $11.8 million of available liquidity consisting of $1.8 million of cash and cash equivalents and $10.0 million of available capacity on our Credit Facility.
The commitment termination date on our Credit Facility is November 18, 2015, and all outstanding borrowings on that date must be repaid by the maturity date of December 18, 2015, unless the Credit Facility is otherwise extended. Prior to the commitment termination date, we plan to either extend the Credit Facility or obtain a new debt financing facility to replace the Credit Facility.
As a BDC, we are permitted to issue “senior securities,” as defined in the 1940 Act, in any amount as long as immediately after such issuance our asset coverage is at least 200%, or equal to or greater than our asset coverage prior to such issuance, after taking into account the payment of debt with proceeds from such issuance. Asset coverage is defined in the 1940 Act as the ratio of the value of the total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. However, if our asset coverage is below 200%, we may also borrow amounts up to 5% of our total assets for temporary purposes even if that would cause our asset coverage ratio to further decline. As of June 30, 2015, our asset coverage was 217%. As of December 31, 2014, our asset coverage was 211%.
Operating and Financing Cash Flows
For the six months ended June 30, 2015, net cash provided by operating activities was $14.6 million and was primarily derived from the collection of interest on our investment portfolio and net proceeds from purchases and sales of investments. For the six months ended June 30, 2015, net cash used in financing activities was $13.9 million and was primarily used to pay $7.7 million of dividends and reduce debt outstanding by $6.2 million. For the six months ended June 30, 2014, net cash used in operating activities was $89.0 million and was primarily a result of net investment purchases of $85.1 million. For the six months ended June 30, 2014, net cash provided by financing activities was $80.4 million and was primarily attributable to net proceeds from our IPO of $149.2 million offset by a net decrease in the amount of debt outstanding of $66.7 million.
Off-Balance Sheet Arrangements
We do not currently engage in off-balance sheet arrangements.

Dividends
When determining dividends, our Board of Directors considers estimated taxable income, GAAP income and economic performance. Actual taxable income may differ from GAAP income due to temporary and permanent differences in income and expense recognition and changes in unrealized appreciation and depreciation on investments. The specific tax characteristics will be reported to stockholders on Form 1099 after the end of the calendar year. We currently expect dividends for 2015 to be from ordinary taxable income.
On May 4, 2015, we announced a monthly dividend of $0.097 per share for each of May, June and July 2015. On August 3, 2015, we announced a monthly dividend of $0.097 per share for each of August, September and October 2015. On November 2, 2015, we announced a monthly dividend of $0.097 per share for each of November 2015, December 2015 and January 2016. Since our January 2014 IPO, we have declared a total of $22.9 million in dividends, or $2.290 per share.
The table below details the dividends declared on our shares of common stock since the completion of our IPO (dollars in thousands, except per share data):

Quarterly Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Total Amount
March 17, 2014	March 27, 2014	March 31, 2014	April 10, 2014	$0.180	$1,800
June 18, 2014	June 26, 2014	June 30, 2014	July 10, 2014	$0.280	$2,800
September 17, 2014	September 26, 2014	September 30, 2014	October 10, 2014	$0.280	$2,800
December 18, 2014	December 29, 2014	December 31, 2014	January 9, 2015	$0.290	$2,900
March 19, 2015	March 27, 2015	March 31, 2015	April 6, 2015	$0.290	$2,900

Monthly Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Total Amount(1)
March 19, 2015	April 17, 2015	April 21, 2015	May 4, 2015	$0.097	$970
May 4, 2015	May 20, 2015	May 22, 2015	June 2, 2015	$0.097	$970
May 4, 2015	June 17, 2015	June 19, 2015	July 2, 2015	$0.097	$970
May 4, 2015	July 22, 2015	July 24, 2015	August 4, 2015	$0.097	$970
August 3, 2015	August 19, 2015	August 21, 2015	September 2, 2015	$0.097	$970
August 3, 2015	September 18, 2015	September 22, 2015	October 2, 2015	$0.097	$970
August 3, 2015	October 21, 2015	October 23, 2015	November 3, 2015	$0.097	$970
November 2, 2015	November 18, 2015	November 20, 2015	December 2, 2015	$0.097	$970
November 2, 2015	December 22, 2015	December 24, 2015	January 5, 2016	$0.097	$970
November 2, 2015	January 20, 2016	January 22, 2016	February 2, 2016	$0.097	$970
Inception to Date Total				$2.290	$22,900
(1) Future dividend amounts do not assume issuance of shares under the dividend reinvestment and stock purchase plan
We maintain an "opt out" dividend reinvestment and stock purchase plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they, or their nominees on their behalf, specifically "opt out" of the dividend reinvestment and stock purchase plan so as to receive cash dividends.
Critical Accounting Policies
The preparation of consolidated financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. The following is a summary of our accounting policies that are most affected by judgments, estimates and assumptions, which relate to the estimation of fair value of portfolio investments and revenue recognition.
Valuation of Portfolio Investments
We value our investments in accordance with the 1940 Act and ASC 820, as determined in good faith by our Board of Directors.
We undertake a multi-step valuation process to determine the fair value of our investments in accordance with ASC 820. The valuation process begins with the development of a preliminary valuation recommendation for each investment as determined in accordance with our valuation policy by a group of our Manager’s valuation, accounting and finance professionals, which is independent of our Manager’s investment team. To prepare the proposed valuation, the group reviews information provided by a nationally recognized independent pricing service and broker-dealers, and may consult with the investment team and other internal resources of our Manager and its affiliates. The preliminary valuation recommendations are then presented to the Investment Committee and reviewed and approved by our Audit and Compliance Committee. The valuation recommendations are then reviewed by our Board of Directors for final approval.
ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. When available, we determine the fair value of our investments using unadjusted quoted prices from active markets. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment when determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:
Level 1: Inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. This may include valuations based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date.
Level 3: Inputs are unobservable and cannot be corroborated by observable market data. In certain cases, investments classified within Level 3 may include securities for which we have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on.
The valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. Our SFRLs are predominately valued based on evaluated prices from a nationally recognized independent pricing service or from third-party brokers who make markets in such debt investments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the third-party fair value estimates and perform procedures to validate their reasonableness, including an analysis of the range and dispersion of third-party estimates, frequency of pricing updates, comparison of recent trade activity for similar securities, and review for consistency with market conditions observed as of the measurement date.
There may be instances when independent or third-party pricing sources are not available, or cases where we believe that the third-party pricing sources do not provide sufficient evidence to support a market participant’s view of the fair value of the debt investment being valued. These instances may result from an investment in a less liquid loan such as a middle market loan, a mezzanine loan or unitranche loan, or a loan to a company that has become financially distressed. In these instances, we may estimate the fair value based on a combination of a market yield valuation methodology and evaluated pricing discussed above, or solely based on a market yield valuation methodology. Under the market yield valuation methodology, we estimate the fair value based on a discounted cash flow technique. For these debt investments, the unobservable inputs used in the market yield valuation methodology to measure fair value reflect management’s best estimate of assumptions that would be used by market participants when pricing the investment in a hypothetical transaction, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We will estimate the remaining life based on market data for the average life of similar loans. However, if we have information that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The average life to be used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since many loans are prepaid prior to the maturity date. The interest rate spreads used to estimate the fair value of our loans is based on current interest rate spreads of similar loans. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.
We estimate the fair value of our CLO equity investments using a combination of third-party broker quotes, purchases or sales of the same or similar securities, and cash flow forecasts subject to assumptions that a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions for default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structures and risk characteristics. We weight the use of third-party broker quotes, if any, when determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices.

Investment Income
For debt investments, we record interest income on the accrual basis to the extent that such amounts are expected to be collected. OID and purchased discounts and premiums are accreted/amortized into interest income using the effective interest method, where applicable. Loan origination fees are deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. We stop accruing interest on investments when it is determined that interest is no longer collectible. As of June 30, 2015 and 2014, we had no loans on non-accrual status.
Interest income on the CLO equity investments is recognized using the effective interest method as required by ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets. At the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase, the estimated future cash flows are updated quarterly and a revised yield is calculated prospectively based on the current amortized cost of the investment as adjusted for credit impairments, if any.

RECENT DEVELOPMENTS
On August 3, 2015, we declared monthly cash dividends of $0.097 per share of common stock for each of August, September and October of 2015 that is payable on September 2, 2015, October 2, 2015 and November 3, 2015, respectively, to common stockholders of record as of August 21, 2015, September 22, 2015 and October 23, 2015, respectively, with ex-dividend dates of August 19, 2015, September 18, 2015 and October 21, 2015, respectively. On November 2, 2015, we declared monthly cash dividends of $0.097 per share of common stock for each of November and December of 2015 and January of 2016 that is payable on December 2, 2015, January 5, 2016 and February 2, 2016, respectively, to common stockholders of record as of November 20, 2015, December 24, 2015 and January 22, 2016, respectively.
On October 29, 2015, ACSF Funding amended and restated the Credit Facility with Bank of America, N.A. to extend the maturity date from December 18, 2015 to December 18, 2018, decrease the commitment amount from $140 million to $135 million and implement an unused fee holiday when the facility is at least 90% utilized. Amounts drawn under the Credit Facility will continue to bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.50%, (ii) Bank of America, N.A.’s prime rate or (iii) one-month LIBOR plus 1%.
In October 2015, our Board of Directors and a majority of the directors who are not “Interested Persons,” as defined under the 1940 Act, approved a renewal of our management agreement until January 15, 2017 and, subject to stockholder approval, an amendment and restatement of our management agreement, as described below. In October 2015, our Manager agreed to extend the 0.75% cap on other operating expenses until the date of our 2016 Annual Meeting of Stockholders, at which time we expect to submit to a vote of stockholders an amendment and restatement of the management agreement which would (i) extend the expense cap through December 31, 2020, (ii) subject to the expense cap, provide for reimbursement by us to our Manager for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us and (iii) make certain other immaterial changes.

BUSINESS
General
We were organized in February 2013 as a Maryland corporation and commenced operations on October 15, 2013. We are structured as an externally managed, non-diversified closed-end investment management company that has elected to be regulated as a BDC under the 1940 Act. For tax purposes, we intend to elect to be taxed as a RIC, as defined in Subchapter M of the Code. On November 14, 2013, we formed a wholly-owned consolidated special purpose financing vehicle, ACSF Funding I, LLC, a Delaware limited liability company.
In January 2014, we completed our IPO of 10.0 million shares of common stock at the public offering price of $15.00 per share for gross proceeds of $150.0 million. American Capital ACSF Management, LLC, our external Manager, is an indirect subsidiary of ACAM, which is a wholly-owned portfolio company of American Capital. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “ACSF.”
Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of Senior Secured Floating Rate Loans, or Loans, which are diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies, which are commonly referred to as leveraged loans. S&P defines large-market loans as loans to issuers with EBITDA of greater than $50 million. We also invest in equity tranches of CLOs which are securitized vehicles collateralized primarily by Loans and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Loan positions previously held by us. We utilize leverage to enhance our returns and we are limited under the 1940 Act as a BDC on the amount of leverage we can utilize.
As of June 30, 2015, our investment portfolio totaled $272.2 million at fair value and our NAV was $145.4 million. Our portfolio was comprised of 127 Loan obligors totaling $218.3 million and 19 CLO equity investments totaling $53.9 million. During the six months ended June 30, 2015, we invested $75.1 million and investments sold or repaid totaled $83.5 million.

Our Manager

Our Manager is an indirect subsidiary of ACAM, which is a wholly-owned portfolio company of American Capital. Founded in 1986, American Capital is a publicly-traded private equity firm and global asset manager which directly and through its asset management business, originates, underwrites and manages investments in private equity, sponsored finance, real estate, energy and infrastructure, leveraged loans and CLOs. From its eight offices in the United States, Europe and Asia, American Capital had $81 billion in assets under management (including levered assets) as of June 30, 2015.

Our Manager is responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, finance, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under the management agreement. Refer to “Risk Factors—Risks related to our relationship with our Manager and American Capital” for additional information.

Investment Focus
Our Board of Directors has approved as a principal investment strategy that, under normal market conditions, we will invest at least 80% of our assets in Senior Secured Floating Rate Loans or CLOs that are pooled investment vehicles that invest substantially all of their assets in Senior Secured Floating Rate Loans. This investment objective is a non-fundamental policy and may be changed without a stockholder vote. Stockholders will receive 60 days advance notice of any change. As a BDC, we are restricted from holding more than 30% of our assets in nonqualified investments, as defined by Section 55(a) of the 1940 Act. Investments in debt and equity tranches of CLOs are deemed nonqualified assets for BDC compliance purposes and therefore we are limited as to the amount of CLO investments we hold at any given time in our portfolio.

Senior Secured Floating Rate Loans
Senior Secured Floating Rate Loans are loans generally issued by U.S.-based middle market and large market private and public companies. Issuers typically use Senior Secured Floating Rate Loans to refinance existing debt, finance acquisitions or leveraged buyouts, to pay dividends and for other general corporate purposes.
Investors typically classify the Loan market by issuer size. S&P defines large-market loans as loans to companies with EBITDA of greater than $50 million and middle-market loans as loans to companies with EBITDA of less than $50 million.
Senior Secured Floating Rate Loans pay interest based on a floating rate typically calculated as a spread over LIBOR or another market index. Interest rates are periodically reset to reflect changes in market index rates. As a result of the recent low interest rate environment, many Senior Secured Floating Rate Loans include provisions defining a minimum market index rate, also referred to as an interest rate floor. Spreads are typically expressed in basis points and are defined at origination and may be adjusted over the life of a loan to account for changes in a borrower’s credit profile according to predefined credit covenants. Market spreads vary according to market dynamics. Senior Secured Floating Rate Loans are generally structured as minimally-amortizing loans with monthly interest payments and are typically collateralized by a company’s assets.
Senior Secured Floating Rate Loans may be structured with various lien priorities, such as first lien and second lien, on underlying collateral. Principal payments are generally applied based on lien position with second lien loans generally paid after payments to first lien loans or other loans with seniority in priority of payments. As a result, second lien loans are generally riskier and therefore have a higher spread compared to first lien loans. The market for second lien loans is significantly smaller and less liquid than the market for first lien loans.
Senior Secured Floating Rate Loans are generally rated “Ba1” or lower by Moody’s Investor Services, “BB+” or lower by S&P or “BB+” or lower by Fitch Ratings, Inc. (collectively, “below investment grade”).
Senior Secured Floating Rate Loans are typically arranged by a syndicate of investment or commercial banks, who syndicate loans to third-party investors (“the primary market”). After being placed into the primary market, investors may seek to buy and sell Senior Secured Floating Rate Loan positions to other investors in over-the-counter transactions (the “secondary market”). We invest in Senior Secured Floating Rate Loans through both the primary and secondary markets.
We concentrate our investment activities in Senior Secured Floating Rate Loans to those issued by companies with free cash flow generation, defensible market positions and attractive market dynamics. Our Manager and its affiliates have significant experience underwriting and managing investments across a number of industries and seek to create a diversified portfolio of investments across various industries in which they have direct expertise.

The following is an illustrative list of the industries in which we have invested. We may also invest in other industries if we are presented with attractive opportunities.

Aerospace & Defense	Diversified Consumer Services	Independent Power and Renewable Electricity Producers	Metals & Mining
Auto Components	Diversified Telecommunications Services	Industrial Conglomerates	Multiline Retail
Building Products	Electrical Equipment	Insurance	Oil, Gas & Consumable Fuels
Capital Markets	Energy Equipment & Services	Internet & Catalog Retail	Pharmaceuticals
Chemicals	Food & Staples Retailing	Internet Software & Services	Professional Services
Commercial Services & Supplies	Food Products	IT Services	Real Estate Management & Development
Construction & Engineering	Health Care Equipment & Supplies	Life Sciences Tools & Services	Software
Constructions Materials	Health Care Providers & Services	Machinery	Textiles, Apparel & Luxury Goods
Containers & Packaging	Health Care Technology	Marine	Trading Companies & Distributors
Distributors	Hotels, Restaurants & Leisure	Media	Transportation Infrastructure
Listed below are the top ten industries in which our Senior Secured Floating Rate Loans were invested as of June 30, 2015 and December 31, 2014, represented as a percentage of our consolidated investment portfolio at fair value, excluding the CLO equity investments:

Industry	June 30, 2015	Industry	December 31, 2014
Software	10.6%	Health Care Providers & Services	9.9%
Health Care Providers & Services	9.1%	Media	7.7%
Media	8.0%	Software	7.4%
Aerospace & Defense	7.3%	Aerospace & Defense	7.4%
Insurance	5.1%	Hotels, Restaurants & Leisure	6.7%
Hotels, Restaurants & Leisure	4.5%	Commercial Services & Supplies	5.0%
Commercial Services & Supplies	4.4%	Insurance	4.1%
Health Care Equipment & Supplies	3.4%	Health Care Equipment & Supplies	3.3%
Foot & Staples Retailing	3.0%	Containers & Packaging	2.9%
Professional Services	2.9%	Oil, Gas & Consumable Fuels	2.8%
Collateralized Loan Obligations
A CLO is a special purpose vehicle that is formed to finance a pool of loans which meet predefined investment criteria. It is typically a managed vehicle that may trade and reinvest the loans and generally raises capital by issuing both debt and equity securities. Typically, a CLO will issue various classes, or “tranches,” of debt broadly categorized as senior and subordinate debt tranches as well as an equity tranche.
CLO securities receive cash flows generated by underlying collateral according to a defined payment waterfall. Principal and interest payments to CLO debt tranches are typically paid sequentially, with senior debt tranches receiving cash flows prior to subordinate debt tranches. The risk and return to CLO debt tranches vary depending upon each tranche’s right to collect cash flows generated by the underlying collateral. CLO debt tranches are generally rated, with ratings ranging from the highest investment grade to below investment grade, with coupons commensurate with the risk of each tranche. CLO debt tranches are also generally structured with covenants which, if violated, divert cash flows to the senior tranches prior to making any interest or principal payments to subordinate debt tranches or equity tranches.

Unlike debt securities issued by CLOs, CLO equity securities are not rated and do not have contractually stated payment schedules. At origination, the weighted average interest rate of all CLO debt tranches is generally lower than the weighted average interest earned by a CLO’s underlying collateral, resulting in an interest rate spread. CLO equity securities receive residual cash flows, or the interest spread, generated by the underlying collateral after obligated payments for CLO debt securities and other expenses of the CLO have been made. CLO equity tranches typically comprise approximately 10% of total capital raised by a CLO.
CLOs are generally structured as managed entities, with a collateral manager assigned to manage the underlying CLO collateral within predefined investment criteria. CLOs are typically structured with a reinvestment period, during which prepayments and the sale of underlying collateral may be reinvested. Collateral managers are responsible for reinvesting proceeds for a CLO during the reinvestment period. By continuously reinvesting proceeds during the reinvestment period, the effective leverage on CLO equity securities is generally maintained during the reinvestment period.
A result of the typical CLO structure is that CLO equity tranches can generate relatively front-end loaded cash flows. CLO equity cash flows are also highly dependent on the credit performance of their underlying collateral pool. If loans within the collateral pool default, the reduced amount of performing collateral leads to lower cash flows available for distribution through CLO waterfalls, resulting in lower residual cash flows available for equity tranches. Residual cash flows are also impacted by changes in portfolio spreads for CLO collateral. Declines in spreads on newly issued collateral during the reinvestment period result in lower residual cash flows available for equity tranches.
We focus predominantly on CLOs collateralized primarily by Senior Secured Floating Rate Loans. Under normal market conditions, we expect to limit these investments to no more than 20% of the value of our portfolio.

Current Market Conditions
Economic and market conditions can impact our business and our investments in multiple ways, including the financial condition of the portfolio companies in which we invest, our investment returns, our funding costs, our access to the capital markets and our access to credit. The leveraged loan market has grown substantially in recent years with the amount of total leveraged loans outstanding exceeding $800 billion as of June 30, 2015. Growth has largely been a function of the resilient performance of the asset class across multiple credit cycles coupled with the changing regulatory and investor landscape and the attractive floating rate nature of the assets. Despite the size and liquidity of the loan market, there continues to be volatility in the loan market as a result of (i) the dynamic correlation between retail fund flows, the rate of CLO issuance and amount of new issue supply and (ii) the financial performance of the underlying issuers that comprise the asset class. Despite uncertainties regarding economic and market conditions, the new issue loan pipeline in the leveraged loan market remains active, with high quality first lien and second lien transactions supporting leveraged buyouts, strategic acquisitions, plant expansions, recapitalizations and refinancings for large to mid-sized borrowers. Similarly, the CLO equity pipeline also remains very healthy with a backlog of managers raising capital for new investment vehicles.

Portfolio Valuation
We value our investments on a quarterly basis, or more frequently if required, in accordance with GAAP and the 1940 Act.

Employees
We do not have any employees. We are managed by our Manager pursuant to the management agreement between our Manager and us.
Investment Committee
Our Manager has established an Investment Committee, consisting of Malon Wilkus, John Erickson, Samuel Flax, Mark Pelletier and Thomas McHale, each of whom is an officer of our Manager. The role of the Investment Committee is to monitor the performance of our Manager with respect to our investment strategy, to monitor our investment portfolio and to monitor our regulatory compliance. The Investment Committee meets as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee has established operating policies and monitoring guidelines for ACSF and receives notification in the event we operate outside of such policies or guidelines.

Senior Investment Team
Our Manager’s senior investment team currently consists of Mark Pelletier, Michael Cerullo, Dana Dratch, Juan Miguel Estela, Christian Toro, and William Weiss. One or more members of our Manager’s senior investment team must approve each new investment that we make. We consider our senior investment team, led by Mark Pelletier, to be our portfolio managers.

Underwriting Process
We take a qualitative and quantitative approach to sourcing, valuing and selecting investment opportunities. Our approach is grounded in fundamental analysis coupled with an active portfolio management strategy. Our underwriting approach culminates in the development of an investment thesis for each investment, giving consideration to various factors.
We begin by developing a macroeconomic understanding of current and expected economic conditions that provides the context for investment decisions. We also develop a view on each industry that we invest in or contemplate entering. When forming our view of an industry, several factors are considered. These factors include but are not limited to: (i) cyclicality, including demand elasticity of an industry’s products, (ii) defensibility of an industry’s position within the value chain, including consideration of the regulatory environment, (iii) pace of technological change and (iv) direction of industry-wide trends.
In addition, when assessing potential investments, we perform a fundamental analysis on each issuer. This analysis includes consideration of several investment specific factors. These factors include but are not limited to: (i) defensibility of market position, (ii) maturity of the business model, (iii) sustainability of a cash flow and strength of coverage ratios, (iv) consistency and level of historical performance relative to peers, (v) depth of management teams and alignment of incentives and (vi) the level and quality of leverage ratios.
We make investments with the context of our overall portfolio in mind. This is done to ensure that material or significant concentration risks do not develop within industry and issuer subclasses. Generally, we seek to diversify our portfolio across industries and issuers. The level of diversification can vary as the risk-reward profile of the portfolio changes. We actively manage our portfolio’s composition to ensure that the portfolio is optimally structured. Each security is also analyzed on a relative value basis.
We also evaluate market conditions before making investment decisions. Our view of market conditions is influenced by several factors including but not limited to: (i) current and expected liquidity in the market, (ii) relative value of issuances, (iii) level of spreads relative to other opportunities, (iv) covenant levels and (v) volume of new issuances. We actively manage our investment portfolio by investing in both the new issue and secondary loan markets as better relative value investment opportunities become available.

Portfolio Management
In order to maximize our returns for our stockholders, we employ robust portfolio and risk management processes. Our processes include monitoring market conditions and the performance of our investments. As a result of our portfolio and risk management processes, we may change the portfolio composition as we deem appropriate. On a quarterly basis, we perform a comprehensive review and reevaluation of our investments. As part of this process, we review the investment thesis for each position, as well as financial performance, covenant compliance, other credit issues and the relative value of our positions to similar securities in the market. Our analysis provides the basis for, and updates to, our recommendations for each portfolio position. Positions that have deviated significantly from their investment thesis will be placed on a list (our “Watch List”) and monitored more frequently. Members of our Manager’s senior investment team are actively involved in the quarterly review process and monitor changes to our recommendations and holdings of our portfolio.
In addition, on a monthly basis, we update the analysis for Watch List portfolio companies with current operating performance and the senior investment team discusses an overview of the risk exposure, mitigation strategies, secondary trading levels relative to the perceived recovery and justification for continued Watch List inclusion.
Our portfolio management process extends beyond the monthly and quarterly review processes. Through routine formal and informal meetings, our Manager’s senior investment team monitors Watch List constituents, performing positions and market conditions. The senior investment team receives real-time updates on portfolio company earnings, significant announcements and secondary trading price levels from the team of credit analysts and traders who support our business.

Competitive Advantages
We believe we have competitive advantages over other operators in the leveraged loan market and other BDCs that allow us to deliver attractive risk-adjusted returns to our stockholders. Our advantages include the following characteristics:

Established Platform
The senior investment team has extensive experience investing across the loan market, in multiple credit cycles with, on average, over 20 years of investment experience. As of June 30, 2015, the senior investment team manages approximately $6 billion of investments across multiple CLOs, ACSF and other managed accounts of American Capital or its affiliates. In total, there are 19 investment professionals employed by American Capital or its affiliates who are dedicated to underwriting Senior Secured Floating Rate Loan and CLO investments and a 5-person transaction management team who are dedicated to overseeing the transaction processing and operations for Senior Secured Floating Rate Loans. Through our management agreement and the administrative services agreement, we have access to American Capital and its affiliates’ employees, including senior management, investment professionals, operations, finance, compliance, legal, capital markets, accounting, treasury, investor relations, internal audit and information technologies staffs, and their infrastructure, operations, business relationships and management expertise.
Portfolio Management
We manage our portfolio through a well-defined underwriting and portfolio management process as described above that leverages the established platform of American Capital and its affiliates. We believe this reduces the downside risk to our stockholders and provides a scalable framework for investing in the future.
Actively Managed Granular Portfolio
Our portfolio is granular with the maximum loan obligor exposure as of June 30, 2015 of 1.3% and an average position size of 0.6% of the portfolio. Due to the size and liquidity available in the Loan market, our Manager is able to actively manage the portfolio and respond to changes in credit quality or market tones to ensure the portfolio is optimized for our benefit. During the six months ended June 30, 2015, our portfolio turnover ratio was 27.59%.
Expense Structure
Our expenses are limited to our financing costs, taxes, costs incurred by our Manager and its affiliates for expenses related to our operations incurred on our behalf, excluding employment-related expenses and a 0.80% management fee. We do not pay our Manager any incentive fee. Additionally, through the date of our 2016 Annual Meeting of Stockholders, our other operating expenses, as defined in our management agreement, will be limited to an annual rate of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter.

Competition
Our primary competitors include other BDCs, CLO investors, other credit focused investment funds, commercial and investment banks, commercial financing companies, insurance companies and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the requirements we must satisfy to maintain our qualification as a RIC. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Legal Proceedings

From time to time, we or our Manager may be a party to certain ordinary routine litigation incidental to our or its business, including the enforcement of our rights under contracts with our portfolio companies. We and our Manager are not currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or our Manager.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2015 (dollars in thousands), regarding each portfolio company in which we have an investment. All such investments have been made in accordance with our investment objective and strategies described in this prospectus. As of June 30, 2015, none of our investments exceeded 5% of our total assets. Our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.

	Industry	Par Amount	Cost	Fair Value
NON-CONTROLLED/NON-AFFILIATED INVESTMENTS
First Lien Floating Rate Loans
24 Hour Fitness Worldwide, Inc.	Hotels, Restaurants & Leisure	$1,982	$1,976	$1,888
12647 Alcosta Boulevard #500
San Ramon, CA 94583
Accellent Inc.	Health Care Equipment & Supplies	1,975	1,975	1,967
100 Fordham Road
Wilmington, MA 01887
Acosta Holdco, Inc.	Media	2,488	2,447	2,483
600 Corporate Center Parkway
Jacksonville, FL 32216
ADMI Corp.	Health Care Providers & Services	550	549	553
281 Sanders Creek Parkway
East Syracuse, NY 13057
Aegis Toxicology Sciences Corporation	Health Care Providers & Services	1,650	1,641	1,592
515 Great Circle Road
Nashville, TN 37228
Air Medical Group Holdings, Inc.	Health Care Providers & Services	2,000	2,005	1,989
306 Davis Drive
P.O. Box 768
West Plains, MO 66775
Albertson's LLC	Food & Staples Retailing	998	993	1,003
250 Parkcenter Boulevard
Boise, ID 83706
Alliant Holdings I, LLC	Insurance	1,742	1,726	1,748
1301 Dove Street
Newport Beach, CA 92660
American Tire Distributors, Inc.	Distributors	1,486	1,479	1,502
12200 Herbert Wayne Court
Suite 150
Huntersville, NC 28070
Amneal Pharmaceuticals LLC	Pharmaceuticals	997	997	1,001
400 Crossing Boulevard
3rd Floor
Bridgewater, NJ 08807
AmWINS Group, LLC	Insurance	2,949	2,963	2,980
4725 Piedmont Row Drive
Suite 600
Charlotte, NC 28210
Anchor Glass Container Corporation	Containers & Packaging	1,000	995	1,002
401 East Jackson Street
Suite 1100
Tampa, FL 33602
Aquilex LLC	Commercial Services & Supplies	973	971	963
3344 Peachtree Road
Suite 2100
Atlanta, GA 30309
ARG IH Corporation	Hotels, Restaurants & Leisure	2,469	2,478	2,481
1180 Peachtree Street NE
Suite 2500
Atlanta, GA 30309

	Industry	Par Amount	Cost	Fair Value
Ascend Learning, LLC	Diversified Consumer Services	591	589	593
5 Wall Street
Burlington, MA 01803
Ascensus, Inc.	Commercial Services & Supplies	938	935	941
200 Dryden Road
Dresher, PA 19025
Asurion, LLC	Commercial Services & Supplies	1,955	1,956	1,962
648 Grassmere Park Drive
Nashville, TN 37211

	Industry	Par Amount	Cost	Fair Value
BJ's Wholesale Club, Inc.	Food & Staples Retailing	1,479	1,480	1,480
25 Research Drive
Westborough, MA 01581
Blackboard Inc.	Software	2,448	2,448	2,442
650 Massachusetts Avenue N.W.
65th Floor
Washington, D.C. 20001
Blue Coat Holdings, Inc.	Communications Equipment	2,000	2,001	1,999
420 North Mary Avenue
Sunnyvale, CA 94085
BWay Intermediate Company, Inc.	Containers & Packaging	2,970	2,945	2,979
1515 W. 22nd Street
Suite 550
Oak Brook, IL 60523
Calceus Acquisition, Inc.	Textiles, Apparel & Luxury Goods	2,349	2,358	2,265
6 Ashley Drive
Scarbourough, ME 04174
Camp International Holding Company	Transportation Infrastructure	1,970	1,994	1,976
999 Marconi Avenue
Ronkonkoma, NY 11779
Carecore National, LLC	Health Care Providers & Services	2,057	2,057	2,068
4000 Buckwalter Place Boulevard
Bluffton, SC 29910
CCM Merger Inc.	Hotels, Restaurants & Leisure	916	910	920
2901 Grand River Avenue
Detroit, MI 48201
CDRH Parent, Inc.	Health Care Providers & Services	990	986	989
5220 Belfort Road
Suite 130
Jacksonville, FL 32256
Checkout Holding Corp.	Media	2,475	2,473	2,197
200 Carillon Parkway
St. Petersburg, FL 33716
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	1,819	1,829	1,824
3730 Las Vegas Blvd. South
Las Vegas, NV 89109
Compuware Corporation	Software	2,987	2,915	2,925
1 Campus Martius
Detroit, MI 48226
Concentra Inc.	Health Care Providers & Services	909	907	909
5080 Spectrum Drive
Suite 1200W
Addison, TX 75001
Connolly, LLC	Professional Services	1,116	1,107	1,121
50 Danbury Road
Wilton, CT 06987
CPG International Inc.	Building Products	1,948	1,948	1,937
888 North Keyser Avenue
Scranton, PA 18504
CPI Buyer, LLC	Trading Companies & Distributors	993	979	993
625 East Bunker Court
Vernon Hills, IL 60654
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	500	498	503
925 North Point Parkway
Suite 350
Alpharetta, GA 30005
DAE Aviation Holdings, Inc.	Aerospace & Defense	1,223	1,234	1,226
110-1524 West 14th Street
Tempe, AZ 85281
Dell International LLC	Technology Hardware, Storage & Peripherals	2,500	2,509	2,504
One Dell Way
Round Rock, TX 78682

	Industry	Par Amount	Cost	Fair Value
Deltek, Inc.	Software	2,940	2,933	2,947
2291 Wood Oak Drive
Herndon, VA 20171
Dole Food Company, Inc.	Food Products	2,556	2,551	2,563
One Dole Drive
Westlake Village, CA 91362
Dollar Tree, Inc.	Multiline Retail	418	416	418
500 Volvo Pkwy
Chesapeake, VA 23320
Duff & Phelps Corporation	Capital Markets	3,439	3,441	3,444
55 East 52nd Street
Floor 31
New York, NY 10055
DynCorp International Inc.	Aerospace & Defense	2,189	2,194	2,138
3190 Fairview Park Drive
Number 900
Falls Church, VA 22042
Electrical Components International, Inc.	Electrical Equipment	1,980	1,985	1,996
One City Place Drive
Suite 450
St. Louis, MO 63141
Emerald Expositions Holding, Inc.	Media	2,637	2,658	2,637
31910 Del Obispo Street
San Juan Capistrano, CA 92675
Epicor Software Corporation	Software	1,000	998	999
804 Las Cimas Parkway
Austin, TX 78746
eResearchTechnology, Inc.	Life Sciences Tools & Services	1,000	995	998
685 Rte 202/206
Bridgewater, NJ 08807
Evergreen Acqco 1 LP	Multiline Retail	629	631	590
11400 S.E. 6th Street
Suite 220
Bellevue, WA 98004
EWT Holdings III Corp.	Machinery	985	981	984
4800 North Point Parkway
Suite 250
Alpharetta, GA 30022
Expro Finservices S.à r.l.	Energy Equipment & Services	1,985	1,958	1,762
46A, avenue John F. Kennedy
Luxembourg, 1016
Fairmount Minerals, Ltd.	Metals & Mining	2,948	2,961	2,803
8834 Mayfield Road
Chesterland, OH 44026
Filtration Group Corporation	Industrial Conglomerates	1,000	1,000	1,002
500 W. Madison
Chicago, IL 60661-1416
Fitness International, LLC	Hotels, Restaurants & Leisure	1,295	1,284	1,247
3161 Michelson Drive
Suite 600
Irvine, CA 92612
Gates Global LLC	Machinery	1,496	1,494	1,476
1551 Wewatta Street
Denver, CO 80202
Generic Drug Holdings, Inc.	Pharmaceuticals	1,484	1,478	1,487
31778 Enterprise Drive
Livonia, MI 48150
Global Tel*Link Corporation	Diversified Telecommunication Services	1,694	1,668	1,660
12021 Sunset Hills Road
Suite 100
Reston, VA 20190

	Industry	Par Amount	Cost	Fair Value
HGIM Corp.	Marine	1,474	1,478	1,196
701 Polyndras Street
Suite 3700
New Orleans, LA 70139
Hyland Software, Inc.	Software	2,345	2,335	2,354
28500 Clemens Road
Westlake, OH 44145
Hyland Software, Inc.	Software	149	148	149
28500 Clemens Road
Westlake, OH 44145
Immucor, Inc.	Health Care Equipment & Supplies	990	997	995
3130 Gateway Drive
Norcross, GA 30091
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	1,238	1,227	1,200
9655 International Boulevard
Cincinnati, OH 45246
Informatica Corporation	Software	2,000	1,995	1,999
125 Park Avenue
#1510
New York, NY 10017
Information Resources, Inc.	Professional Services	1,965	1,977	1,978
150 North Clinton Street
Chicago, IL 60661
Inmar, Inc.	Commercial Services & Supplies	1,980	1,964	1,960
2601 Pilgrim Court
Winston-Salem, NC 27106
Houston, TX 77042
Interactive Data Corporation	Media	1,980	1,999	1,989
32 Crosby Drive
Bedford, MA 01730
Ion Media Networks, Inc.	Media	1,975	1,986	1,982
301 Clearwater Park Road
West Palm Beach, FL 33401
IPC Corp.	Software	1,496	1,489	1,491
3 Second Street Plaza 10
15th Floor
Jersey City, NJ 07311
J.C. Penney Corporation, Inc.	Multiline Retail	1,489	1,486	1,489
6501 Legacy Drive (at Corporate Drive)
Plano, TX 75024
Jazz Acquisition, Inc.	Aerospace & Defense	1,981	1,985	1,969
1625 N 1100 W
Springville, UT 84663
Key Safety Systems, Inc.	Auto Components	1,489	1,482	1,497
7000 Nineteen Mile Rd.
Sterling Heights, MI 48314
La Frontera Generation, LLC	Independent Power & Renewable Electricity Producers	1,829	1,839	1,818
7000 Universe Boulevard
Juno Beach, FL 33408
Landmark Aviation FBO Canada, Inc.	Aerospace & Defense	76	76	75
1500 CityWest Blvd.
Suite 600
Houston, TX 77042
Landslide Holdings, Inc.	Software	986	982	986
698 West 10000 South
South Jordan, UT 84095
Learning Care Group (US) No. 2 Inc.	Diversified Consumer Services	1,021	1,021	1,026
21333 Haggerty Road
Suite 300
Novi, MI 48375

	Industry	Par Amount	Cost	Fair Value
Leonardo Acquisition Corp.	Internet & Catalog Retail	2,940	2,950	2,937
66 E. Wadsworth Park Drive
Draper, UT 84020
Life Time Fitness, Inc.	Hotels, Restaurants & Leisure	500	498	497
2902 Corporate Place
Chanhassen, MN 55317
LM U.S. Member LLC	Aerospace & Defense	1,904	1,913	1,895
1500 CityWest Blvd.
Suite 600
Houston, TX 77042
Millennium Health, LLC	Health Care Providers & Services	947	939	397
16981 Via Tazon
San Diego, CA 92127
Mitchell International, Inc.	Software	2,915	2,928	2,916
6220 Greenwich Drive
San Diego, CA 92127
Moneygram International, Inc.	IT Services	605	571	578
2828 N. Harwood St.
15th Floor
Dallas, TX 75201
National Financial Partners Corp.	Insurance	2,479	2,494	2,478
340 Madison Avenue
20th Floor
New York, NY 10173
New Albertson's, Inc.	Food & Staples Retailing	997	1,002	1,001
250 Parkcenter Boulevard
Boise, ID 83706
Onex Carestream Finance LP	Health Care Equipment & Supplies	1,756	1,762	1,757
150 Verona Street
Rochester, NY 14608
Opal Acquisition, Inc.	Health Care Providers & Services	2,946	2,927	2,905
20 Waterview Boulevard
Parsippany, NJ 07054
Ortho-Clinical Diagnostics S.A.	Health Care Providers & Services	1,980	1,978	1,945
1001 U.S. 202
Raritan, NJ 08869
P2 Lower Acquisition, LLC	Health Care Providers & Services	2,014	2,008	2,021
1221 Lamar
Suite 1400
Houston, TX 77010
Par Pharmaceutical Companies, Inc.	Pharmaceuticals	995	992	996
300 Tice Boulevard
Woodcliff Lake, NJ 07677
Peabody Energy Corporation	Oil, Gas & Consumable Fuels	995	899	839
701 Market St.
St. Louis, MO 63101
PetSmart, Inc.	Specialty Retail	1,000	995	999
19601 North 27th Avenue
Phoenix, AZ 85027
Pharmedium Healthcare Corporation	Pharmaceuticals	2,358	2,370	2,344
Two Conway Park
150 North Field Drive
Lake Forest, IL 60045
Phillips-Medisize Corporation	Health Care Equipment & Supplies	1,214	1,213	1,218
1201 Hanley Road
Hudson, WI 54016
Presidio, Inc.	IT Services	1,347	1,347	1,352
One Penn Plaza
New York, NY 10119

	Industry	Par Amount	Cost	Fair Value
Quikrete Holdings, Inc.	Constructions Materials	2,836	2,847	2,841
3490 Piedmont Road
Suite 1300
Atlanta, GA 30305
RCHP, Inc.	Health Care Providers & Services	1,980	1,965	1,975
103 Continental Place
Suite 200
Brentwood, TN 37027
Renaissance Learning, Inc.	Software	1,975	1,974	1,954
2911 Peach Street
P.O. Box 8036
Wisconsin Rapids, WI 54495
RGIS Services, LLC	Commercial Services & Supplies	2,947	2,935	2,753
2000 East Taylor Road
Auburn Hills, MI 48326
Riverbed Technology, Inc.	Communications Equipment	998	993	1,009
680 Folsom Street
San Francisco, CA 94107
Scientific Games International, Inc.	Hotels, Restaurants & Leisure	993	984	993
750 Lexington Avenue
New York, NY 10022
Sears Roebuck Acceptance Corp.	Multiline Retail	992	978	981
333 Beverly Road
Hoffman Estates, IL 60179
Securus Technologies Holdings, Inc.	Diversified Telecommunication Services	1,895	1,871	1,849
14651 Dallas Parkway
Suite 600
Dallas, TX 75254
Spin Holdco Inc.	Diversified Consumer Services	2,955	2,956	2,950
303 Sunnyside Boulevard
Suite 70
Plainview, NY 11803
Standard Aero Limited	Aerospace & Defense	553	558	554
110-1524 West 14th Street
Tempe, AZ 85281
Sterigenics-Nordion Holdings, LLC	Life Sciences Tools & Services	1,091	1,088	1,091
3 Parkway North Center
Suite 100N
Deerfield, IL 60019
STS Operating, Inc.	Trading Companies & Distributors	1,975	1,986	1,975
2301 Windsor Court
Addison, IL 60101
Surgery Center Holdings, Inc.	Health Care Providers & Services	1,990	1,981	1,994
5501 W. Gray Street
Tampa, FL 33609
Syniverse Holdings, Inc.	Wireless Telecommunication Services	1,500	1,464	1,419
8125 Highwood Way
Tampa, FL 33647
Thermasys Corp.	Machinery	709	710	709
2777 Walden Avenue
Buffalo, NY 14225
TPF II LC, LLC	Independent Power & Renewable Electricity Producers	995	988	1,005
14302 FNB Parkway
Omaha, NE 68154
Trans Union LLC	Professional Services	997	995	991
2 Baldwin Place
P.O. Box 1000
Chester, PA 19022
Travelport Finance (Luxembourg) S.à r.l.	Internet Software & Services	1,990	1,968	1,997
2 Rue Eugene Ruppert
Luxembourg 2453

	Industry	Par Amount	Cost	Fair Value
Turbocombustor Technology, Inc.	Aerospace & Defense	3,448	3,421	3,422
3651 S.E. Commerce Avenue
Stuart, FL 34997
Tyche Holdings, LLC	IT Services	1,841	1,835	1,841
515 SW 1st Ave
Fort Lauderdale, FL 33301
Univision Communications Inc.	Media	1,496	1,497	1,486
605 3rd Avenue
New York, NY 10158
USI, Inc.	Insurance	1,965	1,980	1,967
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, NY 10510
USIC Holdings, Inc.	Construction & Engineering	1,463	1,468	1,459
13085 Hamilton Crossing Blvd.
Suite 200
Indianapolis, IN 46032
William Morris Endeavor Entertainment, LLC	Media	1,975	1,973	1,975
9601 Wilshire Boulevard
Beverly Hills, CA 90210
WP CPP Holdings, LLC	Aerospace & Defense	2,947	2,942	2,949
4200 West Valley
Pomona, CA 91766
Total First Lien Floating Rate Loans		$192,921	$192,480	$190,427

Second Lien Floating Rate Loans
Accellent Inc.	Health Care Equipment & Supplies	$1,500	$1,497	$1,441
100 Fordham Road
Wilmington, MA 01887
Advantage Sales & Marketing Inc.	Professional Services	1,000	993	1,008
18100 Von Karman
Ste 900
Irvine, CA 92612
Ameriforge Group Inc.	Energy Equipment & Services	500	500	420
13770 Industrial Road
Houston, TX 77015
Applied Systems, Inc.	Software	980	974	985
200 Applied Parkway
University Park, IL 60484
Asurion, LLC	Commercial Services & Supplies	1,000	988	1,018
648 Grassmere Park Drive
Nashville, TN 37211
Camp International Holding Company	Transportation Infrastructure	1,000	1,000	1,005
999 Marconi Avenue
Ronkonkoma, NY 11779
Checkout Holding Corp.	Media	1,000	1,003	743
200 Carillon Parkway
St. Petersburg, FL 33716
Connolly, LLC	Professional Services	1,250	1,239	1,258
50 Danbury Road
Wilton, CT 06987
Del Monte Foods, Inc.	Food Products	1,500	1,499	1,366
One Maritime Plaza
San Francisco, CA 94111
Drew Marine Group Inc.	Chemicals	1,000	998	990
100 South Jefferson Road
Whippany, NJ 07981
EWT Holdings III Corp.	Machinery	1,000	996	988
4800 North Point Parkway
Suite 250
Alpharetta, GA 30022

	Industry	Par Amount	Cost	Fair Value
Filtration Group Corporation	Industrial Conglomerates	126	125	127
500 W. Madison
Chicago, IL 60661
Jazz Acquisition, Inc.	Aerospace & Defense	1,250	1,256	1,216
1625 N 1100 W
Springville, UT 84663
Jonah Energy LLC	Oil, Gas & Consumable Fuels	500	494	477
756 Mulberry Avenue
Suite 450
San Antonio, TX 78212
Landslide Holdings, Inc.	Software	1,000	994	970
698 West 10000 South
South Jordan, UT 84095
P2 Lower Acquisition, LLC	Health Care Providers & Services	500	498	500
1221 Lamar
Suite 1400
Houston, TX 77010
Performance Food Group, Inc.	Food & Staples Retailing	2,947	2,934	2,962
12500 West Creek Parkway
Richmond, VA 21238
Prescrix, Inc.	Containers & Packaging	833	826	836
20 Avenue de la Gare
La Verpilliere, France 38290
Ranpak Corp.	Containers & Packaging	1,375	1,374	1,378
7990 Auburn Road
Concord Township, OH 44077
Road Infrastructure Investment, LLC	Chemicals	2,000	2,008	1,898
115 Todd Court
Thomasville, NC 27360
Sedgwick Claims Management Services, Inc.	Insurance	2,000	1,992	1,968
1100 Ridgeway Loop Road
Memphis, TN 38120
Solenis International, L.P.	Chemicals	500	498	485
8145 Blazer Drive
Wilmington, DE 19808
TWCC Holding Corp.	Media	2,000	1,992	1,872
300 Interstate Parkway SE
Atlanta, GA 30339
Tyche Holdings, LLC	IT Services	1,500	1,501	1,509
515 SW 1st Ave
Fort Lauderdale, FL 33301
WP CPP Holdings, LLC	Aerospace & Defense	493	502	495
4200 West Valley
Pomona, CA 91766
Total Second Lien Floating Rate Loans		$28,755	$28,681	$27,914

Collateralized Loan Obligations
Apidos CLO XIV, Income Notes due 2025		$5,900	$4,940	$4,997
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Apidos CLO XVIII, Income Notes due 2026		2,500	2,045	2,021
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Ares XXIX CLO Ltd., Subordinated Notes due 2026		4,750	4,145	3,985
c/o Appleby Trust (Cayman) Ltd.
P.O. Box 1350
Clifton House, 75 Fort Street
Grand Cayman, Cayman Islands, KY1-1108

	Industry	Par Amount	Cost	Fair Value
Avery Point II CLO, Income Notes due 2025		3,200	2,550	2,384
c/o Intertrust SPV (Cayman) Limited
190 Elgin Avenue, George Town
Grand Cayman, Cayman Islands, KY1-1108
Babson 2015-1, Income Notes due 2027		2,500	2,257	2,198
c/o MapleFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Blue Hill CLO, Ltd., Subordinated Notes and Subordinated Fee Notes due 2026		5,499	4,598	3,945
c/o Appleby Trust (Cayman) Ltd.
P.O. Box 1350
Clifton House, 75 Fort Street
Grand Cayman, Cayman Islands, KY1-1108
Betony CLO, Ltd., Subordinated Notes due 2027		2,500	2,227	2,202
c/o MapleFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Cent CLO 18 Limited, Subordinated Notes due 2025		4,675	3,804	3,490
c/o MaplesFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Cent CLO 19 Limited, Subordinated Notes due 2025		2,750	2,301	2,090
c/o MaplesFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Dryden 30 Senior Loan Fund, Subordinated Notes due 2025		2,500	1,802	1,841
P.O. Box 1093, Queensgate House
Grand Cayman, Cayman Islands, KY1-1102
Dryden 31 Senior Loan Fund, Subordinated Notes due 2026		5,250	4,354	3,913
P.O. Box 1093, Queensgate House
Grand Cayman, Cayman Islands, KY1-1102
Galaxy XVI CLO, Ltd., Subordinated Notes due 2025		2,750	2,231	2,054
P.O. Box 1093, Queensgate House
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Halcyon Loan Advisors Funding 2014-1 Ltd, Subordinated Notes due 2026		3,750	3,235	3,222
c/o MaplesFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Highbridge Loan Management 2013-2, Ltd., Subordinated Notes due 2024		1,000	792	824
c/o MaplesFS Limited
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, Cayman Islands, KY1-1102
Magnetite VIII, Limited, Subordinated Notes due 2026		3,000	2,731	2,630
c/o Intertrust SPV (Cayman) Limited
190 Elgin Avenue, George Town
Grand Cayman, Cayman Islands, KY1-9005
Neuberger Berman CLO XV, Ltd., Subordinated Notes due 2025		3,410	2,603	2,578
c/o Intertrust SPV (Cayman) Limited
190 Elgin Avenue, George Town
Grand Cayman, Cayman Islands, KY1-9005
Octagon Investment Partners XX, Ltd., Subordinated Notes due 2026		2,500	2,244	2,177
c/o MaplesFS Limited
PO Box 1093
Boundary Hall, Cricket Square
Grand Cayman Cayman Islands, KY1-1102

	Industry	Par Amount	Cost	Fair Value
Octagon Investment Partners XIV, Ltd., Income Notes due 2024		5,500	4,257	4,043
c/o MaplesFS Limited
PO Box 1093
Boundary Hall, Cricket Square
Grand Cayman Cayman Islands, KY1-1102
THL Credit Wind River 2014-1 CLO Ltd., Subordinated Notes due 2026		4,000	3,406	3,257
c/o MaplesFS Limited
PO Box 1093
Boundary Hall, Cricket Square
Grand Cayman Cayman Islands, KY1-1102
Total Collateralized Loan Obligations		$67,934	$56,519	$53,850

Total Investments		$289,610	$277,680	$272,191

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2014 (dollars in thousands), regarding each portfolio company in which we have an investment. All such investments have been made in accordance with our investment objective and strategies described in this prospectus. As of December 31, 2014, none of our investments exceeded 5% of our total assets. Our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.

	Industry	Par Amount	Cost	Fair Value
NON-CONTROLLED/NON-AFFILIATED INVESTMENTS
First Lien Floating Rate Loans
24 Hour Fitness Worldwide, Inc.	Hotels, Restaurants & Leisure	$2,178	$2,171	$2,095
12647 Alcosta Boulevard #500 San Ramon, CA 94583
Accellent, Inc.	Health Care Equipment & Supplies	1,985	1,985	1,947
100 Fordham Road Wilmington, MA 01887
Acosta Holdco, Inc.	Media	2,500	2,482	2,504
600 Corporate Center Parkway Jacksonville, FL 32216
Aegis Toxicology Sciences Corporation	Health Care Providers & Services	1,658	1,648	1,662
515 Great Circle Road Nashville, TN 37228
Albertson’s LLC	Food & Staples Retailing	1,000	986	1,002
250 Parkcenter Boulevard Boise, ID 83706
American Tire Distributors, Inc.	Distributors	1,489	1,489	1,493
12200 Herbert Wayne Court Suite 150 Huntersville, NC 28070
AmWINS Group, LLC	Insurance	2,964	2,980	2,948
4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210
Aquilex LLC	Commercial Services & Supplies	1,980	1,976	1,943
3344 Peachtree Road Suite 2100 Atlanta, GA 30305
ARG IH Corporation	Hotels, Restaurants & Leisure	2,475	2,485	2,472
1180 Peachtree Street NE Suite 2500 Atlanta, GA 30309
Aristocrat Leisure Limited	Hotels, Restaurants & Leisure	1,500	1,485	1,478
85 Epping Road Building A, Pinnacle Office Park North Ryde, NSW 2113
Ascend Learning, LLC	Diversified Consumer Services	596	593	593
5 Wall Street Burlington, MA 01803
Ascensus, Inc.	Commercial Services & Supplies	990	986	986
200 Dryden Road Dresher, PA 19025

	Industry	Par Amount	Cost	Fair Value
Aspen Dental Management, Inc.	Health Care Providers & Services	987	981	990
281 Sanders Creek Parkway East Syracuse, NY 13057
Asurion, LLC	Commercial Services & Supplies	1,970	1,972	1,948
648 Grassmere Park Drive Nashville, TN 37211
Atlantic Power Limited Partnership	Independent Power & Renewable Electricity Producers	821	818	810
One Federal Street 30th Floor Boston, MA 02110
BJ’s Wholesale Club, Inc.	Food & Staples Retailing	1,485	1,486	1,461
25 Research Drive Westborough, MA 01581
Blackboard Inc.	Software	$2,460	$2,461	$2,442
650 Massachusetts Avenue N.W. 6th Floor Washington, DC 20001
BWay Intermediate Company, Inc.	Containers & Packaging	2,985	2,957	2,981
1515 W. 22nd Street Suite 550 Oak Brook, IL 60523
Calceus Acquisition, Inc.	Textiles, Apparel & Luxury Goods	2,963	2,975	2,875
6 Ashely Drive Scarborough, ME 04174
Camp International Holding Company	Transportation Infrastructure	1,980	2,007	1,985
999 Marconi Avenue Ronkonkoma, NY 11779
Caraustar Industries, Inc.	Containers & Packaging	742	736	738
5000 Austell Powder Springs Road Southwest Austell, GA 20106
Carecore National, LLC	Health Care Providers & Services	2,068	2,067	2,050
4000 Buckwalter Place Boulevard Bluffton, SC 29910
CCM Merger Inc.	Hotels, Restaurants & Leisure	977	970	967
2901 Grand River Avenue Detroit, MI 48201
CDRH Parent, Inc.	Health Care Providers & Services	1,496	1,500	1,478
5220 Belfort Road Suite 130 Jacksonville, FL 32256
Checkout Holding Corp.	Media	2,488	2,486	2,379
200 Carillon Parkway St. Petersburg, FL 33716
Citadel Plastics Holdings, LLC	Chemicals	750	743	744
1600 Powis Court West Chicago, IL 60185
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	1,819	1,830	1,807
3730 Las Vegas Blvd. South Las Vegas, NV 89109
Connolly, LLC	Professional Services	1,493	1,479	1,482
50 Danbury Road Wilton, CT 06987
CPG International Inc.	Building Products	2,958	2,959	2,921
888 North Keyser Avenue Scranton, PA 18504
CPI Buyer, LLC	Trading Companies & Distributors	998	983	983
625 East Bunker Court Vernon Hills, IL 60654
DAE Aviation Holdings, Inc.	Aerospace & Defense	1,362	1,376	1,362
110-1524 West 14th Street Tempe, AZ 85281
Deltek, Inc.	Software	2,962	2,971	2,934
2291 Wood Oak Drive Herndon, VA 20171
Dole Food Company, Inc.	Food Products	3,637	3,630	3,603
One Dole Drive Westlake Village, CA 91362
DPX Holdings B.V.	Life Sciences Tools & Services	1,990	1,986	1,937
4721 Emperor Boulevard Suite 200 Durham, NC 27703
DTZ U.S. Borrower LLC	Real Estate Management & Development	1,250	1,231	1,250
1209 Orange St. Wilmington, DE 19801
Duff & Phelps Corporation	Capital Markets	3,456	3,458	3,424
55 East 52nd Street Floor 31 New York, NY 10055

	Industry	Par Amount	Cost	Fair Value
Dyncorp International	Aerospace & Defense	2,189	2,196	2,186
3190 Fairview Park Drive Number 900 Falls Church, VA 22042
Electrical Components International, Inc.	Electrical Equipment	$1,990	$1,995	$1,994
One City Place Drive Suite 450 St. Louis MO 63141
Emerald Expositions Holding, Inc.	Media	2,748	2,771	2,702
31910 Del Obispo Street San Juan Capistrano, CA 92675
Evergreen Acqo 1 LP	Multiline Retail	1,995	2,002	1,935
11400 S.E. 6th Street Suite 220 Bellevue, WA 98004
EWT Holdings III Corp.	Machinery	990	986	974
4800 North Point Parkway Suite 250 Alpharetta, GA 30022
Exgen Renewables I, LLC	Independent Power & Renewable Electricity Producers	1,408	1,413	1,415
10 South Dearborn St. 48th Floor Chicago, IL 50266
Expro Finservices S.à r.l.	Energy Equipment & Services	1,995	1,966	1,646
46A, avenue John F. Kennedy Luxembourg, 1016
Fairmount Minerals, Ltd.	Metals & Mining	2,963	2,978	2,701
8834 Mayfield Road Chesterland, OH 44026
Fitness International, LLC	Hotels, Restaurants & Leisure	1,301	1,289	1,249
3161 Michelson Drive Suite 600 Irvine, CA 92612
Global Tel*Link Corporation	Diversified Telecommunications Services	1,704	1,675	1,691
12021 Sunset Hills Road Suite 100 Reston, VA 20190
Great Wolf Resorts, Inc.	Hotels, Restaurants & Leisure	2,962	2,969	2,946
525 Junction Road Suite 6000 South Tower Madison, WI 53717
Greeneden U.S. Holdings II, LLC	Software	1,980	1,971	1,965
2001 Junipero Serra Blvd. Daly City, CA 94014
HGIM Corp.	Marine	1,481	1,486	1,204
701 Poydras Street Suite 3700 New Orleans, LA 70139
Hyland Software, Inc.	Software	1,355	1,349	1,346
28500 Clemens Road Westlake, OH 44145
Ikaria, Inc.	Health Care Providers & Services	2,504	2,509	2,498
53 Frontage Road P.O. Box 9001 Hampton, NJ 08827
Immucor, Inc.	Health Care Equipment & Supplies	995	1,003	985
3130 Gateway Drive Norcross, GA 30091
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	1,244	1,232	1,231
9655 International Boulevard Cincinnati, OH 45246
Information Resources, Inc.	Professional Services	1,975	1,988	1,970
150 North Clinton Street Chicago, IL 60661-1416
Inmar, Inc.	Commercial Services & Supplies	1,990	1,973	1,938
2601 Pilgrim Court Winston-Salem, NC 27106
Interactive Data Corporation	Media	1,990	2,011	1,981
32 Crosby Drive Bedford, MA 01730
Ion Media Networks, Inc.	Media	1,985	1,997	1,965
301 Clearwater Park Road West Palm Beach, FL 33401
J.C. Penney Corporation, Inc.	Multiline Retail	1,496	1,493	1,442
6501 Legacy Drive (at Corporate Drive) Plano, TX 75024

	Industry	Par Amount	Cost	Fair Value
Jazz Acquisition, Inc.	Aerospace & Defense	$1,990	$1,995	$1,975
1625 N 1100 W Springville, UT 84663
Key Safety Systems, Inc.	Auto Components	1,496	1,489	1,489
7000 Nineteen Mile Rd Sterling Heights, MI 48314
La Frontera Generation, LLC	Independent Power & Renewable Electricity Producers	1,839	1,850	1,817
7000 Universe Boulevard Juno Beach, FL 33408
Landmark Aviation FBO Canada, Inc.	Aerospace & Defense	76	76	75
1500 CityWest Blvd. Suite 600 Houston, TX 77042
Landslide Holdings, Inc.	Software	993	988	978
698 West 10000 South South Jordan, UT 84095
Learning Care Group (US) No. 2 Inc.	Diversified Consumer Services	1,026	1,022	1,018
21333 Haggerty Road Suite 300 Novi, MI 48375
Leonardo Acquisition Corp.	Internet & Catalog Retail	2,978	2,989	2,901
66 E. Wadsworth Park Drive Draper, UT 84020
LM U.S. Member LLC	Aerospace & Defense	1,914	1,923	1,900
1500 CityWest Blvd Suite 600 Houston, TX 77042
Millennium Health, LLC	Health Care Providers & Services	1,197	1,186	1,194
16981 Via Tazon San Diego, CA 92127
Mitchell International, LLC	Software	2,977	2,992	2,943
6220 Greenwich Drive San Diego, CA 92122
Murray Energy Corporation	Oil, Gas & Consumable Fuels	2,977	2,965	2,875
46226 National Road W. St. Clairsville, OH 43950
National Financial Partners Corp.	Insurance	2,491	2,508	2,473
340 Madison Avenue 20th Floor New York, NY 10173
Onex Carestream Finance LP	Health Care Equipment & Supplies	1,858	1,865	1,854
150 Verona Street Rochester, NY 14608
Opal Acquisition, Inc.	Health Care Providers & Services	2,970	2,949	2,948
20 Waterview Boulevard Parsippany, NJ 07054
Ortho-Clinical Diagnostics Holdings Luxembourg S.À R.L.	Health Care Providers & Services	1,990	1,987	1,962
1001 U.S. 202 Raritan, NJ 08869
OSG Bulk Ships, Inc.	Oil, Gas & Consumable Fuels	1,492	1,479	1,459
666 3rd Avenue New York, NY 10017
OSG International, Inc.	Oil, Gas & Consumable Fuels	1,492	1,479	1,455
666 3rd Avenue New York, NY 10017
P2 Lower Acquisition, LLC	Health Care Providers & Services	2,112	2,106	2,091
1221 Lamar Suite 1400 Houston, TX 77010
Pharmedium Healthcare Corporation	Pharmaceuticals	2,370	2,383	2,307
Two Conway Park 150 North Field Drive Lake Forest, IL 60045
Phillips-Medisize Corporation	Health Care Equipment & Supplies	1,221	1,219	1,205
1201 Hanley Road Hudson, WI 54016
PRA Holdings, Inc.	Life Sciences Tools & Services	1,638	1,638	1,620
4130 Park Avenue Suite 400 Raleigh, NC 27612

	Industry	Par Amount	Cost	Fair Value
Quikrete Holdings, Inc.	Constructions Materials	$2,836	$2,848	$2,803
3490 Piedmont Road Suite 1300 Atlanta, GA 30305
RCHP, Inc.	Health Care Providers & Services	1,990	1,973	1,980
103 Continental PLace Suite 200 Brentwood, TN 37027
Renaissance Learning, Inc.	Software	1,985	1,983	1,947
2911 Peach Street P.O. Box 8036 Wisconsin Rapids, WI 54495
RGIS Services, LLC	Commercial Services & Supplies	2,962	2,948	2,718
2000 East Taylor Road Auburn Hills, MI 48326
Scientific Games International Inc.	Hotels, Restaurants & Leisure	2,000	1,981	1,976
750 Lexington Avenue New York, NY 10022
Sears Roebuck Acceptance Corp.	Multiline Retail	997	981	962
333 Beverly Road Hoffman Estates, IL 60179
Securus Technologies Holdings, Inc.	Diversified Telecommunications Services	1,904	1,878	1,885
14651 Dallas Parkway Suite 600 Dallas, TX 75254
Spin Holdco Inc.	Diversified Consumer Services	2,970	2,971	2,929
303 Sunnyside Boulevard Suite 70 Plainview, NY 11803
Standard Aero Limited	Aerospace & Defense	618	624	618
110-1524 West 14th Street Tempe, AZ 85281
STHI Holding Corp.	Life Sciences Tools & Services	1,995	1,986	1,984
3 Parkway North Center Suite 100N Deerfield, IL 60019
STS Operating, Inc.	Trading Companies & Distributors	1,985	1,997	1,955
2301 Windsor Court Addison, IL 60101
Surgery Center Holdings, Inc.	Health Care Providers & Services	2,000	1,990	1,953
5501 W. Gray Street Tampa, FL 33609
Thermasys Corp.	Machinery	1,839	1,843	1,811
2777 Walden Avenue Buffalo, NY 14225
TMS International Corp.	Metals & Mining	2,970	2,976	2,977
12 Monongahela Avenue Glassport, PA 15045
TPF II LC, LLC	Independent Power & Renewable Electricity Producers	1,000	993	1,002
14302 FNB Parkway Omaha, NE 68154
Travelport Finance (Luxembourg) S.à r.l.	Internet Software & Services	2,000	1,976	2,000
2 Rue Eugene Ruppert Luxembourg 2453
Turbocombustor Technology	Aerospace & Defense	3,465	3,435	3,433
3651 S.E. Commerce Avenue Stuart, FL 34997
Tyche Holdings, LLC	IT Services	1,850	1,844	1,843
515 SW 1st Ave Fort Lauderdale, FL 33301
USI, Inc.	Insurance	1,975	1,992	1,947
555 Pleasantville Road Suite 160 South Briarcliff Manor, NY 10510
USIC Holdings, Inc.	Construction & Engineering	1,470	1,476	1,433
13085 Hamilton Crossing Blvd. Suite 200 Indianapolis, IN 46032
Veyance Technologies, Inc.	Machinery	1,496	1,496	1,494
703 S Cleveland Massilon Road Fairlawn, OH 44333

	Industry	Par Amount	Cost	Fair Value
Vitera Healthcare Solutions, LLC	Health Care Technology	$2,228	$2,212	$2,216
4301 West Boy Scout Boulevard Tampa, FL 33607
WideOpenWest Finance, LLC	Media	2,975	3,001	2,962
7887 East Belleview Avenue Suite 1000 Englewood, CO 80111
WP CPP Holdings, LLC	Aerospace & Defense	2,962	2,956	2,947
4200 West Valley Pomona, CA 91766
Total First Lien Floating Rate Loans		$198,221	$198,028	$194,952

Accellent, Inc.	Health Care Equipment & Supplies	1,500	1,497	1,421
100 Fordham Road Wilmington, MA 01887
Advantage Sales & Marketing Inc.	Professional Services	1,000	993	992
18100 Von Karman Ste 900 Irvine, CA 92612
Ameriforge Group Inc.	Energy Equipment & Services	500	500	493
13770 Industrial Road Houston, TX 77015
Applied Systems, Inc.	Software	1,000	993	981
200 Applied Parkway University Park, IL 60484
Asurion, LLC	Commercial Services & Supplies	1,000	987	997
648 Grassmere Park Drive Nashville, TN 37211
Camp International Holding Company	Transportation Infrastructure	1,000	1,000	1,005
999 Marconi Avenue Ronkonkoma, NY 11779
Checkout Holding Corp.	Media	1,000	1,003	933
200 Carillon Parkway St. Petersburg, FL 33716
Connolly, LLC	Professional Services	1,250	1,238	1,241
50 Danbury Road Wilton, CT 06987
Del Monte Foods, Inc.	Food Products	1,500	1,499	1,290
One Maritime Plaza San Francisco, CA 94111
Drew Marine Group Inc.	Chemicals	1,000	998	995
100 South Jefferson Road Whippany, NJ 07981
EWT Holdings III Corp.	Machinery	1,000	995	975
4800 North Point Parkway Suite 250 Alpharetta, GA 30022
Filtration Group Corporation	Industrial Conglomerates	500	496	501
500 W. Madison Chicago, IL 60661
Ikaria, Inc.	Health Care Providers & Services	1,000	1,012	987
53 Frontage Road P.O. Box 9001 Hampton, NJ 08827
Inmar, Inc.	Commercial Services & Supplies	750	743	734
2601 Pilgrim Court Winston-Salem, NC 27106
Jazz Acquisition, Inc.	Aerospace & Defense	1,250	1,256	1,223
1625 N 1100 W Springville, UT 84663
Jonah Energy LLC	Oil, Gas & Consumable Fuels	500	493	432
756 Mulberry Avenue Suite 450 San Antonio, TX 78212
Landslide Holdings, Inc.	Software	1,000	993	975
698 West 10000 South South Jordan, UT 84095
P2 Lower Acquisition, LLC	Health Care Providers & Services	500	498	485
1221 Lamar Suite 1400 Houston, TX 77010

	Industry	Par Amount	Cost	Fair Value
Performance Food Group, Inc.	Food & Staples Retailing	$2,963	$2,947	$2,914
12500 West Creek Parkway Richmond, VA 21238
Prescrix, Inc.	Containers & Packaging	1,333	1,321	1,325
20 Avenue de la Gare La Verpilliere, France 38290
Ranpak Corp.	Containers & Packaging	1,375	1,374	1,374
7990 Auburn Road Concord Township, OH 44077
Road Infrastructure Investment, LLC	Chemicals	2,000	2,009	1,813
115 Todd Court Thomasville, NC 27360
Sedgwick Claims Management Services, Inc.	Insurance	2,000	1,991	1,895
1100 Ridgeway Loop Road Memphis, TN 38120
Solenis International, L.P.	Chemicals	500	498	487
8145 Blazer Drive Wilmington, DE 19808
TWCC Holding Corp.	Media	2,000	1,991	1,923
300 Interstate Parkway SE Atlanta, GA 30339
Tyche Holdings, LLC	IT Services	500	495	495
515 SW 1st Ave Fort Lauderdale, FL 33301
WP CPP Holdings, LLC	Aerospace & Defense	1,000	1,022	955
4200 West Valley Pomona, CA 91766
Total Second Lien Floating Rate Loans		$30,921	$30,842	$29,841

COLLATERALIZED LOAN OBLIGATIONS
Apidos CLO XIV, Income Notes due 2025		$5,900	$5,299	$5,337
P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Ares XXIX CLO Ltd., Subordinated Notes due 2026		4,750	4,339	4,239
c/o Appleby Trust (Cayman) Ltd. P.O. Box 1350 Clifton House, 75 Fort Street Grand Cayman, Cayman Islands, KY1-1108
Avery Point II CLO, Limited, Income Notes due 2025		3,200	2,764	2,697
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Blue Hill CLO, Ltd., Subordinated Notes and Subordinated Fee Notes due 2026		5,500	4,803	4,679
c/o Appleby Trust (Cayman) Ltd. P.O. Box 1350 Clifton House, 75 Fort Street Grand Cayman, Cayman Islands, KY1-1108
Carlyle Global Market Strategies CLO 2013-3, Ltd., Subordinated Notes due 2025		2,750	2,096	2,311
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Cent CLO 18 Limited, Subordinated Notes due 2025		4,675	4,007	3,940
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Cent CLO 19 Limited, Subordinated Notes due 2025		2,750	2,402	2,299
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Dryden 31 Senior Loan Fund, Subordinated Notes due 2026		5,250	4,686	4,187
P.O. Box 1093, Queensgate House Grand Cayman, Cayman Islands, KY1-1102
Galaxy XVI CLO, Ltd., Subordinated Notes due 2025		2,750	2,362	2,259
P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102

	Industry	Par Amount	Cost	Fair Value
Halcyon Loan Advisors Funding 2014-1, Ltd. Subordinated Notes due 2026		$3,750	$3,315	$3,376
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Highbridge Loan Management 2013-2, Ltd., Subordinated Notes due 2024		1,000	849	838
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Magnetite VIII, Limited, Subordinated Notes due 2026		3,000	2,911	2,680
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Neuberger Berman CLO XV, Ltd., Subordinated Notes due 2025		3,410	2,786	2,773
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Octagon Investment Partners CLO XIV, Ltd., Subordinated Notes due 2024		5,500	4,571	4,210
c/o MaplesFS Limited PO Box 1093 Boundary Hall, Cricket Square Grand Cayman Cayman Islands, KY1-1102
Octagon Investment Partners XX, Ltd., Subordinated Notes due 2026		2,500	2,482	2,327
c/o MaplesFS Limited PO Box 1093 Boundary Hall, Cricket Square Grand Cayman Cayman Islands, KY1-1102
THL Credit Wind River 2014-1 CLO Ltd., Subordinated Notes due 2026		4,000	3,591	3,425
c/o MaplesFS Limited PO Box 1093 Boundary Hall, Cricket Square Grand Cayman Cayman Islands, KY1-1102
TOTAL COLLATERALIZED LOAN OBLIGATIONS		60,685	53,263	51,577
Total Investments		$289,827	$282,133	$276,370

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We intend to offer to make significant managerial assistance available to each of our eligible portfolio companies.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2015 and December 31 for the periods indicated, unless otherwise noted. The “–” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of June 30, 2015, December 31, 2014 and 2013 is attached as an exhibit to this registration statement.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Credit Facility
June 30, 2015 (unaudited)	$123,800	$2,174	—	N/A
2014	$130,000	$2,109	—	N/A
2013	—	N/A	—	N/A
ACAM Facility
2013	$194,748	$1,005	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented. Total amount of each class of senior securities outstanding expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable because the senior security is not registered for public trading.

MANAGEMENT

Board of Directors

Our business and affairs are managed under the direction of our Board of Directors, which is currently comprised of three independent directors, Phyllis R. Caldwell, Gil Crawford and Larry K. Harvey, and two affiliated directors, Malon Wilkus and Stan Lundine. The following table sets forth the members of our Board of Directors, their ages and their committee membership, if any, as of October 30, 2015. The address for each director is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814.

Name	Age	Director Since	Audit and Compliance(1)	Compensation and Corporate Governance(2)
Interested Directors
Malon Wilkus (3)	63	2013
Stan Lundine (3)	76	2014
Disinterested Directors
Phyllis R. Caldwell (4)	56	2014	✓	Chair
Gil Crawford (4)	58	2014	✓	✓
Larry K. Harvey (4)	51	2014	Chair	✓

(1)
Each member of the Audit and Compliance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(c)(2) of The NASDAQ Global Select Market’s marketplace rules (the “NASDAQ rules”) and Rule 10A-3 of the Exchange Act. The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Securities Act.

(2)	Each member of the Compensation and Corporate Governance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

(3)
Director is an “Interested Person” of ACSF, as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an officer of ACSF and a member of the Board of Directors of American Capital. Mr. Lundine is an Interested Person because he is a member of the Board of Directors of American Capital.

(4)	Director is “independent,” as defined in Rule 5605(a)(2) of the NASDAQ rules, and is not an “Interested Person” of ACSF, as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Malon Wilkus has served as our Chair and Chief Executive Officer and as the Chief Executive Officer of our Manager since our incorporation in February 2013. Mr. Wilkus has also served as the Chief Executive Officer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans, since July 2013. In addition, Mr. Wilkus is Chief Executive Officer of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Wilkus founded American Capital, Ltd. (NASDAQ:ACAS), the indirect owner of our Manager, in 1986 and has served as its Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. In addition, Mr. Wilkus is the Chief Executive Officer and President of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital and the owner of the parent company of our Manager. He has also served on the board of directors of over a dozen middle-market companies in various industries. Mr. Wilkus is also the Chair and Chief Executive Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Stan Lundine is a former U.S. Congressman and retired attorney and hospital executive. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit physician/hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chairman of several boards and councils. From 1976 until 1987, Mr. Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Mr. Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine currently serves on the board of directors of American Capital, Ltd. (NASDAQ: ACAS) and has served on the boards of numerous other private and non-profit companies. Mr. Lundine’s extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Disinterested Directors

Phyllis R. Caldwell is a finance and economic development advisor and former commercial bank executive. Ms. Caldwell was also a senior official at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from 2009 to 2011. From 2007 to 2009, Ms. Caldwell was the President of the Washington Area Women’s Foundation. Ms. Caldwell retired from Bank of America in 2007, after working for twenty years in various leadership positions in real estate and affordable housing finance. During her tenure at Bank of America, Ms. Caldwell also managed the bank’s investments in community banks, loan funds and small business venture funds. Ms. Caldwell also serves on the board of directors of Ocwen Financial Corporation (NYSE: OCN) and has served on the boards of numerous non-profit organizations engaged in housing and community development finance. Ms. Caldwell’s extensive experience in banking and finance strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Gil Crawford has spent his career working with finance institutions across the globe on various capital markets transactions. Since co-founding MicroVest Capital Management, LLC in 2003, Mr. Crawford has served as its Chief Executive Officer, responsible for leading MicroVest’s investment operations and strategy. From 2000 to 2002, Mr. Crawford was a Senior Investment Officer in the Latin American Financial Markets Division of the International Finance Corporation. From 1991 to 2000, Mr. Crawford was the founder and Executive Director of Seed Capital Development Fund, Ltd., a U.S. based firm involved in capitalizing start-up institutions primarily in Latin America, Asia and Africa. Mr. Crawford has also served on the boards of several emerging market institutions, including Ecuador, Tunisia, Mongolia and Peru. Mr. Crawford’s extensive finance and capital markets experience strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Larry Harvey has served as Chief Financial Officer of Playa Hotels & Resorts B.V. since April 2015. From 2007 to 2013, he served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Our Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act). Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Board Leadership Structure
Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013. We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us at this time because it permits clear accountability, effective decision-making and alignment on corporate strategy.
Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Messrs. Wilkus and Lundine, are “independent” as defined in the NASDAQ rules. Similarly, only Messrs. Wilkus and Lundine are “Interested Persons” of ACSF under the 1940 Act.
It is our Board’s policy as a matter of good corporate governance to have a majority of our directors who are not “Interested Persons” meet regularly without persons who are members of management or employee directors present to facilitate the Board’s effective independent oversight of management. These directors periodically designate a director who is “independent,” as defined in the NASDAQ rules, to serve as the “lead independent director” and preside at these meetings. Presently, our disinterested directors meet during our Board’s quarterly in-person meetings and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.
Each of our Board’s Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

Corporate Governance
Our Board of Directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our charter, bylaws and committee charters of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.ACSF.com.
Committees of the Board of Directors
Our Board of Directors’ principal standing committees and their primary functions are described below.
Audit and Compliance Committee
This committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm; and

•	the performance of our independent registered public accounting firm and any internal auditors.

In addition, the Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of our investments presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and other relevant consultants. The Audit and Compliance Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee’s meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager’s internal auditors, without the presence of management.
Compensation and Corporate Governance Committee
This committee’s principal functions are to:

•	evaluate the performance of and compensation paid by us, if any, to our executive officers;

•	evaluate the performance of our Manager;

•
review the compensation and fees payable to our Manager under the management agreement with our Manager (which is described under “Board and Governance Matters-Certain Transactions with Related Persons”);

•	decide whether to renew or terminate the management agreement with our Manager;

•	evaluate the compensation and fees payable to the members of the Board of Directors;

•	administer any equity incentive plans that we may adopt, to the extent it is delegated authority by the Board of Directors;

•	review and assist with the development of our executive succession plans; and

•	produce a report on executive compensation required to be included in our proxy statement for our annual meetings.
The Compensation and Corporate Governance Committee also serves as the Board of Director’s standing nominating committee and as such performs the following functions:

•
identifying, recruiting and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines, including the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors and our corporate governance;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors; and

•	annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors and reports thereon to the Board of Directors.

Board and Committee Meetings
Under our Bylaws and Maryland law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors generally holds regular quarterly meetings and meets on other occasions as necessary. The Board of Directors held eight meetings during 2014, one of which was held to approve the compensation and terms of the management agreement with our Manager. As noted above, the independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.
Each of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of the committee, sets agendas for the meetings. Each committee reports regularly to the Board of Directors on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2014, the Audit and Compliance Committee held four meetings and the Compensation and Corporate Governance Committee held one meeting.

Each of our directors attended at least 87% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting.
Risk Oversight
One of the roles of our Board of Directors is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company’s risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. In particular, the Board receives updates at each regular meeting on the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing us, as well as our investment platforms.

The Board of Directors also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board of Directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board of Directors during meetings and other events. In addition, the Board of Directors is regularly updated on the Manager’s strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates, as applicable.
The Board has delegated certain risk management oversight responsibility to its committees as follows:

Regulatory Compliance Risk:  The Board, both directly and through the Audit and Compliance Committee, receives regular reports from our Manager’s legal, accounting and internal audit representatives on regulatory matters, including the Company’s compliance with the BDC qualification and leverage requirements under the Investment Company Act of 1940, compliance with our Code of Ethics and Conduct (“Code of Ethics”) and our Manager’s compliance with the Investment Advisers Act of 1940.
Financial and Accounting Risk:  The Audit and Compliance Committee oversees the Company’s management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager’s accounting, tax, auditing and legal departments and representatives of the Company’s independent public accountant.
Litigation Risk:  The Compensation and Corporate Governance Committee monitors the Company’s litigation, if any.
Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and any benefit plan programs that we may adopt may create risk for the Company.
Governance Risk:  The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

Director Nomination Process
Nominations for election to the Board of Directors may be made by the Compensation and Corporate Governance Committee of the Board of Directors, or by any common stockholder entitled to vote for the election of directors. Candidates recommended by common stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.
Board Membership Criteria
Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

Director Resignation Policy
Our Bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Maryland law, a director shall remain in office until his or her successor is duly elected and qualifies, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our Board-approved director resignation policy, an incumbent director must tender his or her resignation to the Board of Directors if the director is nominated but not re-elected. The policy also requires the Compensation and Corporate Governance Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.
Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the disinterested directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors (other than the director who tendered the resignation under review) may participate in the action regarding whether to accept the resignation offers.

Executive Officers

The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of October 30, 2015. The business address for Messrs. Wilkus, Erickson and Flax is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

Name	Age	Position
Malon Wilkus	63	Chair and Chief Executive Officer
Mark Pelletier	50	President and Chief Investment Officer
John R. Erickson	55	Executive Vice President, Chief Financial Officer and Assistant Secretary
Samuel A. Flax	59	Executive Vice President, Chief Compliance Officer and Secretary
Michael Cerullo	49	Senior Vice President, Portfolio Manager and Head of Research
Dana Dratch	44	Senior Vice President, Portfolio Manager and Head of Trading

Malon Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013 and as Chief Executive Officer of our Manager since February 2013. Biographical information for Mr. Wilkus is set forth in the section entitled “Management—Board of Directors.”

Mark Pelletier has served as our President and Chief Investment Officer and President of our Manager since July 2013, and he previously served as a Senior Vice President of our Manager from February 2013 until July 2013. Mr. Pelletier has primary oversight for all of our investments and has over 25 years of investment experience. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. In addition, Mr. Pelletier is President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Pelletier served as a Senior Vice President and Managing Director of American Capital from 2005 through 2013. Prior to joining American Capital, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Senior Secured Floating Rate Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.

John R. Erickson has served as our Executive Vice President, Chief Financial Officer and Assistant Secretary and as Executive Vice President and Treasurer of our Manager since February 2013. Mr. Erickson is also the Executive Vice President and Treasurer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS

CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. In addition, Mr. Erickson is Executive Vice President and Treasurer of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Erickson is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. Mr. Erickson is also a member of the board of directors, Executive Vice President and Chief Financial Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Samuel A. Flax has served as our Executive Vice President and Secretary since February 2013 and as our Chief Compliance Officer since July 2013. He has also served as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since February 2013. Mr. Flax is the Executive Vice President, Chief Compliance Officer and Secretary of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. In addition, Mr. Flax is Executive Vice President and Secretary of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Flax is Executive Vice President and Secretary of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised American Capital on corporate, securities and other legal matters and represented American Capital in many of its investment transactions. Mr. Flax is also a member of the board of directors, Executive Vice President and Secretary of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Michael Cerullo has served as our Senior Vice President, Portfolio Manager and Head of Research and Senior Vice President of our Manager since July 2013. Mr. Cerullo has over 25 years of investment experience. Mr. Cerullo is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. In addition, Mr. Cerullo is Senior Vice President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Cerullo joined American Capital in December 2005 as a Vice President in the Leveraged Finance Group, became Vice President and Principal in July 2007 and served as Senior Vice President and Managing Director during 2013. Prior to joining American Capital, he was Senior Vice President and Credit Products Officer in Bank of America’s Commercial Bank, serving midsized commercial and industrial companies based in New Jersey. His prior experience also includes over nine years lending to companies in the media and entertainment industries, three years lending to middle market companies located in the upstate New York market, and two years in commercial loan workouts, all with predecessor institutions of Bank of America.

Dana Dratch has served as our Senior Vice President, Portfolio Manager and Head of Trading since January 2014 and previously served as a Vice President from November 2013 until January 2014. Mr. Dratch has served as a Senior Vice President of our Manager since January 2014 and previously served as a Vice President of our Manager from July 2013 until January 2014. Mr. Dratch has 18 years of investment experience. Mr. Dratch is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd. and ACAS CLO 2015-1, Ltd., which also invest in Senior Secured Floating Rate Loans. In addition, Mr. Dratch is Senior Vice President of ACSF Funding I, LLC, ACAS Funding I, LLC and ACAS Funding II, LLC, which invest in Senior Secured Floating Rate Loans. Mr. Dratch joined American Capital in November 2005 as a Vice President in the Leveraged Finance Group and served as Vice President and Principal during 2013. Prior to joining American Capital, Mr. Dratch was employed at Merrill Lynch Capital (which was subsequently acquired by General Electric) underwriting leveraged transactions that were primarily sourced through the firm’s brokerage force. Prior to joining Merrill Lynch, he was employed at RBC Capital Markets’ Corporate Credit group covering a portfolio of large-cap borrowers. Prior to joining RBC, Mr. Dratch underwrote and monitored leveraged transactions in the Media and Healthcare divisions of FleetBoston Financial (which was subsequently acquired by Bank of America).

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Manager, American Capital ACSF Management, LLC, and its Investment Committee and senior investment team.

Investment Committee

Our Manager has established an Investment Committee, consisting of Messrs. Wilkus, Erickson, Flax, Pelletier and McHale, each of whom is an officer of our Manager. For biographies of the members of our Manager’s Investment Committee, see “Management—Board of Directors,” “Management—Executive Officers” and “Our Manager, American Capital and the Management Agreement—Our Manager—Officers of Our Manager.” The role of the Investment Committee is to monitor the performance of our Manager with respect to our investment strategy, to monitor our investment portfolio and to monitor our compliance requirements related to our intention to qualify as a BDC and RIC. The Investment Committee meetS on a regular basis as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee expects to set and monitor operating policies and guidelines and to receive notification in the event that we may operate outside of such policies or guidelines. The Investment Committee and/or our Board of Directors may change these policies or guidelines at any time without approval from our stockholders.
Senior Investment Team

Our Manager’s senior investment team currently consists of Mark Pelletier, Michael Cerullo, Dana Dratch, Juan Miguel Estela, Christian Toro and William Weiss. Members of our Manager’s senior investment team must approve each new investment that we make. We consider our senior investment team, led by Mark Pelletier, to be our portfolio managers. For biographies of the members of our Manager’s senior investment team, see “Our Manager, American Capital and the Management Agreement—Our Manager—Officers of Our Manager.”

As of June 30, 2015, our portfolio managers also managed investments on behalf of the following entities (amounts in thousands):

Name	Type	Primary Investment Focus	Face Value of Loans / Notional Value (1)
ACAS CLO 2007-1, Ltd.	CLO	Senior Secured Floating Rate Loans	$232,000
ACAS CLO 2012-1, Ltd.	CLO	Senior Secured Floating Rate Loans	$352,000
ACAS CLO 2013-1, Ltd.	CLO	Senior Secured Floating Rate Loans	$405,000
ACAS CLO 2013-2, Ltd.	CLO	Senior Secured Floating Rate Loans	$407,000
ACAS CLO 2014-1, Ltd.	CLO	Senior Secured Floating Rate Loans	$601,000
ACAS CLO 2014-2, Ltd.	CLO	Senior Secured Floating Rate Loans	$403,000
ACAS CLO 2015-1, Ltd.	CLO	Senior Secured Floating Rate Loans	$555,000
American Capital, Ltd. (2)	Separately Managed Account	Senior Secured Floating Rate Loans	$2,304,000
American Capital, Ltd. (3)	Separately Managed Account	CLO Equity	$911,000
____________
(1)Face value of loans / notional value for the CLO equity investments were calculated using the latest trustee report prior to June 30, 2015 and rounded to the nearest million. Balances exclude cash available for reinvestment.
(2)Loan investments managed for American Capital, Ltd. are held at the following wholly-owned financing subsidiaries: ACAS Funding I, LLC and ACAS Funding II, LLC.

(3)CLO equity investments managed for American Capital, Ltd. are held at the following entities: American Capital, Ltd. and AC Corporate Holdings, Inc.

Compensation and Security Ownership

None of our Manager’s investment professionals receives any direct compensation from us in connection with the management of our portfolio.

The SAI provides additional information about our equity securities owned by our Manager’s senior investment team.

OUR MANAGER, AMERICAN CAPITAL AND THE MANAGEMENT AGREEMENT

Our Manager
We are externally managed by American Capital ACSF Management, LLC pursuant to the terms of a management agreement. Our Manager is responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Our Manager is an indirect subsidiary of a wholly-owned portfolio company of American Capital. All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, finance, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under the management agreement. We do not pay any of these individuals any cash or equity-based compensation. Rather, we pay our Manager a management fee pursuant to the management agreement.

Officers of Our Manager

Set forth below are the names and ages of certain officers of our Manager and their respective positions as of October 30, 2015. The address for Messrs. Wilkus, Erickson, Flax and Toro is c/o American Capital ACSF Management, LLC, 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo, Dratch, Estela and Weiss is c/o American Capital ACSF Management, LLC, 505 Fifth Avenue, 26th Floor, New York, NY 10017.

Name	Age	Position Held with Our Manager
Malon Wilkus	63	Chief Executive Officer
Mark Pelletier	50	President
John R. Erickson	55	Executive Vice President and Treasurer
Samuel A. Flax	59	Executive Vice President, Chief Compliance Officer and Secretary
Michael Cerullo	49	Senior Vice President
Dana Dratch	44	Senior Vice President
Richard Britt	48	Senior Vice President
Juan Miguel Estela	40	Vice President
Christian Toro	42	Vice President
William Weiss	44	Vice President
Thomas A. McHale	43	Vice President and Assistant Secretary

Biographical information for Mr. Wilkus is set forth in the section entitled “Management—Board of Directors” and biographical information for each of Messrs. Pelletier, Erickson, Flax, Cerullo and Dratch is set forth in the section entitled “Management—Executive Officers.” Biographical information for Messrs. Britt, Estela, Toro, Weiss and McHale is set forth below.

Richard Britt is a Senior Vice President of our Manager, with 25 years of operational and credit control experience.  Mr. Britt joined the parent company of our Manager in June 2014 as a Managing Director and Senior Vice President, where he is focused on operational matters, including portfolio tracking, monitoring, internal reporting, trade settlement and processing and information systems management. From 2006 to 2014, Mr. Britt was employed at Deutsche Investment Management Americas Inc., where he led the High Yield Strategies Group’s Transaction Management team and had the overall responsibility for operational matters related to the firm’s global loan platform, including portfolio tracking, information management, systems, trustee interface, and investor contact on operational and administrative matters. Prior to joining Deutsche Investment Management Americas Inc., Mr. Britt was employed at Flagship Capital Management, Inc. as the Head of Decision Support & Investor Relations. Previously, he was a Credit Officer for FleetBoston Financial covering specialty finance companies and commercial and industrial companies based in New York City, a Manager in Fleet Bank’s Loan Operations function and an Audit Supervisor at NatWest Bank.

Juan Miguel Estela is a Vice President of our Manager, with 14 years of financial services industry experience. Mr. Estela joined American Capital in May 2004 as a Senior Treasury Analyst, where he focused on the structuring and administration of structured debt. Mr. Estela became an Associate in the Leveraged Finance Group in January 2006, where he was focused on investing in third-party managed CLOs as well as covering companies operating in the Paper and Packaging, Aerospace and Defense, Real Estate and Transportation sectors, and became a Vice President in January 2007. Prior to joining American Capital,

Mr. Estela was a Credit Analyst for Citibank Colombia where his responsibilities included underwriting and monitoring corporate credits across the Food, Beverage and Retail industries. More recently he was part of the Organization of American States, where he evaluated and made recommendations on the budget assignments of the Inter-American Agency for Cooperation & Development.

Christian Toro is a Vice President of our Manager, with 16 years of financial services industry experience. Mr. Toro joined American Capital in March 2003 as a Treasury Manager where he focused on the execution, administration and monitoring of secured and unsecured corporate debt. In August 2006 Mr. Toro joined the Leveraged Finance Group where he is focused on evaluating and executing principal CLO investments for the firm as well as covering companies operating in the Retail and Diversified manufacturing sector, and became a Vice President in January 2007. Prior to joining American Capital, Mr. Toro was with Deloitte & Touche LLP, most recently as a member of the Global Capital Markets Group where he was focused on the implementation of GAAP for asset-backed and mortgage-backed securities transactions. Previously, he was a senior consultant in the Asset Securitization Group of PricewaterhouseCoopers LLP where he focused on reviewing transactions for the Securitization Accounting and Modeling Solutions practice – a specialized securitization accounting, cash-flow modeling and valuation group.

William Weiss is a Vice President of our Manager, with 20 years of investment experience. Mr. Weiss joined American Capital in January 2007 as a Vice President in the Leveraged Finance Group. Prior to joining American Capital, Mr. Weiss was employed with Deutsche Asset Management as a research analyst covering large and middle market companies operating in diversified industries including media, cable, telecommunications, business services and food products. Prior to joining Deutsche Asset Management, he was employed with Bank of America’s CLO group as a portfolio analyst covering diversified industries. Prior to joining Bank of America, Mr. Weiss underwrote and monitored leveraged transactions in the Media and Communications division of FleetBoston Financial (which was subsequently acquired by Bank of America).

Thomas A. McHale is Vice President and Assistant Secretary of our Manager. Mr. McHale is also a Vice President of American Capital Asset Management, LLC, which is the asset fund management portfolio company of American Capital and also the sole member of the parent company of our Manager. In addition, Mr. McHale has served as the Senior Vice President, Finance of American Capital since May 2006. He served as Vice President, Finance and Investor Relations and Assistant Secretary of American Capital from 2002 to May 2006. Mr. McHale joined American Capital in December 1998.

American Capital, Ltd.

Founded in 1986, American Capital is a publicly-traded private equity firm and global asset manager which directly and through its asset management business, originates, underwrites and manages investments in private equity, sponsored finance, real estate, energy and infrastructure, leveraged loans and CLOs. As of June 30, 2015, American Capital had eight offices in the United States, Europe and Asia and $81 billion in assets under management (included levered assets) across its target asset classes.
Management Agreement
Management Services
Our management agreement with our Manager has a current renewal term expiring January 15, 2017. Unless terminated earlier, the management agreement will automatically renew following the expiration of its then current term for a one year period if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by the majority of our directors who are not "Interested Persons" as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager. See “Risk Factors—Risks Related to Our Relationship with Our Manager and American Capital.” A discussion regarding the basis for our Board of Directors’ approval of the management agreement for its current term will be included in our Annual Report on Form 10-K for the year ended December 31, 2015.
The management agreement requires our Manager to oversee our business affairs in conformity with the Investment Committee’s operating policies and guidelines. Our Manager at all times is subject to the supervision and direction of our Board of Directors, the terms and conditions of the management agreement and such further limitations or parameters as may be imposed from time to time by our Board of Directors. Our Manager is generally responsible for (i) the selection, purchase, sale and monitoring of our investment portfolio, (ii) our financing and hedging activities and (iii) providing us with investment advisory services. Our Manager is responsible for our day-to-day operations and performs such services and activities relating to our assets and operations, as appropriate.

Our Manager receives a management fee from us that is payable quarterly in arrears. The management fee is calculated at an annual rate of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement. The management fee is prorated for any partial period and totaled $2,186,000 and $0 for the year ended December 31, 2014 and the period from October 15, 2013 (commencement of operations) to December 31, 2013, respectively. The management fee totaled $1,141,000 for the six months ended June 30, 2015.
ACSF Funding has entered into an investment advisory agreement with our Manager to manage its assets. No additional compensation is payable to our Manager under such agreement.

Payment of Our Expenses
We do not have any employees and do not pay our officers any cash or non-cash equity compensation. We currently pay, or reimburse our Manager and its affiliates, for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or the parent company of our Manager who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. For the year and period ended December 31, 2014 and 2013, we recognized $970,000 and $48,000, respectively, of expenses that are reimbursable to our Manager and its affiliates. For the six months ended June 30, 2015 we recognized $484,000 of expenses that are reimbursable to our Manager and its affiliates. However, for 24 months following the IPO, our other operating expenses will be limited to an annual rate of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. For the purposes of the preceding operating expense limit, other operating expenses include both (i) our operating expenses reimbursed to our Manager and its affiliates for expenses related to our operations incurred on our behalf and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this operating expense limit during the above period, any reimbursements to our Manager and its affiliates could be reduced or eliminated and, in certain instances, our Manager could be required to reimburse us so that our other operating expenses do not exceed the limits described above. In October 2015, our Manager agreed to extend the 0.75% cap on other operating expenses until the date of our 2016 Annual Meeting of Stockholders, at which time we expect to submit to a vote of stockholders an amendment and restatement of the management agreement which would (i) extend the expense cap through December 31, 2020, (ii) subject to the expense cap, provide for reimbursement by us to our Manager for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us and (iii) make certain other immaterial changes.  Following the expiration of the expense cap, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations. For the year and period ended December 31, 2014 and 2013, our Manager was responsible for $1,001,000 and $0, respectively, of operating expenses as a result of the expense cap. For the six months ended June 30, 2015, our Manager was responsible for $554,000 of operating expenses as a result of the expense cap.
The costs and expenses required to be paid by us include, but are not limited to:

•	certain costs incurred in connection with capital raising activities;

•	transaction costs incident to the acquisition, disposition, financing, hedging and ownership of our investments;

•	diligence costs incurred for prospective investments;

•	expenses incurred in contracting with third parties;

•	external legal, auditing, accounting, consulting, investor relations, portfolio valuation, brokerage and administrative fees and expenses;

•
the compensation and expenses of our independent directors and the cost of liability insurance to indemnify our directors and officers and the officers and employees of our Manager and its affiliates who provide services to us;

•
the costs associated with our establishment and maintenance of any indebtedness (including interest expense, commitment fees, accounting fees, legal fees, closing costs, rating agency fees and similar expenses);

•	expenses relating to the payment of dividends;

•	costs incurred by our Board of Directors and personnel of our Manager or its affiliates for travel on our behalf;

•	expenses relating to communications to holders of our securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies;

•	tax and license fees applicable to us and our subsidiaries, including external fees for tax and regulatory compliance;

•	insurance costs incurred by us and our subsidiaries;

•	transfer agent, custodial, trustee, third-party loan administration and exchange listing fees;

•	the costs of printing and mailing proxies and reports to our stockholders;

•	the costs of establishing and maintaining our website;

•	all costs of organizing, modifying or dissolving our company or any subsidiary and costs in preparation of entering into or exiting any business activity;

•	our pro rata portion of costs associated with any computer software, hardware or information technology services that are used by us or our Manager on our behalf;

•	our pro rata portion of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by us or our Manager on our behalf;

•	settlement, clearing, trustee, prime brokerage and custodial fees and expenses relating to us;

•
the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to us), all taxes and license fees and all insurance costs incurred on behalf of us;

•	the costs of administering our equity incentive plans, if any; and

•
our pro rata portion of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

Indemnification
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to broad indemnification from us from and against any claims or liabilities (including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the management agreement) to the fullest extent such indemnification is then permitted under our charter and bylaws, the 1940 Act, the Advisers Act, the laws of the State of Maryland and any other applicable law.
Administrative Services Agreement

Because neither we nor our Manager have any employees, our Manager provides services to us through certain employees of American Capital or the parent company of our Manager pursuant to an administrative services agreement. Under such agreement, our Manager is provided with the services and other resources necessary to perform its obligations and responsibilities under the management agreement. In addition, certain members of American Capital’s senior management team serve as officers of our Manager and us. Further, under the administrative services agreement, American Capital and the parent company of our Manager are required to provide our Manager with the services of their employees such that our Manager may provide us with a chief executive officer, chief financial officer and chief investment officer pursuant to the terms of the management agreement.

If either we or our Manager elect to terminate the management agreement pursuant to its terms (as described above), the administrative services agreement would likewise be terminated. The administrative services agreement will only be able to be terminated upon the expiration or termination of the management agreement. Pursuant to the administrative services agreement, American Capital and the parent company of our Manager are able to assign their rights and obligations thereunder to any of their affiliates, including ACAM, the sole member of the parent company of our Manager.

We are not a party to the administrative services agreement. Therefore, we do not have any recourse against American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or if they elect to assign the agreement to one of their affiliates.

Conflicts of Interest in Our Relationship with Our Manager, Our Management Team and American Capital

Management Agreement. We were incorporated by American Capital, the indirect owner of our Manager. As a consequence, the terms of our management agreement, including fees payable, were not negotiated on an arm’s-length basis, and its terms may not be as favorable to us as if they were negotiated with an unaffiliated party. The compensation we pay to our Manager consists of a management fee, which is not tied to our performance. The management fee is paid regardless of our performance and it may not provide sufficient incentive to our Manager to seek to achieve attractive risk-adjusted returns for our investment portfolio. This could result in reduced returns to our investors.

Time Commitments of Our Management Team. Our Manager is responsible for making all of our investment decisions. All of our and our Manager’s officers are employees of American Capital or the parent company of our Manager, and none of them devotes his or her time to us exclusively. We expect our officers and other appropriate personnel of American Capital and the parent company of our Manager to devote such portion of their time as is necessary to enable us to effectively operate our business.

Restrictions on Investments and Allocation of Investment Opportunities. American Capital and its affiliates have historically sponsored or managed, and currently sponsor or manage, investment vehicles with similar or overlapping investment strategies and have put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. We may co-invest on a concurrent basis with other affiliates of American Capital, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures.

Our Manager and its affiliates have both subjective and objective policies and procedures in place that are intended to manage potential conflicts of interest between our Manager’s fiduciary obligations to us and similar fiduciary obligations of our Manager and its affiliates to their respective other clients. To the extent that we compete with entities sponsored or managed by American Capital or its affiliates for a particular investment opportunity, our Manager and its affiliates will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) each entity’s investment objective, investment policies, investment position and available capital, (2) our Manager’s and its affiliates’ internal conflict of interest and allocation policies, (3) the requirements of the Advisers Act, and (4) certain restrictions under the 1940 Act regarding a BDC’s co-investments with affiliates.

Our Manager seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other investment vehicles sponsored or managed by American Capital and its affiliates. When we invest alongside such other vehicles, such investments are made consistent with the allocation policy of the parent company of our Manager. Under this allocation policy, our Manager will make an investment decision on our behalf with respect to the amount of any proposed investment to be made by us and each other eligible investment vehicle’s manager will make a separate investment decision on behalf of it. If sufficient securities or loan amounts are available to satisfy our and each such vehicle’s proposed investment, the opportunity will be allocated in accordance with our Manager’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other vehicles sponsored or managed by American Capital or its affiliates, the allocation policy further provides that allocations among us and other vehicles will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. In situations in which co-investment with other entities sponsored or managed by American Capital or its affiliates is not permitted or appropriate, our Manager will need to decide whether we or such other entity or entities will proceed with the investment. Our Manager will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible investment vehicles on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

The allocation policy of the parent company of our Manager is intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment vehicles sponsored or managed by American Capital or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other vehicles. There can be no assurance that our Manager’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Management Team. Each of our and our Manager’s officers is an employee of American Capital or the parent company of our Manager and none of them is required to devote his or her time to us exclusively. Each of our and our Manager’s officers has significant responsibilities to American Capital and certain of its various portfolio companies, affiliated entities or managed funds. Mr. Pelletier and the other members of our Manager’s senior investment team provide services to us and may provide services to American Capital or other investment vehicles that have been or may be sponsored by American Capital in the future and may have similar investment strategies. As such, conflicts may arise as employees of American Capital and certain of its affiliates may have conflicts between their duties to us and their duties to, and interest in, other funds or entities to which they provide services.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

When available, our investments are valued using unadjusted quoted prices in active markets such as an over-the-counter market as of the valuation date. We may also value our investments based on evaluated prices received from nationally recognized independent pricing services or from third-party brokers who make markets in such debt investments. There is not a readily available market value within a recent date for many of our investments; those investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our Board of Directors. We value such investments at fair value as determined in good faith by our Board of Directors using a documented valuation policy and a consistently applied valuation process.

Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Our Board of Directors has adopted a dividend reinvestment and stock purchase plan that provides for reinvestment of our cash dividends and distributions on behalf of our registered stockholders and any brokers, banks or other nominees (collectively, a “Nominee”) of a beneficial owner of shares of our common stock that are registered in such Nominee’s name (collectively, “participants”), unless a stockholder elects to opt-out of the plan. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our registered stockholders and Nominees who have not opted out of our dividend reinvestment and stock purchase plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. The plan also provides a method for participants to make optional cash purchases of shares of our common stock.

No action will be required on the part of a registered stockholder to participate in the plan and have his, her or its cash dividends and distributions reinvested in shares of our common stock. Cash dividends and distributions to beneficial owners of our common stock will be automatically reinvested in additional shares of our common stock under the plan only if such owner’s Nominee provides this service to them and the Nominee has not elected, on their behalf, to opt-out of the plan and receive cash dividends and distributions. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, internet or in writing that he, she or it wishes to terminate participation in the plan. Beneficial owners may receive distributions in cash by contacting their Nominee to terminate his, her or its participation in the plan.

The optional cash purchase component of the plan permits plan participants to purchase shares of our common stock on a monthly basis in amounts, subject to certain exceptions, ranging from $50 to $10,000 or, with our prior approval, in excess of $10,000.

The plan administrator will set up an account for each participant for shares acquired through the plan. Certificates for shares issued under the plan generally will not be furnished; rather, shares will be held in book entry form in the participant’s plan account. Registered holders may request certificates through the internet, by telephone or in writing for a specified number of shares credited to their plan account. Beneficial owners can receive certificates for shares issued under the plan by contacting their Nominee to become a registered holder.

Generally, we intend to issue shares of common stock to implement the plan, subject to the provisions of the 1940 Act. At our discretion, shares sold to the plan administrator may be either newly issued or treasury shares. However, for dividend reinvestments and optional cash purchases of less than $10,000, we may instruct the plan administrator to buy shares in the market under certain circumstances. In connection with dividend reinvestments and optional cash purchases below $10,000 under the plan, the price of shares issued by, or purchased directly from, us will be the consolidated volume weighted average price, rounded to four decimal places, of our common stock as quoted on The NASDAQ Global Market, obtained from Bloomberg, LP for the trading hours from 9:30 a.m. to 4:00 p.m. (up to and including the closing print), Eastern time, for that purchase date, less at times a 1% discount (in our sole discretion) for shares issued by us for dividend reinvestments. The purchase price of shares purchased in the open market will be the weighted average price per share of the shares of common stock purchased.

We will pay all administrative costs associated with the reinvestment of dividends under the plan. There are no transaction or processing fees, expenses or service charges under the plan in connection with such purchases. If the plan purchases shares with reinvested dividends in market transactions instead of directly from us, we will pay any such fees on such purchases. For the optional cash purchase part of the plan, the plan administrator will charge participants a processing fee of $0.03 per share in connection with any optional cash payments made in the open market under the plan. The processing fee includes any brokerage commissions that the plan administrator is required to pay. In addition, the plan administrator will charge participants a $5.00 transaction fee for optional cash payments made by check or one-time online ACH, and a $2.50 transaction fee for each optional cash payment made by recurring debit from a U.S. bank account.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than NAV. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

A complete copy of our dividend reinvestment and stock purchase plan is filed as an exhibit to the registration statement of which this prospectus forms a part. You may obtain additional information about our dividend reinvestment and stock purchase plan, including a copy of the plan, by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor,

Bethesda, MD 20814, Attention: Investor Relations or by contacting the plan administrator at the following address: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com/investor.

DESCRIPTION OF CAPITAL STOCK

The following is a summary of the rights and preferences of our capital stock and related provisions of our charter and bylaws. The following summary description of our stock does not purport to be complete and is qualified in its entirety by reference to the MGCL and our charter and bylaws. We encourage you to read carefully this entire prospectus, our charter and bylaws and the other documents we refer to for a more complete understanding of our capital stock. The forms of our charter and bylaws are filed as exhibits to the registration statement of which this prospectus is a part. See “Additional Information.”
General
Our charter provides that we may issue up to 300,000,000 shares of common stock and 50,000,000 shares of preferred stock, both having par value $0.01 per share. Our charter authorizes our Board of Directors to amend our charter, with the approval of a majority of the entire Board of Directors and without stockholder approval, to increase or decrease the aggregate number of shares of stock that we are authorized to issue or the number of authorized shares of stock of any class or series. As of October 30, 2015, 10,000,100 shares of our common stock were issued and outstanding. Set forth below is a chart describing the classes of our authorized securities under our charter:

Title of Class	Amount Authorized	Amount Outstanding as of October 30, 2015
Common Stock, par value $0.01 per share	300,000,000	10,000,100
Preferred Stock, par value $0.01 per share	50,000,000	—
Under Maryland law, our stockholders are not generally liable for our debts or obligations.
Common Stock
All of the shares of common stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Subject to the preferential rights, if any, of holders of any other class or series of our stock, holders of outstanding shares of our common stock are entitled to receive dividends on such shares of common stock out of assets legally available therefor if, as and when authorized by our Board of Directors and declared by us, and the holders of outstanding shares of our common stock will be entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of or adequate provision for all of our known debts and liabilities.
Except as may otherwise be specified in the terms of any class or series of common stock, each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except as may be provided with respect to any other class or series of our stock, the holders of shares of our common stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of our common stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
Holders of shares of our common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of our company. Shares of our common stock will have equal dividend, liquidation and other rights.

Preferred Stock

In addition to shares of our common stock, our charter authorizes the issuance of shares of our preferred stock. Our Board of Directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our Board of Directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. Furthermore, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue preferred stock convertible into shares of our common stock, such proposal must first be approved by our stockholders.

We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in raising capital. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge or consolidate with another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Our charter generally provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments require the approval of the stockholders entitled to cast at least 75 percent of the votes entitled to be cast on such matter. Our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.
Maryland law also permits a corporation to transfer all or substantially all of its assets without the approval of its stockholders to an entity owned, directly or indirectly, by the corporation. Because our operating assets may be held by our wholly owned subsidiaries, these subsidiaries may be able to merge or transfer all or substantially all of their assets without the approval of our stockholders.
Power to Reclassify Unissued Shares of Our Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of our common or preferred stock into other classes or series of stock, including one or more classes or series of stock that have priority over our common stock with respect to voting rights, dividends or upon liquidation, and authorize us to issue the newly classified shares. Prior to the issuance of shares of each new class or series, our Board of Directors is required by Maryland law and by our charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Our Board of Directors may take these actions without stockholder approval unless stockholder approval is required by the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Therefore, our Board of Directors could authorize the issuance of shares of common or preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interest of our stockholders. No shares of preferred stock are presently outstanding, and we have no present plans to issue any shares of preferred stock.
Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock
Our charter authorizes our Board of Directors, with the approval of a majority of the entire Board of Directors and without stockholder approval, to amend our charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that we are authorized to issue.
We believe that the power of our Board of Directors to approve amendments to our charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue such classified or reclassified shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. Although our Board of Directors does not intend to do so, it could authorize us to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interest of our stockholders.
Transfer Agent and Registrar
The transfer agent and registrar for our shares of common stock is Computershare Trust Company, N.A. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, Rhode Island 02940-3010.

DESCRIPTION OF SUBSCRIPTION RIGHTS
General
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
We will not offer any transferable subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement at a price below our NAV per share, exclusive of any any underwriting commissions or discounts, without first filing a new post-effective amendment to the registration statement.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF DEBT SECURITIES

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by a document called an indenture to be entered into between us and U.S. Bank National Association, a financial institution acting as trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities. The indenture and its associated documents, including the debt securities, contain the full text of the matters described in this section and the prospectus supplement and pricing supplement, if any, accompanying this prospectus.

This summary is subject to and qualified in its entirety by reference to all the provisions of the indenture, including definitions of certain terms used in the indenture. In this summary, we describe the meaning of only some of the more important terms. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the accompanying prospectus supplement, such sections or defined terms are incorporated by reference here or in the accompanying prospectus supplement. You must look to the indenture for the most complete description of what we describe in summary form in this prospectus and in the accompanying prospectus supplement.

This summary also is subject to and qualified by reference to the description of the particular terms of the series of debt securities described in the accompanying prospectus supplement. Those terms may vary from the terms described in this prospectus. The prospectus supplement relating to each series of debt securities will be attached to the front of this prospectus. There may also be a further prospectus supplement, known as a pricing supplement, which contains the precise terms of debt securities that are offered.

The trustee has two main roles. First, the trustee can enforce the rights of the holders of the debt securities (the “Noteholders”) against us if we default on our obligations under the terms of the indenture or the debt securities. There are some limitations on the extent to which the trustee acts on the Noteholders’ behalf, described later under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs administrative duties for us, such as sending the Noteholders interest and principal payments, transferring their debt securities to new buyers if they sell them, and sending them notices.

We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. The provisions of the indenture allow us not only to issue debt securities with terms different from those previously issued under the applicable indenture, but each series may be reopened and more debt securities of such series may be issued under the indenture, or under one or more supplements to the indenture. We may issue debt securities in amounts that exceed the total amount specified on the cover of a prospectus supplement at any time without consent or notice to the Noteholders.

This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the specific legal, financial and other terms of each specific series of debt securities will be described in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the designation or title and series of such debt securities;

•	the total principal amount of the series of debt securities;

•	any limit on the aggregate principal amount of the series of debt securities, and whether or not such series may be reopened for additional debt securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the date or dates on which the principal will be payable or the method for determining the date or dates of maturity;

•
if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•
if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	the terms for redemption, extension or early repayment. if any;

•	the provision for any sinking fund;

•	the terms and conditions, if any, upon which the debt securities may be convertible into our preferred stock, common stock or other securities;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•
whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and how such amounts are to be determined;

•
if other than the entire principal amount, the portion of the principal amount of any debt securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	whether the series of debt securities are issuable in certificate form;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, of the debt securities on a securities exchange;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities consistent with the provisions of the indenture not specified in this prospectus.

The prospectus supplement and pricing supplement, if any, accompanying this prospectus will also describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.

General

The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “—Ranking Compared to Other Creditors.”

Form, Exchange and Transfer

Unless we specify otherwise in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, the debt securities will be issued only in fully registered form; without coupons; and in denominations that are even multiples of $1,000.

We will initially issue all debt securities in registered global form. While a debt security is held as a registered global security, only the depositary - i.e., DTC, as defined below under “—Book-Entry Debt Securities” - will be entitled to transfer and exchange the debt security, since the depositary will be the sole holder of the debt security. You will own beneficial interests in a global security through a participant in the depositary’s securities clearance system, and your rights as such an indirect owner will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry procedures below under “—Book-Entry Debt Securities.”

Noteholders may have their debt securities broken into more debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the trustee will execute, authenticate and deliver the debt securities that the Noteholders are entitled to receive.

Noteholders may exchange or transfer their debt securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering debt securities in the names of holders and for transferring and exchanging debt securities, as well as maintaining the list of registered holders.

We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The trustee may act as the registrar, the paying agent or both.

Noteholders will not be required to pay a service charge to transfer or exchange debt securities, but may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with the Noteholders proof of ownership.

At certain times, Noteholders may not be able to transfer or exchange their debt securities. If the debt securities are redeemable and we redeem any series of such debt securities, or any part of any such series, then we may prevent the Noteholders from transferring or exchanging these debt securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of debt securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchange of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the accompanying prospectus supplement.

Payment and Paying Agents

We will pay interest to a Noteholder if the Noteholder is a direct holder listed in the registrar’s records at the close of business on a particular day in advance of each due date for interest, even if the Noteholder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Because we will pay all the interest for an interest period to the Noteholder on the record date, holders buying and selling securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”

We will pay interest, principal and any other money due on the debt securities at the corporate trust office of the trustee in the United States. We may also choose to pay interest by mailing checks. “Book-entry” and other indirect holders of debt securities should consult their banks, brokers or other financial institutions for information on how they will receive payments. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.

We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent or choose one of our subsidiaries to do so. We must notify holders of changes in the paying agents for any particular series of debt securities.

Notices

We and the trustee will send notices regarding the debt securities only to direct holders, using their addresses as listed in the trustee’s records.

Regardless of who acts as paying agent, all money that we forward to a paying agent that remains unclaimed will, at our request, be repaid to the trustee at the end of two years after the amount was due to the direct holder. After that two-year period, Noteholders may look only to the trustee for payment and not to us or any other paying agent.

Special Situations

Mergers and Similar Transactions. Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell substantially all of our assets to another entity or to buy substantially all of the assets of another entity. However, we may not consolidate or merge with another entity or convey, transfer or lease our properties or assets substantially as an entirety or permit another entity to consolidate or merge with us unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving entity;

•	immediately after the transaction no event of default will exist; and

•
we have delivered to the trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.

Modification or Waiver. Under certain circumstances, we can make changes to the indenture and the debt securities. Some types of changes require the approval of each Noteholder affected thereby, some require approval by a majority vote with respect to each affected series of debt securities and some changes do not require any approval at all.

Changes Requiring Specific Approval of Noteholders. First, there are changes that cannot be made to the debt securities without specific approval from the Noteholders. The following is a list of those types of changes:

•	changing the stated maturity of the principal of or interest on such debt security;

•	reducing the principal amount of, or rate of interest on, such debt security, including the amount payable upon acceleration of the maturity of that security;

•	changing the place or currency of any payment on such debt security;

•	impairing the right to sue for payment on or with respect to such debt security;

•	reducing the percentage of outstanding debt securities that must consent to a modification or amendment of the indenture;

•
reducing the percentage of outstanding debt securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	making any change to this list of changes that requires specific approval from the Noteholders.

Changes Requiring a Majority Vote of the Holders of a Series of Debt Securities. The second type of change to the indenture and the debt securities is the kind that requires a vote in favor of such change by Noteholders owning not less than a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require specific approval of Noteholders, as well as changes that do not fall into the category of changes that do not require any approval.

Changes Not Requiring Approval of Noteholders. The third type of change does not require any vote by Noteholders. This type is limited to clarifications and certain other changes that would not adversely affect Noteholders in any material respect.

Further Details Concerning Voting. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for Noteholders money for their payment or redemption. A debt security does not cease to be outstanding because we or an affiliate of us is holding the debt security, but will be deemed not outstanding in determining whether the holders of the requisite amount of debt securities have acted under the indenture.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by holders of outstanding debt securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with specified covenants relating to those debt securities as described in the applicable prospectus supplement.

To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.

On such a defeasance, we will not be released from obligations:

•	to indemnify the trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.

To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•
will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.

If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.

The applicable prospectus supplement may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.

Redemption. The indenture under which the debt securities are issued may permit us to redeem such debt securities. If so, we may be able to pay off the securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem the debt securities.

If we choose to redeem the debt securities, we or the trustee will mail written notice to the Noteholders not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, the Noteholders may be prevented from exchanging or transferring the debt securities when they are subject to redemption, as described under “—Form, Exchange and Transfer” above. In case any debt securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, the Noteholders will receive, without a charge, a new debt security or debt securities of authorized denominations representing the principal amount of the remaining unredeemed debt securities.

Ranking Compared to Other Creditors

The debt securities are not secured by any of our property or assets. Accordingly, the Noteholders’ ownership of debt securities means the Noteholders are one of our unsecured creditors.

Unsecured debt securities will be issued under the indenture. The debt securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.

Events of Default

Noteholders will have special rights if an event of default occurs and is not cured, as described later in this subsection.

What Is an Event of Default? The following constitute events of default under the indenture and with respect to any series of debt securities, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a debt security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•
we fail to comply with the indenture in any material respect, and after we have been notified of the default by the trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum; or

•	any other event of default described in the applicable prospectus supplement with respect to any particular series of debt securities occurs.

Remedies if an Event of Default Occurs. Noteholders will have the following remedies if an event of default occurs:

Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the trustee or the holders of not less than 25% in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the debt securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.

If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the trustee or any holder.

Special Duties of Trustee. If an event of default occurs, the trustee will have some special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Majority Noteholders May Direct the Trustee to Take Actions to Protect Their Interests. The trustee is not required to take any action under the indenture at the request of any Noteholders unless the Noteholders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority Noteholders may also direct the trustee in performing any other action under the indenture.

Individual Actions Noteholders May Take if the Trustee Fails to Act. Before Noteholders can bypass the trustee and bring their own lawsuit or other formal legal action or take other steps to enforce their rights or protect their interests relating to the debt securities, the following must occur:

•	Noteholders must give the trustee written notice that an event of default has occurred and remains uncured;

•
the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the debt securities of that series do not give the trustee a direction inconsistent with the request.

However, Noteholders are entitled at any time to bring an individual lawsuit for the payment of the money due on their debt securities on or after its due date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the trustee and to make or cancel a declaration of acceleration.

Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for the debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on a Noteholder’s debt security, however, without the Noteholder’s individual approval.

We Will Give the Trustee Information About Defaults Periodically

Within 120 calendar days after the end of each fiscal year we will give to the trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The trustee may withhold notice of any uncured default from the Noteholders, except for payment defaults, if it determines that withholding notice is in the Noteholders’ interest.

Certain Covenants

The indenture under which the debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•
maintain an office or agency where the debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served;

•
if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•
do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Noteholders in any material respect;

•
deliver an officers’ certificate to the trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•
pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry Debt Securities

Unless otherwise indicated in the prospectus supplement, the Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. This means that certificates will not be issued to each holder of debt securities. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

Purchases of debt securities under the DTC system must be made by or through participants (for example, brokers), who will receive credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each debt security will be recorded on the records of the participant. Beneficial owners of the debt securities will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the debt securities; DTC’s records reflect only the identity of the participants to whose accounts such debt securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to participants and by participants to beneficial owners will be governed by arrangements among them, subject to statutory or regulatory requirements as may be in effect from time to time.

Proceeds, distributions or other payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts, upon DTC’s receipt of funds in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the debt securities are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor depository). In that event, certificates representing the debt securities will be printed and delivered.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants deposit with DTC. DTC also facilitates the post-trade settlement among participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between participants’ accounts. This eliminates the need for physical movement of securities certificates. Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC has Standard & Poor’s highest rating, AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW
AND OUR CHARTER AND BYLAWS
The following is a summary of certain provisions of Maryland law and our charter and bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the MGCL, our charter and our bylaws. The forms of our charter and bylaws are filed as exhibits to the registration statement of which this prospectus is a part. See “Additional Information.”
Our Board of Directors
Our charter and bylaws provide that the number of directors we have may be established only by our Board of Directors but may never be less than the minimum number required by the MGCL, and our bylaws provide that the number of our directors may not be more than 15. Our bylaws also provide that the number of directors shall not be increased by 50% or more in any twelve-month period without the approval of at least 66% of the entire Board of Directors. Subject to the terms of any class or series of preferred stock, vacancies on our Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.
Each of our directors is elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies. Holders of shares of common stock will have no right to cumulative voting in the election of directors. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast. Consequently, at each annual meeting of our stockholders, the holders of a majority of the shares of common stock entitled to vote will be able to elect all of our directors.
Removal of Directors
Our charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause (as defined in our charter) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and filling the vacancies created by such removal with their own nominees.
Business Combinations
Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. A corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board of directors.
Pursuant to the statute, our Board of Directors has by resolution exempted business combinations between us and American Capital and its affiliates, and between us and any other person, provided that in the latter case the business combination is first approved by our Board of Directors (including a majority of our directors who are not interested persons as defined in the 1940 Act). Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between us and any person described above, and, as a result, any person described above may be able to enter into business combinations with us that may not be in the best interest of our stockholders, without compliance with the supermajority vote requirements and other provisions of the statute. We cannot assure you that our Board of Directors will not amend or repeal this resolution in the future.

Control Share Acquisitions
The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by stockholders entitled to vote generally in the election of directors other than the person who has made or proposes to make the control share acquisition, an officer of the corporation or an employee of the corporation who is also a director of the corporation.
“Control shares” are voting shares of stock that, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders is held at which the voting rights of such shares are considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights, unless our charter or bylaws provide otherwise. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The control share acquisition statute does not apply to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. This provision could be amended or eliminated at any time in the future by our Board of Directors. However, so long as we are a BDC, we will amend our bylaws to be subject to the control share acquisition statute only if our Board of Directors determines that it would be in our best interests based on our determination that our being subject to the control share acquisition statute does not conflict with the 1940 Act.
Subtitle 8
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•
a requirement that a vacancy on the board of directors be filled only by the remaining directors in office and (if the board is classified) for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.
Our charter provides that, at such time as we are able to make a Subtitle 8 election, vacancies on our Board of Directors may be filled only by the remaining directors, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (1) require the affirmative vote of stockholders entitled to cast not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director from our Board of Directors, which may also only be for cause, (2) vest in the board the exclusive power to fix the number of directorships and

(3) require, unless called by our Chair of the Board, our chief executive officer, or our Board of Directors, the written request of stockholders entitled to cast a majority of all votes entitled to be cast at such a meeting to call a special meeting.
Meetings of Stockholders
Pursuant to our bylaws, a meeting of our stockholders for the election of directors and the transaction of any business is held annually on a date and at the time and place set by our Board of Directors. The Chair of our Board of Directors, our chief executive officer, or our Board of Directors may call a special meeting of our stockholders. Subject to the provisions of our bylaws, a special meeting of our stockholders to act on any matter that may properly be brought before a meeting of our stockholders must also be called by our Secretary upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast on such matter at the meeting and containing the information required by our bylaws. Our Secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before our Secretary is required to prepare and deliver the notice of the special meeting.
Advance Notice of Director Nominations and New Business
Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by our stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.
With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board of Directors may be made only (1) by or at the direction of our Board of Directors or (2) provided that the meeting has been called for the purpose of electing directors, by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.
Director Resignation Policy

Our bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Maryland law, a director shall remain in office until his or her successor is elected and qualifies, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our director resignation policy that our Board of Directors has approved, an incumbent director must tender his or her resignation to our Board of Directors if the director is nominated but not re-elected. The policy also requires our Compensation and Corporate Governance Committee to make a recommendation to our full Board of Directors on whether to accept or reject the resignation, and our full Board of Directors to make that determination. Our Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee among themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.
Indemnification and Limitation of Liability of Directors and Officers
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•
a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of our company and at our request, serves or has served as a director, officer, partner, manager, member or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of our company or a predecessor of our company. These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Forum Selection Clause
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by us or by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Montgomery County, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.
Effects of Certain Provisions of Maryland Law and of Our Charter and Bylaws
Our charter and bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interests of our stockholders, including business combination provisions, supermajority vote requirements and advance notice requirements for director nominations and stockholder proposals. Likewise, if the provision in our bylaws opting out of the control share acquisition provisions of the MGCL were rescinded or if we were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

REGULATION

Business Development Company Requirements
We are an externally managed, non-diversified closed-end management investment company that intends to be treated as a RIC under the Code. We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a BDC be persons other than “Interested Persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate currency fluctuations.
However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Qualifying Assets
As a BDC, we may not acquire any asset other than certain qualifying assets described in the 1940 Act, unless, at the time the acquisition is made, the value of such qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business include the following:

•	securities purchased in transactions not involving any public offering from:

(a)
an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

(b)
an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

•
securities of an issuer described in clauses (a)(i) and (ii) above with respect to which we control (alone or together as a part of a group), we in fact exercise a controlling influence over such issuer’s management or policies and a person affiliated with us is on the issuer’s Board of Directors;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse our Manager for its allocated costs in providing such assistance, subject to the review and approval by our Board of Directors, including our independent directors.
Temporary Investments
Pending investment in other types of qualifying assets described in the 1940 Act, we may invest our funds in cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments. We refer to such assets and cash herein as temporary investments.
Leverage
We have, and intend to utilize, leverage on our investment portfolio. Our leverage may vary periodically depending on market conditions, our portfolio composition and our Manager’s assessment of risks and returns. We may finance our assets, subject to market conditions, through a combination of financing arrangements, including, but not limited to, warehouse facilities, securitizations and term financing facilities. The 1940 Act permits us, as a BDC, to issue senior securities in amounts such that our asset coverage is at least 200% after each issuance of senior securities. Asset coverage is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes.
Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend.
Issuance of Stock
As a BDC, we are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, except (i) with the prior approval of a majority of our stockholders, (ii) in connection with a rights offering to our existing stockholders or (iii) under such other circumstances as the SEC may permit.
Code of Ethics
We and our Manager have each adopted the Code of Ethics that applies to our officers and directors and the officers and employees of our Manager, American Capital and its affiliates who provide services to us. Among other matters, our Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code to appropriate persons identified in the code; and accountability for adherence to the code. Our Code of Ethics also establishes procedures for personal investments and restricts certain personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code of Ethics’ requirements. The Code of Ethics is available, free of charge, on our website at www.ACSF.com. In addition, the Code of Ethics is available on the SEC’s website at www.sec.gov. The public may read and copy the Code of Ethics at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. A copy of our Code of Ethics can also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C 20549.

Proxy Voting Policies and Procedures
Our investments do not generally entitle us to voting rights in our portfolio companies. We have delegated our proxy voting responsibility to our Manager for portfolio companies in which we may have voting rights. Our Manager has adopted proxy voting policies and procedures, which will be reviewed periodically by our Manager and our disinterested directors, and accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, our Manager has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. Our Manager’s policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Our Manager’s Policy
Under our Manager’s proxy voting policies and procedures, officers of our Manager will consult with each other and our senior investment team in determining how to vote, taking into account our and our stockholders’ interests, any potential conflicts of interest and any voting guidelines of our Manager. Our Manager will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our Manager may, if it so elects, resolve it by following the recommendation of a disinterested third-party, by seeking the direction of our disinterested directors or, in extreme cases, by abstaining from voting. While our Manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our Manager will not delegate its voting authority to any third-party.
An officer of our Manager will keep a written record of how all such proxies are voted. Our Manager will retain records of (i) proxy voting policies and procedures, (ii) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (iii) all votes cast, (iv) investor requests for voting information and (v) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our Manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request. You may obtain information regarding how we voted proxies, free of charge, by making a written request for proxy voting information to: American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 or by calling us collect at (301) 968-9310.

Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•
pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, or the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2015, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm beginning with the first fiscal year in which we do not qualify as an emerging growth company; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

JOBS Act
We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”) until the earliest of:

•	the last day of our fiscal year ending December 31, 2019;

•	the last day of the fiscal year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or

•
the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.
Under the JOBS Act, emerging growth companies are permitted to cover only two years of financial information in the Management’s Discussion and Analysis of Financial Condition and Results of Operations disclosures. In addition, for the presentation of “selected financial data,” which ordinarily covers five years, an emerging growth company may omit selected financial data for any period prior to the earliest audited period presented in its initial registration statement. Because we are not taking advantage of this relief under the JOBS Act, such relief has not impacted the disclosures we make in this prospectus.
Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We will therefore be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Taxation as a RIC
We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
If we qualify as a RIC and meet the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a nondeductible U.S. federal excise tax of 4% on our undistributed “ordinary income” and “capital gain net income” (each as defined below) unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and net long-term capital gains or losses for the calendar year), (b) 98.2% of our “capital gain net income” (including both net short-term and net long-term capital gains or losses) realized, subject to certain modifications, for the 12-month period ending October 31 of such calendar year, and (c) any income recognized, but not distributed, in the preceding years. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in the calendar year will be considered to have been distributed by year end.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things: (a) elect to be treated as a RIC, (b) meet the Annual Distribution Requirement, (c) qualify to be treated as a BDC under the 1940 Act at all times during each taxable year, (d) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”), and (e) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”), and (ii) no more than 25% of the value of our assets are invested in securities, other than U.S. government securities or securities of other RICs, of one issuer or two or more issuers that are controlled (as determined under applicable tax rules) by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).
Our income for tax purposes, which determines the Annual Distribution Requirement, generally differs from our income as measured by GAAP due to temporary and permanent differences in the recognition of income and expenses, returns of capital, and net unrealized appreciation or depreciation of investments.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates, or debt instruments issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments.
Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify as a RIC for tax purposes and thus may become subject to corporate-level U.S. federal income tax.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short term, depending on how long we held a particular warrant.
We may purchase a residual or subordinated interest in a CLO that is treated for U.S. federal income tax purposes as an equity investment in a passive foreign investment company (“PFIC”), a foreign corporation that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or holds at least 50% of its total assets in investments producing such passive income. In addition, we may purchase or acquire through other means an equity interest in a company that is considered a PFIC. If we purchase shares in a foreign corporation that is treated as a PFIC, we may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if (in certain circumstances) our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a qualified electing fund (“QEF”) under the Code, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us by the QEF. Alternatively, we can elect mark-to-market treatment for a PFIC; in that case, we will recognize as ordinary income our allocable share of any increase in the value of such PFIC, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% U.S. federal excise tax.
We may purchase a residual or subordinated interest in a CLO that is treated for U.S. federal income tax purposes as an equity investment in a controlled foreign corporation (“CFC”). In addition, we may purchase or acquire through other means an equity interest in a company that is considered a CFC. If we hold more than 10% of the shares in a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution of the CFC’s income for its tax year is referred to as subpart F income. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. stockholders. A “U.S. stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% U.S. federal excise tax. If we acquire a 10% or lesser interest in a CFC, we are required to treat it as a PFIC for federal income tax purposes.
Although the Code generally provides that income inclusions from a QEF and subpart F income will be “good income” for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, although we believe that the income inclusions from a QEF and subpart F income of a CLO that we are required to include in our taxable income would be “good income” for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90%

Income Test. If such income were not considered “good income” for purposes of the 90% Income Test, we may not qualify as a RIC.
Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us. Any gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.
If we do not satisfy the Annual Distribution Requirement or otherwise do not qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders.
As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may limit our ability to use any capital loss carryforwards, and unrealized losses once realized, under Section 382 of the Code.
Some of the income and fees that we may recognize may not satisfy the 90% Income Test to qualify as a RIC. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such income test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may not qualify as RIC.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Failure to Qualify as a RIC
If we do not satisfy the 90% Income Test for any taxable year or the Diversification Tests at the end of any quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things, may require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Such dividend income would be taxable as a qualified dividend eligible for preferential U.S. federal tax rates in the case of U.S. stockholders, as discussed below, provided that the shares have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of a stockholder’s tax basis, and any remaining distributions would be treated as capital gain.
If we do not qualify as a RIC for two or more taxable years, in order to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. In the case of our common stock, the offering price per share less any underwriting commissions or discounts must generally equal or exceed the NAV per share of our common stock except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. If certain legal matters in connection with an offering of Securities are passed upon by counsel for the underwriters, if any, of such offering, that counsel will be named in the related prospectus supplement or pricing supplement, if any, accompanying this prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our Consolidated Financial Statements at December 31, 2014 and 2013 and for the year ended December 31, 2014 and for the period October 15, 2013 (commencement of operations) to December 31, 2013, as set forth in their reports dated March 26, 2015. Ernst & Young has also audited our senior securities table as of December 31, 2014 and 2013, as set forth in the report dated July 2, 2015. We have included our financial statements and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing. The address of Ernst & Young LLP is 8484 Westpark Drive, McLean, Virginia 22102.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
STATEMENT OF ADDITIONAL INFORMATION , 2015
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated , 2015 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement or pricing supplement, if any, may be obtained by calling American Capital Senior Floating, Ltd. at (301) 968-9310 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

	Page in the SAI	Location of Related Disclosure in the Prospectus
GENERAL INFORMATION AND HISTORY	SAI-2	1, 43
INVESTMENT OBJECTIVE AND POLICIES	SAI-2	43
DIRECTOR AND EXECUTIVE COMPENSATION	SAI-2	—
CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK	SAI-4	—
CERTAIN TRANSACTIONS WITH RELATED PERSONS	SAI-6	—
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	SAI-7	—
BROKERAGE ALLOCATION AND OTHER POLICIES	SAI-7	—
TAX STATUS	SAI-8	100

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these Securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not a prospectus.

SAI-1

GENERAL INFORMATION AND HISTORY
We were organized in February 2013 as a Maryland corporation, commenced operations in October 2013 and completed our IPO in January 2014. We are structured as an externally managed, non-diversified closed-end investment management company that has elected to be regulated as a BDC under the 1940 Act. For tax purposes, we intend to elect to be taxed as a RIC, as defined in Subchapter M of the Code. We are externally managed by American Capital ACSF Management, LLC, an indirect subsidiary of American Capital Asset Management, LLC, which is a wholly-owned portfolio company of American Capital, Ltd. (NASDAQ: ACAS). We are headquartered in Bethesda, Maryland, and we also maintain offices in New York.

INVESTMENT OBJECTIVE AND POLICIES
Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, “Senior Secured Floating Rate Loans” or “Loans”) which are commonly referred to as leveraged loans. S&P defines large-market loans as loans to issuers with EBITDA of greater than $50 million. We also invest in equity tranches of CLOs which are securitized vehicles collateralized primarily by Loans and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Loan positions previously held by us. We utilize leverage to enhance our returns and we are limited under the 1940 Act as a BDC on the amount of leverage we can utilize.

Our Board of Directors has approved as a principal investment strategy that, under normal market conditions, we will invest at least 80% of our assets in Senior Secured Floating Rate Loans or CLOs that are pooled investment vehicles that invest substantially all of their assets in Senior Secured Floating Rate Loans. This investment objective is a non-fundamental policy and may be changed without a stockholder vote. Stockholders will receive 60 days advance notice of any change.
As of June 30, 2015, our investment portfolio totaled $272.2 million at fair value and our NAV was $145.4 million. Our portfolio was comprised of 127 Loan obligors totaling $218.3 million and 19 CLO equity investments totaling $53.9 million. During the period ended June 30, 2015, we invested $75.1 million and investments sold or repaid totaled $83.5 million. A discussion of the Selected Condensed Consolidated Financial Data, supplementary financial information and Management’s Discussion and Analysis of Financial Condition and Results of Operations is included in the prospectus.

DIRECTOR AND EXECUTIVE COMPENSATION
Director Compensation
We were incorporated in Maryland on February 6, 2013 and commenced operations on October 15, 2013. We completed our IPO on January 22, 2014. Mr. Wilkus was appointed to the Board of Directors on February 6, 2013, and Ms. Caldwell and Messrs. Crawford, Harvey and Lundine were appointed to the Board of Directors on January 13, 2014 in connection with our IPO.
Any member of our Board of Directors who is an employee of the Company, American Capital or any of its affiliates, including our Manager, does not receive compensation from us for his or her Board service. During 2014, each such non-employee director was paid a retainer for service on the Board of Directors at an annual rate of $60,000, payable quarterly in advance. In addition, the Chair of our Audit and Compliance Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance. During 2014, directors were reimbursed for travel expenses incurred in connection with such Board and committee meetings and Board-related functions.

SAI-2

The following table sets forth the compensation received by each non-employee director during 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Phyllis R. Caldwell	70,000	—	—	—	—	—	70,000
Gil Crawford	70,000	—	—	—	—	—	70,000
Larry K. Harvey	75,000	—	—	—	—	—	75,000
Stan Lundine	60,000	—	—	—	—	—	60,000

Executive Compensation
We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards of any kind to them, during 2014, and we have no plans to do so for 2015. None of our executive officers received any options or stock directly from us prior to December 31, 2014, and we have no plans to do so for 2015. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.

SAI-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK
On October 30, 2015, there were 10,000,100 shares of our common stock outstanding. The following table sets forth, as of October 30, 2015 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Beneficial owners of more than 5%:
Morgan Stanley(2) Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	570,576	5.7%
Executive officers and directors:
Malon Wilkus	21,500	*
Mark Pelletier	33,000	*
John R. Erickson	10,750	*
Samuel A. Flax	2,000	*
Michael Cerullo	6,750	*
Dana Dratch	5,000	*
Phyllis R. Caldwell	3,750	*
Gil Crawford	9,000	*
Larry K. Harvey	6,723	*
Stan Lundine	—	—
All executive officers and directors as a group (10 persons)	98,473	*

*	Less than one percent.

(1)
The address of each of the executive officers and directors listed above is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, except for Messrs. Pelletier, Cerullo and Dratch whose address is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

(2)
This information is based on a Schedule 13G filed with the SEC on February 17, 2015 by Morgan Stanley (“Morgan Stanley”), as a parent holding company or control person, and Morgan Stanley Smith Barney LLC (“MS Smith Barney”), as a broker or dealer. Morgan Stanley is the beneficial owner of 570,576 shares and has the shared power to dispose of or direct the disposition of 565,076 of such shares, sole power to vote or direct the vote of 543,658 of such shares, and shared power to vote or direct the vote of 5,500 of such shares. MS Smith Barney is the beneficial owner of 561,703 shares and has the shared power to dispose of or direct the disposition of 556,203 of such shares, sole power to vote or direct the vote of 534,785 of such shares, and shared power to vote or direct the vote of 5,500 of such shares.

SAI-4

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors and members of our Manager’s senior investment team. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities in American Capital Senior Floating, Ltd. (1)
Interested Directors:
Malon Wilkus	Over $100,000
Stan Lundine	None
Independent Directors:
Phyllis R. Caldwell	$10,001-$50,000
Gil Crawford	$50,001-$100,000
Larry K. Harvey	$50,001-$100,000
Portfolio Managers:
Mark Pelletier	$100,001–$500,000
Michael Cerullo	$50,001–$100,000
Dana Dratch	$50,001–$100,000
Juan Miguel Estela	$50,001–$100,000
Christian Toro	$100,001–$500,000
William Weiss	None
____________
(1)     Dollar ranges for directors are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000. Dollar ranges for portfolio managers are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000, or over $1,000,000.
The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of October 30, 2015, times the number of shares beneficially owned, in accordance with Rule 16a-1(a)(2) of the Exchange Act.

SAI-5

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Related Person Transaction Policies
We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers and directors, and any other person controlling or under common control with us (including American Capital), subject to certain exceptions.
Our Board of Directors has also adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.
Our Code of Ethics, which was reviewed and approved by our Board of Directors and provided to all of our directors and officers, our Manager and the persons who provide services to us pursuant to the administrative services agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of ACSF. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by our Board of Directors or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with our Secretary with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit and Compliance Committee. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our financial executives) on our web site www.ACSF.com.
Related Person Transactions
We have entered into a management agreement with our Manager with a current renewal term through January 15, 2017. Unless terminated earlier, the management agreement will automatically renew following the expiration of its then current term for a one year period if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “Interested Persons,” as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager. As of the date of this SAI, no such termination notice has been given.

We pay our Manager a base management fee payable quarterly in arrears. The management fee is calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement.
We have also agreed to reimburse our Manager and its affiliates for certain expenses related to operations incurred on our behalf, excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement described below. For the 24 months after the date of our IPO, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. Operating expenses subject to this reimbursement include both (i) our operating expenses reimbursed to our Manager and its affiliates for the expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes, and accrued costs and fees related to actual, pending, or threatened litigation, each as determined under GAAP for

SAI-6

the most recently completed fiscal quarter. As a result of this operating expense limit, any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our other expenses do not exceed the limit described above. In October 2015, our Manager agreed to extend the 0.75% cap on other operating expenses until the date of our 2016 Annual Meeting of Stockholders, at which time we expect to submit to a vote of stockholders an amendment and restatement of the management agreement which would (i) extend the expense cap through December 31, 2020, (ii) subject to the expense cap, provide for reimbursement by us to our Manager for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us and (iii) make certain other immaterial changes.  Following the expiration of the expense cap, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations.
We rely on our Manager to administer our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Because neither we nor our Manager have any employees or separate facilities, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager has access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allow our Manager to fulfill all of its responsibilities under the management agreement. However, we are not a party to, or a third party beneficiary under the administrative services agreement. In addition, neither the administrative services agreement nor the management agreement requires our Manager, the parent company of our Manager or American Capital to dedicate specific personnel to our operations nor requires any specific personnel of the parent company of our Manager or American Capital to dedicate a specific amount of time to our business. All of our officers are also officers of our Manager, the parent company of our Manager and/or American Capital.
Our wholly-owned consolidated special purpose financing vehicle, ACSF Funding I, LLC, has entered into an investment advisory agreement with our Manager to manage its assets. No additional compensation is payable to our Manager under such agreement.
On October 15, 2013, we entered into a $200 million revolving credit facility (the “ACAM Facility”) provided by American Capital Asset Management, LLC, the indirect parent company of our Manager and our sole stockholder prior to our IPO. Under the ACAM Facility, we were able to draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bore interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bore interest at a fixed rate of 7.25% per annum. Upon the closing of our IPO in January 2014, we repaid the ACAM Facility in full in the amount of $194.7 million, plus accrued interest in the amount of $1.5 million, and terminated the ACAM Facility.
We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement by Deutsche Bank Trust Company Americas. The principal business address of Deutsche Bank Trust Company Americas is 1761 East St. Andrew Place, Santa Ana, CA 92705-4934. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. is our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business. Subject to policies established by our Board of Directors, our Manager is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally seeks reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to our Manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

SAI-7

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.
From our inception through the date of our IPO, we were a taxable corporation under Subchapter C of the Code (“C corporation”), subject to federal and state income taxes on our taxable ordinary income and capital gains. Prior to our IPO, we were a wholly-owned subsidiary of ACAM, which is wholly-owned by American Capital. As such, we were required to be consolidated in American Capital’s federal consolidated tax group, which has a September 30 tax year end. We had a tax sharing agreement with American Capital and other members of the consolidated tax group, under which such members bore their full share of their individual tax obligation and members were compensated for their losses and other tax benefits that were able to be used by other members of the consolidated tax group based on their pro forma stand-alone federal income tax return. We recognized $1.1 million of federal and state tax expense related to our operations prior to the IPO.
We intend to elect to be taxed as a RIC under Subchapter M of the Code beginning with the date of our IPO through our tax fiscal year end of December 31 and for subsequent years. As part of our election to be taxed as a RIC, we intend to make a “deemed sale election” whereby we will treat our net unrealized gains (“net built-in gain”) on the date of our IPO as recognized for tax purposes in our final pre-IPO C corporation federal tax return. The federal tax sharing payment that we owed to American Capital attributed to our net built-in gain was $0.6 million. American Capital waived this payment which was then treated as a deemed capital contribution to us.
Excluding the deemed sale election, there were no significant tax consequences arising from the conversion to a RIC from a C corporation in connection with our IPO.

SAI-8

AMERICAN CAPITAL SENIOR FLOATING, LTD.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2015 (unaudited)	December 31, 2014
Assets:
Investments, fair value (cost of $277,680 and $282,133, respectively)	$272,191	$276,370
Cash and cash equivalents	2,458	1,757
Receivable for investments sold	3,812	2,983
Deferred financing costs	184	378
Interest receivable	560	704
Prepaid expenses and other assets	244	121
Receivable from affiliate (see note 3)	227	164
Total assets	$279,676	$282,477
Liabilities:
Secured revolving credit facility payable (see note 7)	$123,800	$130,000
Payable for investments purchased	8,400	4,226
Dividends payable (see note 10)	970	2,900
Management fee payable (see note 3)	563	577
Interest payable (see note 7)	76	80
Taxes payable (see note 8)	140	80
Payable to affiliate (see note 4)	183	212
Other liabilities and accrued expenses	180	167
Total liabilities	134,312	138,242
Commitments and contingencies (see note 11)
Net Assets:
Common stock, par value $0.01 per share; 10,000,100 and 10,000,100 issued and outstanding, respectively; 300,000,000 and 300,000,000 authorized, respectively	100	100
Paid-in capital in excess of par	151,131	151,131
Undistributed net investment income	603	133
Accumulated net realized loss from investments	(981)	(1,366)
Net unrealized depreciation on investments	(5,489)	(5,763)
Total net assets	145,364	144,235
Total liabilities and net assets	$279,676	$282,477
Net asset value per share outstanding	$14.54	$14.42

See notes to the consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Investment income:
Interest	$4,880	$4,590	$9,621	$8,387
Total investment income	4,880	4,590	9,621	8,387
Expenses:
Interest and commitment fee (see note 7)	661	683	1,319	1,675
Management fee (see note 3)	563	574	1,141	1,000
Insurance	115	135	233	243
Amortization of deferred financing costs	97	98	194	194
Other general and administrative expenses	394	407	799	866
Total expenses	1,830	1,897	3,686	3,978
Reimbursement for expense cap (see note 3)	(227)	(264)	(472)	(554)
Net expenses	1,603	1,633	3,214	3,424
Net investment income before taxes	3,277	2,957	6,407	4,963
Income tax provision (see note 8)	(57)	(30)	(127)	(109)
Net investment income	3,220	2,927	6,280	4,854
Net realized and unrealized (loss) / gain on investments:
Net realized gain on investments	78	115	385	264
Net unrealized (depreciation) / appreciation on investments	(150)	(193)	274	51
Income tax benefit / (provision)	11	—	11	(200)
Net realized and unrealized (loss) / gain on investments	(61)	(78)	670	115
Net increase in net assets resulting from operations ("Earnings")	$3,159	$2,849	$6,950	$4,969

Net investment income per share	$0.32	$0.29	$0.63	$0.49
Earnings per share (see note 5)	$0.32	$0.28	$0.70	$0.50
Dividend declared per share	$0.29	$0.28	$0.58	$0.46
Weighted average shares outstanding (1)	10,000	10,000	10,000	10,000

(1)	Assumes the issuance of 10,000 shares of common stock on January 1, 2014 that were issued in connection with the IPO, which closed on January 22, 2014.

See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited, in thousands)

	Six Months Ended June 30,
	2015	2014
Increase in net assets resulting from operations:
Net investment income	$6,280	$4,854
Net realized gain	385	52
Net unrealized appreciation on investments	285	63
Net increase in net assets resulting from operations	6,950	4,969

Dividends to common stockholders:
From net investment income	(5,810)	(4,600)

Capital transactions:
Proceeds from public offering	—	150,000
Offering costs	—	(770)
Contribution/(distribution) for taxes waived	(11)	574
Net (decrease) / increase in net assets from capital transactions	(11)	149,804
Net increase in net assets	1,129	150,173

Net assets:
Beginning of period	144,235	1,016
End of period	$145,364	$151,189

Undistributed net investment income included in net assets at end of period	$603	$500

Capital share activity:
Shares issued in public offering	—	10,000

See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Six Months Ended June 30,
	2015	2014
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,950	$4,969
Adjustments to reconcile net increase in net assets resulting from operations:
Net realized gain on investments	(385)	(264)
Net unrealized appreciation on investments	(274)	(51)
Accretion of CLO interest income	(3,582)	(2,578)
Net amortization of (discount) / premium on loans	(24)	8
Amortization of deferred financing costs	194	194
Purchase of investments	(75,084)	(148,423)
Proceeds from disposition of investments	83,528	63,340
(Increase) decrease in receivable for investments sold	(829)	5,389
Increase (decrease) in payable for investments purchased	4,174	(10,606)
Increase in receivable from affiliate	(63)	(264)
Decrease (increase) in interest receivable	144	(326)
(Increase) decrease in prepaid expenses and other assets	(123)	98
Decrease in interest payable	(4)	(871)
Increase in other liabilities and accrued expenses	13	57
Decrease in payable to affiliate	(29)	(48)
(Decrease) increase in management fee payable	(14)	574
Increase (decrease) in taxes payable	49	(199)
Net cash provided by (used in) operating activities	14,641	(89,001)
Cash Flows from Financing Activities:
Proceeds from the issuance of common stock	—	150,000
Offering costs from the issuance of common stock	—	(770)
Dividends paid	(7,740)	(1,800)
Proceeds from debt	55,800	149,900
Payments on debt	(62,000)	(216,648)
Deferred financing costs paid	—	(297)
Net cash (used in) provided by financing activities	(13,940)	80,385
Net increase (decrease) in cash and cash equivalents	701	(8,616)
Cash and cash equivalents at beginning of period	1,757	12,493
Cash and cash equivalents at end of period	$2,458	$3,877
Supplemental disclosure of cash flow information:
Cash paid for interest and commitment fees	$1,323	$2,545
Cash paid for income taxes	$67	$517
Dividends declared and payable during the period	5,810	4,600
Supplemental disclosure of non-cash financing activity:
Contribution (distribution) for taxes waived	$(11)	$574

See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
Non-Control/Non-Affiliate Investments
First Lien Floating Rate Loans — 131.0% of Net Assets
24 Hour Fitness Worldwide, Inc. (5)	05/28/21	4.75%	L+3.75	1.00%	Hotels, Restaurants & Leisure	$1,982	$1,976	$1,888
Accellent Inc. (5)	03/12/21	4.50%	L+3.50	1.00%	Health Care Equipment & Supplies	1,975	1,975	1,967
Acosta Holdco, Inc. (5)	09/26/21	4.25%	L+3.25	1.00%	Media	2,487	2,447	2,483
ADMI Corp. (5), (8)	04/29/22	5.50%	L+4.50	1.00%	Health Care Providers & Services	550	549	553
Aegis Toxicology Sciences Corporation (5)	02/24/21	5.50%	L+4.50	1.00%	Health Care Providers & Services	1,650	1,641	1,592
Air Medical Group Holdings, Inc. (5)	04/28/22	4.50%	L+3.50	1.00%	Health Care Providers & Services	2,000	2,005	1,989
Albertson's LLC (5)	03/21/19	5.38%	L+4.38	1.00%	Food & Staples Retailing	997	993	1,003
Alliant Holdings I, LLC (5)	12/20/19	5.00%	L+4.00	1.00%	Insurance	1,742	1,726	1,748
American Tire Distributors, Inc. (5)	09/01/21	5.25%	L+4.25	1.00%	Distributors	1,486	1,479	1,502
Amneal Pharmaceuticals LLC (5)	11/01/19	4.50%	L+3.50	1.00%	Pharmaceuticals	997	997	1,001
AmWINS Group, LLC (5)	09/06/19	5.25%	L+4.25	1.00%	Insurance	2,949	2,963	2,980
Anchor Glass Container Corporation (5), (8), (9)	06/24/22	4.50%	L+3.50	1.00%	Containers & Packaging	1,000	995	1,002
Aquilex LLC (5)	12/31/20	5.00%	L+4.00	1.00%	Commercial Services & Supplies	973	971	963
ARG IH Corporation (5)	11/15/20	4.75%	L+3.75	1.00%	Hotels, Restaurants & Leisure	2,469	2,478	2,481
Ascend Learning, LLC (5)	07/31/19	5.50%	L+4.50	1.00%	Diversified Consumer Services	591	589	594
Ascensus, Inc. (5)	12/02/19	5.00%	L+4.00	1.00%	Commercial Services & Supplies	938	935	941
Asurion, LLC (5)	05/24/19	5.00%	L+3.75	1.25%	Commercial Services & Supplies	1,955	1,956	1,962
BJ's Wholesale Club, Inc. (5)	09/26/19	4.50%	L+3.50	1.00%	Food & Staples Retailing	1,479	1,480	1,480
Blackboard Inc. (5)	10/04/18	4.75%	L+3.75	1.00%	Software	2,448	2,448	2,442
Blue Coat Holdings, Inc. (5)	05/20/22	4.50%	L+3.50	1.00%	Communications Equipment	2,000	2,001	1,999
BWay Intermediate Company, Inc. (5)	08/14/20	5.50%	L+4.50	1.00%	Containers & Packaging	2,970	2,945	2,979
Calceus Acquisition, Inc. (5)	01/31/20	5.00%	L+4.00	1.00%	Textiles, Apparel & Luxury Goods	2,349	2,358	2,265
Camp International Holding Company (5)	05/31/19	4.75%	L+3.75	1.00%	Transportation Infrastructure	1,970	1,994	1,976
Carecore National, LLC (5)	03/05/21	5.50%	L+4.50	1.00%	Health Care Providers & Services	2,057	2,057	2,068
CCM Merger Inc. (5)	08/06/21	4.50%	L+3.50	1.00%	Hotels, Restaurants & Leisure	916	910	920
CDRH Parent, Inc. (5)	07/01/21	5.25%	L+4.25	1.00%	Health Care Providers & Services	990	986	989
Checkout Holding Corp. (5)	04/09/21	4.50%	L+3.50	1.00%	Media	2,475	2,473	2,197
CityCenter Holdings, LLC (5)	10/16/20	4.25%	L+3.25	1.00%	Hotels, Restaurants & Leisure	1,819	1,829	1,824
Compuware Corporation (5)	12/15/21	6.25%	L+5.25	1.00%	Software	2,987	2,915	2,925

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 131.0% of Net Assets
Concentra Inc. (5)	6/1/22	4.00%	L+3.00	1.00%	Health Care Providers & Services	$909	$907	$909
Connolly, LLC (5)	5/14/21	4.50%	L+3.50	1.00%	Professional Services	1,116	1,107	1,121
CPG International Inc. (5)	9/30/20	4.75%	L+3.75	1.00%	Building Products	1,948	1,948	1,937
CPI Buyer, LLC (5)	8/16/21	5.50%	L+4.50	1.00%	Trading Companies & Distributors	992	979	993
CT Technologies Intermediate Holdings, Inc. (5), (8)	12/1/21	5.25%	L+4.25	1.00%	Health Care Technology	500	497	503
DAE Aviation Holdings, Inc. (5)	11/2/18	6.25%	P+3.00	1.00%	Aerospace & Defense	1,223	1,234	1,226
Dell International LLC (5), (8)	4/29/20	4.00%	L+3.25	0.75%	Technology Hardware, Storage & Peripherals	2,500	2,509	2,504
Deltek, Inc. (5)	6/25/22	5.00%	L+4.00	1.00%	Software	2,940	2,933	2,947
Dole Food Company, Inc. (5)	11/1/18	4.50%	L+3.50	1.00%	Food Products	2,556	2,551	2,563
Dollar Tree, Inc. (3) , (5)	3/9/22	3.50%	L+2.75	0.75%	Multiline Retail	418	416	418
Duff & Phelps Corporation (5)	4/23/20	4.50%	L+3.50	1.00%	Capital Markets	3,439	3,440	3,444
DynCorp International Inc. (5)	7/7/16	6.25%	L+4.50	1.75%	Aerospace & Defense	2,189	2,194	2,138
Electrical Components International, Inc. (5)	5/28/21	5.75%	L+4.75	1.00%	Electrical Equipment	1,980	1,985	1,996
Emerald Expositions Holding, Inc. (5)	6/17/20	4.75%	L+3.75	1.00%	Media	2,637	2,658	2,638
Epicor Software Corporation (5)	6/1/22	4.75%	L+3.75	1.00%	Software	1,000	997	999
eResearchTechnology, Inc. (5)	5/8/22	5.50%	L+4.50	1.00%	Life Sciences Tools & Services	1,000	995	998
Evergreen Acqco 1 LP (5)	7/9/19	5.00%	L+3.75	1.25%	Multiline Retail	629	631	590
EWT Holdings III Corp. (5)	1/15/21	4.75%	L+3.75	1.00%	Machinery	985	981	984
Expro Finservices S.à r.l. (3), (5)	9/2/21	5.75%	L+4.75	1.00%	Energy Equipment & Services	1,985	1,958	1,762
Fairmount Minerals, Ltd. (5)	9/5/19	4.50%	L+3.50	1.00%	Metals & Mining	2,947	2,961	2,803
Filtration Group Corporation (5)	11/20/20	4.25%	L+3.25	1.00%	Industrial Conglomerates	1,000	1,000	1,002
Fitness International, LLC (5)	7/1/20	5.50%	L+4.50	1.00%	Hotels, Restaurants & Leisure	1,295	1,284	1,247
Gates Global LLC (5), (8)	7/6/21	4.25%	L+3.25	1.00%	Machinery	1,496	1,494	1,476
Generic Drug Holdings, Inc. (5)	8/16/20	5.00%	L+4.00	1.00%	Pharmaceuticals	1,484	1,477	1,487
Global Tel*Link Corporation (5)	5/23/20	5.00%	L+3.75	1.25%	Diversified Telecommunication Services	1,694	1,668	1,660
HGIM Corp. (5)	6/18/20	5.50%	L+4.50	1.00%	Marine	1,474	1,478	1,196
Hyland Software, Inc. (5)	2/19/21	4.75%	L+3.75	1.00%	Software	2,345	2,335	2,354
Hyland Software, Inc. (5), (8), (9)	6/10/22	4.75%	L+3.75	1.00%	Software	149	148	149
Immucor, Inc. (5)	8/19/18	5.00%	L+3.75	1.25%	Health Care Equipment & Supplies	990	997	995
Indra Holdings Corp. (5)	5/1/21	5.25%	L+4.25	1.00%	Textiles, Apparel & Luxury Goods	1,237	1,227	1,200
Informatica Corporation (5), (8)	6/3/22	4.50%	L+3.50	1.00%	Software	2,000	1,995	1,999
Information Resources, Inc. (5)	9/30/20	4.75%	L+3.75	1.00%	Professional Services	1,965	1,976	1,978
Inmar, Inc. (5)	1/27/21	4.25%	L+3.25	1.00%	Commercial Services & Supplies	1,980	1,964	1,960
Interactive Data Corporation (5)	5/2/21	4.75%	L+3.75	1.00%	Media	1,980	1,999	1,989

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 131.0% of Net Assets
Ion Media Networks, Inc. (5)	12/18/20	4.75%	L+3.75	1.00%	Media	$1,975	$1,986	$1,983
IPC Corp. (5)	8/6/21	5.50%	L+4.50	1.00%	Software	1,496	1,489	1,491
J.C. Penney Corporation, Inc. (3), (5)	6/20/19	5.00%	L+4.00	1.00%	Multiline Retail	1,489	1,486	1,489
Jazz Acquisition, Inc. (5)	6/19/21	4.50%	L+3.50	1.00%	Aerospace & Defense	1,981	1,985	1,970
Key Safety Systems, Inc. (5)	8/29/21	4.75%	L+3.75	1.00%	Auto Components	1,489	1,482	1,497
La Frontera Generation, LLC (5)	9/30/20	4.50%	L+3.50	1.00%	Independent Power & Renewable Electricity Producers	1,829	1,839	1,818
Landmark Aviation FBO Canada, Inc. (3), (5)	10/25/19	4.75%	L+3.75	1.00%	Aerospace & Defense	76	76	75
Landslide Holdings, Inc. (5)	2/25/20	5.00%	L+4.00	1.00%	Software	986	982	986
Learning Care Group (US) No. 2 Inc. (5)	5/5/21	5.00%	L+4.00	1.00%	Diversified Consumer Services	1,021	1,021	1,026
Leonardo Acquisition Corp. (5)	1/29/21	4.25%	L+3.25	1.00%	Internet & Catalog Retail	2,940	2,950	2,937
Life Time Fitness, Inc. (5), (8)	6/10/22	4.25%	L+3.25	1.00%	Hotels, Restaurants & Leisure	500	497	497
LM U.S. Member LLC (5)	10/25/19	4.75%	L+3.75	1.00%	Aerospace & Defense	1,904	1,913	1,895
Millennium Health, LLC (5)	4/16/21	5.25%	L+4.25	1.00%	Health Care Providers & Services	947	939	397
Mitchell International, Inc. (5)	10/13/20	4.50%	L+3.50	1.00%	Software	2,915	2,928	2,916
Moneygram International, Inc. (3), (5)	3/27/20	4.25%	L+3.25	1.00%	IT Services	605	571	578
National Financial Partners Corp. (5)	7/1/20	4.50%	L+3.50	1.00%	Insurance	2,479	2,493	2,478
New Albertson's, Inc. (5)	6/27/21	4.75%	L+3.75	1.00%	Food & Staples Retailing	997	1,002	1,001
Onex Carestream Finance LP (5)	6/7/19	5.00%	L+4.00	1.00%	Health Care Equipment & Supplies	1,756	1,762	1,757
Opal Acquisition, Inc. (5)	11/27/20	5.00%	L+4.00	1.00%	Health Care Providers & Services	2,946	2,927	2,905
Ortho-Clinical Diagnostics S.A. (3), (5)	6/30/21	4.75%	L+3.75	1.00%	Health Care Providers & Services	1,980	1,978	1,945
P2 Lower Acquisition, LLC (5)	10/22/20	5.50%	L+4.50	1.00%	Health Care Providers & Services	2,014	2,008	2,021
Par Pharmaceutical Companies, Inc. (5), (8)	9/30/19	4.00%	L+3.00	1.00%	Pharmaceuticals	995	992	996
Peabody Energy Corporation (3), (5), (8)	9/24/20	4.25%	L+3.25	1.00%	Oil, Gas & Consumable Fuels	995	899	839
PetSmart, Inc. (5)	3/11/22	4.25%	L+3.25	1.00%	Specialty Retail	1,000	995	999
Pharmedium Healthcare Corporation (5)	1/28/21	4.25%	L+3.25	1.00%	Pharmaceuticals	2,358	2,369	2,344
Phillips-Medisize Corporation (5)	6/16/21	4.75%	L+3.75	1.00%	Health Care Equipment & Supplies	1,214	1,213	1,218
Presidio, Inc. (5)	2/2/22	5.25%	L+4.25	1.00%	IT Services	1,347	1,347	1,352
Quikrete Holdings, Inc. (5)	9/28/20	4.00%	L+3.00	1.00%	Constructions Materials	2,836	2,847	2,841
RCHP, Inc. (5)	4/23/19	5.25%	L+4.25	1.00%	Health Care Providers & Services	1,980	1,965	1,975
Renaissance Learning, Inc. (5)	4/9/21	4.50%	L+3.50	1.00%	Software	1,975	1,974	1,954
RGIS Services, LLC (5)	10/18/17	5.50%	L+4.25	1.25%	Commercial Services & Supplies	2,947	2,935	2,753
Riverbed Technology, Inc. (5)	4/24/22	6.00%	L+5.00	1.00%	Communications Equipment	997	993	1,009
Scientific Games International, Inc. (3), (5)	10/1/21	6.00%	L+5.00	1.00%	Hotels, Restaurants & Leisure	993	984	993
Sears Roebuck Acceptance Corp. (3), (5)	6/30/18	5.50%	L+4.50	1.00%	Multiline Retail	992	978	981

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 131.0% of Net Assets
Securus Technologies Holdings, Inc. (5)	4/30/20	4.75%	L+3.50	1.25%	Diversified Telecommunication Services	$1,895	$1,871	$1,849
Spin Holdco Inc. (5)	11/14/19	4.25%	L+3.25	1.00%	Diversified Consumer Services	2,955	2,956	2,950
Standard Aero Limited (3), (5)	11/2/18	6.25%	P+3.00	1.00%	Aerospace & Defense	553	558	554
Sterigenics-Nordion Holdings, LLC (5)	5/15/22	4.25%	L+3.25	1.00%	Life Sciences Tools & Services	1,091	1,088	1,091
STS Operating, Inc. (5)	2/12/21	4.75%	L+3.75	1.00%	Trading Companies & Distributors	1,975	1,986	1,975
Surgery Center Holdings, Inc. (5)	11/3/20	5.25%	L+4.25	1.00%	Health Care Providers & Services	1,990	1,981	1,994
Syniverse Holdings, Inc. (5)	4/23/19	4.00%	L+3.00	1.00%	Wireless Telecommunication Services	1,500	1,464	1,419
Thermasys Corp. (5)	5/3/19	5.25%	L+4.00	1.25%	Machinery	709	710	709
TPF II LC, LLC (5)	10/2/21	5.51%	L+4.50	1.00%	Independent Power & Renewable Electricity Producers	995	988	1,005
Trans Union LLC (5)	4/9/21	3.75%	L+3.00	0.75%	Professional Services	997	995	991
Travelport Finance (Luxembourg) S.à r.l. (3), (5)	9/2/21	5.75%	L+4.75	1.00%	Internet Software & Services	1,990	1,968	1,997
Turbocombustor Technology, Inc. (5)	12/2/20	5.50%	L+4.50	1.00%	Aerospace & Defense	3,447	3,421	3,422
Tyche Holdings, LLC (5)	11/12/21	4.75%	L+3.75	1.00%	IT Services	1,841	1,835	1,841
Univision Communications Inc. (5)	3/1/20	4.00%	L+3.00	1.00%	Media	1,496	1,497	1,486
USI, Inc. (5)	12/27/19	4.25%	L+3.25	1.00%	Insurance	1,965	1,980	1,967
USIC Holdings, Inc. (5)	7/10/20	4.00%	L+3.00	1.00%	Construction & Engineering	1,463	1,468	1,459
William Morris Endeavor Entertainment, LLC (5)	5/6/21	5.25%	L+4.25	1.00%	Media	1,975	1,973	1,975
WP CPP Holdings, LLC (5)	12/28/19	4.50%	L+3.50	1.00%	Aerospace & Defense	2,947	2,942	2,949
Total First Lien Floating Rate Loans						$192,921	$192,480	$190,427
Second Lien Floating Rate Loans — 19.2% of Net Assets
Accellent Inc. (5)	3/11/22	7.50%	L+6.50	1.00%	Health Care Equipment & Supplies	$1,500	$1,497	$1,441
Advantage Sales & Marketing Inc. (5)	7/25/22	7.50%	L+6.50	1.00%	Professional Services	1,000	993	1,008
Ameriforge Group Inc. (6)	12/21/20	8.75%	L+7.50	1.25%	Energy Equipment & Services	500	500	420
Applied Systems, Inc.	1/24/22	7.50%	L+6.50	1.00%	Software	980	974	985
Asurion, LLC (5)	3/3/21	8.50%	L+7.50	1.00%	Commercial Services & Supplies	1,000	988	1,018
Camp International Holding Company	11/29/19	8.25%	L+7.25	1.00%	Transportation Infrastructure	1,000	1,000	1,005
Checkout Holding Corp. (5)	4/11/22	7.75%	L+6.75	1.00%	Media	1,000	1,003	743
Connolly, LLC (5)	5/13/22	8.00%	L+7.00	1.00%	Professional Services	1,250	1,239	1,258
Del Monte Foods, Inc. (3), (5)	8/18/21	8.25%	L+7.25	1.00%	Food Products	1,500	1,499	1,366
Drew Marine Group Inc.	5/19/21	8.00%	L+7.00	1.00%	Chemicals	1,000	998	990
EWT Holdings III Corp.	1/15/22	8.50%	L+7.50	1.00%	Machinery	1,000	996	987
Filtration Group Corporation (5)	11/22/21	8.25%	L+7.25	1.00%	Industrial Conglomerates	126	125	127
Jazz Acquisition, Inc. (5)	6/19/22	7.75%	L+6.75	1.00%	Aerospace & Defense	1,250	1,256	1,216
Jonah Energy LLC (5)	5/12/21	7.50%	L+6.50	1.00%	Oil, Gas & Consumable Fuels	500	494	477
Second Lien Floating Rate Loans (continued) — 19.2% of Net Assets

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
Landslide Holdings, Inc.	2/25/21	8.25%	L+7.25	1.00%	Software	$1,000	$994	$970
P2 Lower Acquisition, LLC	10/22/21	9.50%	L+8.50	1.00%	Health Care Providers & Services	500	498	500
Performance Food Group, Inc. (5)	11/14/19	6.25%	L+5.25	1.00%	Food & Staples Retailing	2,948	2,934	2,962
Prescrix, Inc. (3), (5)	5/2/22	8.00%	L+7.00	1.00%	Containers & Packaging	833	826	836
Ranpak Corp. (5)	10/3/22	8.25%	L+7.25	1.00%	Containers & Packaging	1,375	1,374	1,378
Road Infrastructure Investment, LLC (5)	9/30/21	7.75%	L+6.75	1.00%	Chemicals	2,000	2,008	1,898
Sedgwick Claims Management Services, Inc. (5)	2/28/22	6.75%	L+5.75	1.00%	Insurance	2,000	1,992	1,968
Solenis International, L.P. (5)	7/31/22	7.75%	L+6.75	1.00%	Chemicals	500	498	485
TWCC Holding Corp. (5)	6/26/20	7.00%	L+6.00	1.00%	Media	2,000	1,992	1,872
Tyche Holdings, LLC (5)	11/11/22	9.00%	L+8.00	1.00%	IT Services	1,500	1,501	1,509
WP CPP Holdings, LLC (5)	4/30/21	8.75%	L+7.75	1.00%	Aerospace & Defense	493	502	495
Total Second Lien Floating Rate Loans						$28,755	$28,681	$27,914
CLO Equity — 37.0% of Net Assets
Apidos CLO XIV, Income Notes (3), (4), (6)	4/15/25	15.74%				$5,900	$4,939	$4,996
Apidos CLO XVIII, Income Notes (3), (4), (6)	7/22/26	14.54%				2,500	2,045	2,021
Ares XXIX CLO Ltd., Subordinated Notes (3), (4), (6)	4/17/26	14.48%				4,750	4,145	3,985
Avery Point II CLO, Income Notes (3), (4), (6)	7/17/25	15.62%				3,200	2,550	2,384
Babson 2015-1, Income Notes (3), (4), (6)	4/20/27	16.67%				2,500	2,257	2,198
Blue Hill CLO, Ltd., Subordinated Notes (3), (4), (6)	1/15/26	13.33%				5,400	4,513	3,863
Blue Hill CLO, Ltd., Subordinated Fee Notes (3), (4), (6)	1/15/26	6.28%				99	84	82
Betony CLO, Ltd., Subordinated Notes (3), (4), (6)	4/15/27	16.37%				2,500	2,227	2,202
Cent CLO 18 Limited, Subordinated Notes (3), (4), (6)	7/23/25	16.31%				4,675	3,804	3,490
Cent CLO 19 Limited, Subordinated Notes (3), (4), (6)	10/29/25	12.90%				2,750	2,301	2,090
Dryden 30 Senior Loan Fund, Subordinated Notes (3), (4), (6)	11/15/25	17.66%				2,500	1,802	1,841
Dryden 31 Senior Loan Fund, Subordinated Notes (3), (4), (6)	4/18/26	11.00%				5,250	4,353	3,913
Galaxy XVI CLO, Ltd., Subordinated Notes (3), (4), (6)	11/17/25	11.55%				2,750	2,231	2,054
Halcyon Loan Advisors Funding 2014-1 Ltd, Subordinated Notes (3), (4), (6)	4/18/26	19.14%				3,750	3,235	3,222
Highbridge Loan Management 2013-2, Ltd., Subordinated Notes (3), (4), (6)	10/20/24	12.81%				1,000	792	824
Magnetite VIII, Limited, Subordinated Notes (3), (4), (6)	4/15/26	13.08%				3,000	2,731	2,630
Neuberger Berman CLO XV, Ltd., Subordinated Notes (3), (4), (6)	10/15/25	15.43%				3,410	2,603	2,578
Octagon Investment Partners XIV, Ltd., Income Notes (3), (4), (6)	1/15/24	15.49%				5,500	4,257	4,043
Octagon Investment Partners XX, Ltd., Subordinated Notes (3), (4), (6)	8/12/26	13.36%				2,500	2,244	2,177
THL Credit Wind River 2014-1 CLO Ltd., Subordinated Notes (3), (4), (6)	4/18/26	13.83%				4,000	3,406	3,257
Total CLO Equity						$67,934	$56,519	$53,850
Total Non-Control/Non-Affiliate Investments (7) — 187.2% of Net Assets						$289,610	$277,680	$272,191

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2015
(unaudited, in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
Liabilities in Excess of Other Assets — (87.2%) of Net Assets								(126,827)
Net Assets — 100.0%								$145,364

(1)
For each debt investment we have provided the weighted-average interest rate in effect as of June 30, 2015. For each CLO investment we have provided the accounting yield as of June 30, 2015 determined using the effective interest method that will be applied to the current amortized cost of the investment as adjusted for credit impairments, if any, in the following quarter.

(2)
Floating rate debt investments typically accrue interest at a predetermined spread relative to an index, typically the London Interbank Offered Rate (“LIBOR” or “L”) or the prime index rate ("PRIME" or “P”), and reset monthly, quarterly or semi-annually. These instruments may be subject to a LIBOR or PRIME rate floor.

(3)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2015, qualifying assets represented 76% of total assets.

(4)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(5)	Assets are held at ACSF Funding and are pledged as collateral for the Credit Facility.

(6)	Fair value was determined using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy.

(7)
Net estimated unrealized loss for federal income tax purposes is $(9,024) as of June 30, 2015 based on a tax cost of $281,215. Estimated aggregate gross unrealized loss for federal income tax purposes as of June 30, 2015 is $(9,592); estimated aggregate gross unrealized gain for federal income tax purposes as of June 30, 2015 is $568.

(8)	All or a portion of this position had not settled as of June 30, 2015.

(9)	Denotes a "when issued" security that was scheduled to close after June 30, 2015.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
Non-Control/Non-Affiliate Investments
First Lien Floating Rate Loans — 135.2% of Net Assets
24 Hour Fitness Worldwide, Inc. (6)	05/28/21	4.75%	L+3.75	1.00%	Hotels, Restaurants & Leisure	$2,178	$2,171	$2,095
Accellent Inc. (6)	03/12/21	4.50%	L+3.50	1.00%	Health Care Equipment & Supplies	1,985	1,985	1,947
Acosta Holdco, Inc. (6)	09/24/21	5.00%	L+4.00	1.00%	Media	2,500	2,482	2,504
Aegis Toxicology Sciences Corporation (6)	02/24/21	5.50%	L+4.50	1.00%	Health Care Providers & Services	1,658	1,648	1,662
Albertson's LLC (6)	08/25/21	4.50%	L+4.50	1.00%	Food & Staples Retailing	1,000	986	1,002
American Tire Distributors, Inc. (6)	06/01/18	5.75%	L+4.75	1.00%	Distributors	1,489	1,489	1,493
AmWINS Group, LLC (6)	09/06/19	5.25%	L+4.25	1.00%	Insurance	2,964	2,980	2,948
Aquilex LLC (6)	12/31/20	5.00%	L+4.00	1.00%	Commercial Services & Supplies	1,980	1,976	1,943
ARG IH Corporation (6)	11/16/20	4.75%	L+3.75	1.00%	Hotels, Restaurants & Leisure	2,475	2,485	2,472
Aristocrat Leisure Limited (3), (6)	10/20/21	4.75%	L+3.75	1.00%	Hotels, Restaurants & Leisure	1,500	1,485	1,478
Ascend Learning, LLC (6)	07/31/19	6.00%	L+5.00	1.00%	Diversified Consumer Services	596	593	593
Ascensus, Inc. (6)	12/02/19	5.00%	L+4.00	1.00%	Commercial Services & Supplies	990	986	986
Aspen Dental Management, Inc. (6)	10/06/16	7.00%	L+5.50	1.50%	Health Care Providers & Services	987	981	990
Asurion, LLC (6)	05/24/19	5.00%	L+3.75	1.25%	Commercial Services & Supplies	1,970	1,972	1,948
Atlantic Power Limited Partnership (3), (6)	02/24/21	4.75%	L+3.75	1.00%	Independent Power & Renewable Electricity Producers	821	818	810
BJ's Wholesale Club, Inc. (6)	09/26/19	4.50%	L+3.50	1.00%	Food & Staples Retailing	1,485	1,486	1,461
Blackboard Inc. (6)	10/04/18	4.75%	L+3.75	1.00%	Software	2,460	2,461	2,442
BWay Intermediate Company, Inc. (6)	08/14/20	5.55%	L+4.50	1.00%	Containers & Packaging	2,985	2,957	2,981
Calceus Acquisition, Inc. (6)	01/31/20	5.00%	L+4.00	1.00%	Textiles, Apparel & Luxury Goods	2,963	2,975	2,875
Camp International Holding Company (6)	05/31/19	4.75%	L+3.75	1.00%	Transportation Infrastructure	1,980	2,007	1,985
Caraustar Industries, Inc. (6)	05/01/19	7.50%	L+6.25	1.25%	Containers & Packaging	742	736	738
Carecore National, LLC (6)	03/05/21	5.50%	L+4.50	1.00%	Health Care Providers & Services	2,068	2,067	2,050
CCM Merger Inc. (6)	08/06/21	4.50%	L+3.50	1.00%	Hotels, Restaurants & Leisure	977	970	967
CDRH Parent, Inc. (6)	07/01/21	5.25%	L+4.25	1.00%	Health Care Providers & Services	1,496	1,500	1,478
Checkout Holding Corp. (6)	04/09/21	4.50%	L+3.50	1.00%	Media	2,488	2,486	2,379
Citadel Plastics Holdings, Inc. (6), (7)	11/05/20	5.25%	L+4.25	1.00%	Chemicals	750	743	744
CityCenter Holdings, LLC (6)	10/16/20	4.25%	L+3.25	1.00%	Hotels, Restaurants & Leisure	1,819	1,830	1,807
Connolly, LLC (6)	05/14/21	5.00%	L+4.00	1.00%	Professional Services	1,493	1,479	1,482
CPG International Inc. (6)	09/30/20	4.75%	L+3.75	1.00%	Building Products	2,958	2,959	2,921
CPI Buyer, LLC (6)	08/16/21	5.50%	L+4.50	1.00%	Trading Companies & Distributors	998	983	983
DAE Aviation Holdings, Inc. (6)	11/02/18	5.00%	L+4.00	1.00%	Aerospace & Defense	1,362	1,376	1,362

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of Net Assets
Deltek, Inc. (6)	10/10/18	4.50%	L+3.50	1.00%	Software	$2,962	$2,971	$2,934
Dole Food Company, Inc. (6)	11/01/18	4.50%	L+3.50	1.00%	Food Products	3,637	3,630	3,603
DPX Holdings B.V. (3), (6)	03/11/21	4.25%	L+3.25	1.00%	Life Sciences Tools & Services	1,990	1,986	1,937
DTZ U.S. Borrower, LLC (3), (5), (6)	11/04/21	5.50%	L+4.50	1.00%	Real Estate Management & Development	1,250	1,231	1,250
Duff & Phelps Corporation (6)	04/23/20	4.50%	L+3.50	1.00%	Capital Markets	3,456	3,458	3,424
DynCorp International Inc. (6)	07/07/16	6.25%	L+4.50	1.75%	Aerospace & Defense	2,189	2,196	2,186
Electrical Components International, Inc. (6)	05/28/21	5.75%	L+4.75	1.00%	Electrical Equipment	1,990	1,995	1,994
Emerald Expositions Holding, Inc. (6)	06/17/20	4.75%	L+3.75	1.00%	Media	2,748	2,771	2,702
Evergreen Acqco 1 LP (6)	07/09/19	5.00%	L+3.75	1.25%	Multiline Retail	1,995	2,002	1,935
EWT Holdings III Corp. (6)	01/15/21	4.75%	L+3.75	1.00%	Machinery	990	986	974
Exgen Renewables I, LLC (6)	02/06/21	5.25%	L+4.25	1.00%	Independent Power & Renewable Electricity Producers	1,408	1,413	1,415
Expro Finservices S.à r.l. (3), (6)	09/02/21	5.75%	L+4.75	1.00%	Energy Equipment & Services	1,995	1,966	1,646
Fairmount Minerals, Ltd. (6)	09/05/19	4.50%	L+3.50	1.00%	Metals & Mining	2,963	2,978	2,701
Fitness International, LLC (6)	07/01/20	5.50%	L+4.50	1.00%	Hotels, Restaurants & Leisure	1,301	1,289	1,249
Global Tel*Link Corporation (6)	05/22/20	5.00%	L+3.75	1.25%	Diversified Telecommunication Services	1,704	1,675	1,691
Great Wolf Resorts, Inc. (6)	08/06/20	5.75%	L+4.75	1.00%	Hotels, Restaurants & Leisure	2,962	2,969	2,946
Greeneden U.S. Holdings II, LLC (6)	11/13/20	4.50%	L+3.50	1.00%	Software	1,980	1,971	1,965
HGIM Corp. (6)	06/18/20	5.50%	L+4.50	1.00%	Marine	1,481	1,486	1,204
Hyland Software, Inc. (6)	02/19/21	4.75%	L+3.75	1.00%	Software	1,355	1,349	1,346
Ikaria, Inc. (6)	02/12/21	5.00%	L+4.00	1.00%	Health Care Providers & Services	2,504	2,509	2,498
Immucor, Inc. (6)	08/17/18	5.00%	L+3.75	1.25%	Health Care Equipment & Supplies	995	1,003	985
Indra Holdings Corp. (6)	04/30/21	5.25%	L+4.25	1.00%	Textiles, Apparel & Luxury Goods	1,244	1,232	1,231
Information Resources, Inc. (6)	09/30/20	4.75%	L+3.75	1.00%	Professional Services	1,975	1,988	1,970
Inmar, Inc. (6)	01/27/21	4.25%	L+3.25	1.00%	Commercial Services & Supplies	1,990	1,973	1,938
Interactive Data Corporation (6)	04/30/21	4.75%	L+3.75	1.00%	Media	1,990	2,011	1,981
Ion Media Networks, Inc. (6)	12/18/20	4.75%	L+3.75	1.00%	Media	1,985	1,997	1,965
J.C. Penney Corporation, Inc. (3), (6)	06/20/19	5.00%	L+4.00	1.00%	Multiline Retail	1,496	1,493	1,442
Jazz Acquisition, Inc. (6)	06/18/21	4.50%	L+3.50	1.00%	Aerospace & Defense	1,990	1,995	1,975
Key Safety Systems, Inc. (6)	08/27/21	4.75%	L+3.75	1.00%	Auto Components	1,496	1,489	1,489
La Frontera Generation, LLC (6)	09/30/20	4.50%	L+3.50	1.00%	Independent Power & Renewable Electricity Producers	1,839	1,850	1,817
Landmark Aviation FBO Canada, Inc.(3), (5), (6)	10/25/19	4.75%	L+3.75	1.00%	Aerospace & Defense	76	76	75
Landslide Holdings, Inc. (6)	02/25/20	5.00%	L+4.00	1.00%	Software	993	988	978
Learning Care Group (US) No. 2 Inc. (6)	05/05/21	5.50%	L+4.50	1.00%	Diversified Consumer Services	1,026	1,022	1,018
Leonardo Acquisition Corp. (6)	01/29/21	4.25%	L+3.25	1.00%	Internet & Catalog Retail	2,978	2,989	2,901
LM U.S. Member LLC (5), (6)	10/25/19	4.75%	L+3.75	1.00%	Aerospace & Defense	1,914	1,923	1,900

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of net assets
Millennium Health, LLC (6)	04/16/21	5.25%	L+4.25	1.00%	Health Care Providers & Services	$1,197	$1,186	$1,194
Mitchell International, Inc. (6)	10/13/20	4.50%	L+3.50	1.00%	Software	2,977	2,992	2,943
Murray Energy Corporation (6)	12/05/19	5.25%	L+4.25	1.00%	Oil, Gas & Consumable Fuels	2,977	2,965	2,875
National Financial Partners Corp. (6)	07/01/20	4.50%	L+3.50	1.00%	Insurance	2,491	2,508	2,473
Onex Carestream Finance LP (6)	06/07/19	5.00%	L+4.00	1.00%	Health Care Equipment & Supplies	1,858	1,865	1,854
Opal Acquisition, Inc. (6)	11/27/20	5.00%	L+4.00	1.00%	Health Care Providers & Services	2,970	2,949	2,948
Ortho-Clinical Diagnostics S.A. (3), (6)	06/30/21	4.75%	L+3.75	1.00%	Health Care Providers & Services	1,990	1,987	1,962
OSG Bulk Ships, Inc. (3), (6)	08/05/19	5.25%	L+4.25	1.00%	Oil, Gas & Consumable Fuels	1,492	1,479	1,459
OSG International, Inc. (3), (6)	08/05/19	5.75%	L+4.75	1.00%	Oil, Gas & Consumable Fuels	1,492	1,479	1,455
P2 Lower Acquisition, LLC (6)	10/22/20	5.50%	L+4.50	1.00%	Health Care Providers & Services	2,112	2,106	2,091
Pharmedium Healthcare Corporation (6)	01/28/21	4.25%	L+3.25	1.00%	Pharmaceuticals	2,370	2,383	2,307
Phillips-Medisize Corporation (6)	06/16/21	4.75%	L+3.75	1.00%	Health Care Equipment & Supplies	1,221	1,219	1,205
PRA Holdings, Inc. (6)	09/23/20	4.50%	L+3.50	1.00%	Life Sciences Tools & Services	1,638	1,638	1,620
Quikrete Holdings, Inc. (6)	09/28/20	4.00%	L+3.00	1.00%	Construction Materials	2,836	2,848	2,803
RCHP, Inc. (6)	04/23/19	6.00%	L+5.00	1.00%	Health Care Providers & Services	1,990	1,973	1,980
Renaissance Learning, Inc. (6)	04/09/21	4.50%	L+3.50	1.00%	Software	1,985	1,983	1,947
RGIS Services, LLC (6), (7)	10/18/17	5.50%	L+4.25	1.25%	Commercial Services & Supplies	2,962	2,948	2,718
Scientific Games International, Inc. (3), (6)	10/01/21	6.00%	L+5.00	1.00%	Hotels, Restaurants & Leisure	2,000	1,981	1,976
Sears Roebuck Acceptance Corp. (3), (6)	06/29/18	5.50%	L+4.50	1.00%	Multiline Retail	997	981	962
Securus Technologies Holdings, Inc. (6)	04/30/20	4.75%	L+3.50	1.25%	Diversified Telecommunication Services	1,904	1,878	1,885
Spin Holdco Inc. (6)	11/14/19	4.25%	L+3.25	1.00%	Diversified Consumer Services	2,970	2,971	2,929
Standard Aero Limited (3), (6)	11/02/18	5.00%	L+4.00	1.00%	Aerospace & Defense	618	624	618
STHI Holding Corp. (6)	08/06/21	4.50%	L+3.50	1.00%	Life Sciences Tools & Services	1,995	1,986	1,984
STS Operating, Inc. (6)	02/12/21	4.75%	L+3.75	1.00%	Trading Companies & Distributors	1,985	1,997	1,955
Surgery Center Holdings, Inc. (6)	11/03/20	5.25%	L+4.25	1.00%	Health Care Providers & Services	2,000	1,990	1,953
Thermasys Corp. (6)	05/03/19	5.25%	L+4.00	1.25%	Machinery	1,839	1,843	1,811
TMS International Corp. (6)	10/16/20	4.50%	L+3.50	1.00%	Metals & Mining	2,970	2,976	2,977
TPF II LC, LLC (6)	09/29/21	5.50%	L+4.50	1.00%	Independent Power & Renewable Electricity Producers	1,000	993	1,002
Travelport Finance (Luxembourg) S.à r.l. (3), (6)	09/02/21	6.00%	L+5.00	1.00%	Internet Software & Services	2,000	1,976	2,000
Turbocombustor Technology, Inc. (6)	12/02/20	5.50%	L+4.50	1.00%	Aerospace & Defense	3,465	3,435	3,433
Tyche Holdings, LLC (6)	11/12/21	5.50%	L+4.50	1.00%	IT Services	1,850	1,844	1,843
USI, Inc. (6)	12/27/19	4.25%	L+3.25	1.00%	Insurance	1,975	1,992	1,947

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of net assets
USIC Holdings, Inc. (6)	07/10/20	4.00%	L+3.00	1.00%	Construction & Engineering	$1,470	$1,476	$1,433
Veyance Technologies, Inc. (6)	09/08/17	5.25%	L+4.00	1.25%	Machinery	1,496	1,496	1,494
Vitera Healthcare Solutions, LLC (6), (7)	11/04/20	6.00%	L+5.00	1.00%	Health Care Technology	2,228	2,212	2,216
WideOpenWest Finance, LLC (6)	04/01/19	4.75%	L+3.75	1.00%	Media	2,975	3,001	2,962
WP CPP Holdings, LLC (6)	12/27/19	4.75%	L+3.75	1.00%	Aerospace & Defense	2,962	2,956	2,947
Total First Lien Floating Rate Loans						$198,221	$198,028	$194,952
Second Lien Floating Rate Loans — 20.7% of Net Assets
Accellent Inc. (6)	03/11/22	7.50%	L+6.50	1.00%	Health Care Equipment & Supplies	$1,500	$1,497	$1,421
Advantage Sales & Marketing Inc. (6)	07/25/22	7.50%	L+6.50	1.00%	Professional Services	1,000	993	992
Ameriforge Group Inc.	12/21/20	8.75%	L+7.50	1.25%	Energy Equipment & Services	500	500	493
Applied Systems, Inc.	01/24/22	7.50%	L+6.50	1.00%	Software	1,000	993	981
Asurion, LLC (6)	03/03/21	8.50%	L+7.50	1.00%	Commercial Services & Supplies	1,000	987	997
Camp International Holding Company	11/29/19	8.25%	L+7.25	1.00%	Transportation Infrastructure	1,000	1,000	1,005
Checkout Holding Corp. (6)	04/11/22	7.75%	L+6.75	1.00%	Media	1,000	1,003	933
Connolly, LLC (6)	05/13/22	8.00%	L+7.00	1.00%	Professional Services	1,250	1,238	1,241
Del Monte Foods, Inc. (3), (6)	08/18/21	8.25%	L+7.25	1.00%	Food Products	1,500	1,499	1,290
Drew Marine Group Inc. (7)	05/19/21	8.00%	L+7.00	1.00%	Chemicals	1,000	998	995
EWT Holdings III Corp.	01/15/22	8.50%	L+7.50	1.00%	Machinery	1,000	995	975
Filtration Group Corporation (6)	11/22/21	8.25%	L+7.25	1.00%	Industrial Conglomerates	500	496	501
Ikaria, Inc. (6)	02/14/22	8.75%	L+7.75	1.00%	Health Care Providers & Services	1,000	1,012	987
Inmar, Inc. (6)	01/27/22	8.00%	L+7.00	1.00%	Commercial Services & Supplies	750	743	734
Jazz Acquisition, Inc. (6)	06/19/22	7.75%	L+6.75	1.00%	Aerospace & Defense	1,250	1,256	1,223
Jonah Energy LLC (6), (7)	05/12/21	7.50%	L+6.50	1.00%	Oil, Gas & Consumable Fuels	500	493	432
Landslide Holdings, Inc.	02/25/21	8.25%	L+7.25	1.00%	Software	1,000	993	975
P2 Lower Acquisition, LLC	10/22/21	9.50%	L+8.50	1.00%	Health Care Providers & Services	500	498	485
Performance Food Group, Inc. (6)	11/14/19	6.25%	L+5.25	1.00%	Food & Staples Retailing	2,963	2,947	2,914
Prescrix, Inc. (3), (6)	05/02/22	8.00%	L+7.00	1.00%	Containers & Packaging	1,333	1,321	1,325
Ranpak Corp. (6)	10/03/22	8.25%	L+7.25	1.00%	Containers & Packaging	1,375	1,374	1,374
Road Infrastructure Investment, LLC (6), (7)	09/30/21	7.75%	L+6.75	1.00%	Chemicals	2,000	2,009	1,813
Sedgwick Claims Management Services, Inc. (6)	02/28/22	6.75%	L+5.75	1.00%	Insurance	2,000	1,991	1,895
Solenis International, L.P. (6)	07/31/22	7.75%	L+6.75	1.00%	Chemicals	500	498	487
TWCC Holding Corp. (6)	06/26/20	7.00%	L+6.00	1.00%	Media	2,000	1,991	1,923
Tyche Holdings, LLC (6)	11/11/22	9.00%	L+8.00	1.00%	IT Services	500	495	495
WP CPP Holdings, LLC (6)	04/30/21	8.75%	L+7.75	1.00%	Aerospace & Defense	1,000	1,022	955
Total Second Lien Floating Rate Loans						$30,921	$30,842	$29,841

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	LIBOR Interest Rate Floor	Industry	Par Amount	Cost	Fair Value
CLO Equity — 35.7% of Net Assets
Apidos CLO XIV, Income Notes (3), (4), (7)	04/15/25	14.54%				$5,900	$5,299	$5,337
Ares XXIX CLO Ltd., Subordinated Notes (3), (4), (7)	04/17/26	13.95%				4,750	4,339	4,239
Avery Point II CLO, Limited, Income Notes (3), (4), (7)	07/17/25	14.34%				3,200	2,764	2,697
Blue Hill CLO, Ltd., Subordinated Notes (3), (4), (7)	01/15/26	14.39%				5,400	4,709	4,588
Blue Hill CLO, Ltd., Subordinated Fee Notes (3), (4), (7)	01/15/26	6.38%				100	94	91
Carlyle Global Market Strategies CLO 2013-3, Ltd., Subordinated Notes (3), (4), (7)	07/15/25	18.93%				2,750	2,096	2,311
Cent CLO 18 Limited, Subordinated Notes (3), (4), (7)	07/23/25	14.13%				4,675	4,007	3,940
Cent CLO 19 Limited, Subordinated Notes (3), (4), (7)	10/29/25	12.27%				2,750	2,402	2,299
Dryden 31 Senior Loan Fund, Subordinated Notes (3), (4), (7)	04/18/26	9.53%				5,250	4,686	4,187
Galaxy XVI CLO, Ltd., Subordinated Notes (3), (4), (7)	11/17/25	11.21%				2,750	2,362	2,259
Halcyon Loan Advisors Funding 2014-1 Ltd., Subordinated Notes (3), (4), (7)	04/18/26	18.01%				3,750	3,315	3,376
Highbridge Loan Management 2013-2, Ltd., Subordinated Notes (3), (4), (7)	10/20/24	14.71%				1,000	849	838
Magnetite VIII, Limited, Subordinated Notes (3), (4), (7)	04/15/26	11.38%				3,000	2,911	2,680
Neuberger Berman CLO XV, Ltd., Subordinated Notes (3), (4), (7)	10/15/25	13.92%				3,410	2,786	2,773
Octagon Investment Partners XIV, Ltd., Income Notes (3), (4), (7)	01/15/24	14.33%				5,500	4,571	4,210
Octagon Investment Partners XX, Ltd., Subordinated Notes (3), (4), (7)	08/12/26	11.53%				2,500	2,482	2,327
THL Credit Wind River 2014-1 CLO Ltd., Subordinated Notes (3), (4), (7)	04/18/26	12.77%				4,000	3,591	3,425
Total CLO Equity						$60,685	$53,263	$51,577
Total Non-Control/Non-Affiliate Investments (8) — 191.6% of Net Assets						$289,827	$282,133	$276,370
Liabilities in Excess of Other Assets — (91.6%) of Net Assets								(132,135)
Net Assets — 100.0%								$144,235

(1)
For each debt investment we have provided the weighted-average interest rate in effect as of December 31, 2014. For each CLO investment we have provided the accounting yield as of December 31, 2014 determined using the effective interest method that will be applied to the current amortized cost of the investment as adjusted for credit impairments, if any, in the following quarter.

(2)
Floating rate debt investments typically accrue interest at a predetermined spread relative to an index, typically LIBOR or PRIME, and reset monthly, quarterly or semi-annually. These instruments may be subject to a LIBOR or PRIME rate floor.

(3)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2014, qualifying assets represented 74% of total assets.

(4)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(5)	All or a portion of this position had not settled as of December 31, 2014.

(6)	Assets are held at ACSF Funding and are pledged as collateral for the Credit Facility.

(7)	Fair value was determined using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy.
Net unrealized loss for federal income tax purposes is $(8,273) as of December 31, 2014 based on a tax cost of $284,643. Aggregate gross unrealized gains for federal tax purposes as of December 31, 2014 was $182, and gross unrealized losses for federal income tax purposes as of December 31, 2014 was $(8,455).

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Note 1. Organization
American Capital Senior Floating, Ltd. (which is referred to as “ACSF”, “we”, "us" and “our”) was organized in February 2013 as a Maryland corporation and commenced operations on October 15, 2013. We are structured as an externally managed, non-diversified closed-end investment management company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In November 2013, we formed a wholly-owned special purpose financing vehicle, ACSF Funding I, LLC, a Delaware limited liability company (“ACSF Funding”).
In January 2014, we completed an initial public offering (“IPO”) of 10,000,000 shares of common stock at the public offering price of $15.00 per share for gross proceeds of $150,000. Upon completion of the IPO, we became externally managed by American Capital ACSF Management, LLC (our "Manager"), an indirect subsidiary of American Capital Asset Management, LLC ("ACAM"), which is a wholly-owned portfolio company of American Capital, Ltd. ("American Capital"). Prior to the completion of our IPO, we were wholly-owned by ACAM. Following completion of the IPO, ACAM owned approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act. In conjunction with the IPO, our Manager paid the underwriting commissions of $7,952. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “ACSF”. In connection with the IPO, we elected to be treated as a BDC under the 1940 Act and intend to elect to be taxed as a regulated investment company (“RIC”), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Investment Objective
Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, “Senior Floating Rate Loans” or “SFRLs”) which are commonly referred to as leveraged loans. We also invest in equity tranches of collateralized loan obligations (“CLOs”) which are securitized vehicles collateralized primarily by SFRLs and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Senior Floating Rate Loan positions previously held by us.

Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments which are of a normal recurring nature and considered necessary for the fair presentation of the financial statements for the interim period have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2014.
The consolidated financial statements include our accounts and those of our wholly-owned subsidiary, ACSF Funding. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of ACSF Funding are prepared for the same reporting period as ours using consistent accounting policies. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the consolidated financial statements are issued.
Use of Estimates
The preparation of our financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Investment Classification
As required by the 1940 Act, investments are classified by level of control. "Control Investments" are defined as investments in portfolio companies that we are deemed to control, as defined in the 1940 Act. "Affiliate Investments" are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company. We are deemed to be an affiliate of a company if we own 5% or more of the voting securities of such company.
As of June 30, 2015 and December 31, 2014, all of our investments were Non-Control/Non-Affiliate investments.
Fair Value Measurements
We value our investments in accordance with the 1940 Act and Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), as determined in good faith by our Board of Directors. Fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on the investments to be different than the valuations currently assigned.
We undertake a multi-step valuation process to determine the fair value of our investments in accordance with ASC 820. The valuation process begins with the development of a preliminary valuation recommendation for each investment as determined in accordance with our valuation policy by a group of our Manager’s valuation, accounting and finance professionals, which is independent of our Manager’s investment team. To prepare the proposed valuation, the group reviews information provided by a nationally recognized independent pricing service, broker-dealers, and may consult with the investment team and other internal resources of our Manager and its affiliates. The preliminary valuation recommendations are then presented to the Investment Committee and reviewed and approved by our Audit and Compliance Committee. The valuation recommendations are then reviewed by our Board of Directors for final approval.
Securities Transactions
Securities transactions are recorded on the trade date. The trade date for loans purchased in the "primary market" is considered the date on which the loan allocations are determined. The trade date for loans and other investments purchased in the "secondary market" is the date on which the transaction is entered into. The trade date for primary CLO equity transactions and any other security transaction entered outside conventional channels is the date we have determined all material terms have been defined for the transaction and have obtained a right to demand the securities purchased or collect the proceeds of a sale and incur an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively. Cost is determined based on consideration given, adjusted for amortization of original issuance discounts ("OID"), market discounts and premiums.
Realized Gain or Loss and Unrealized Appreciation or Depreciation
Realized gain or loss from an investment is recorded at the time of disposition and calculated using the weighted average cost method. Unrealized appreciation or depreciation reflects the changes in fair value of investments as determined in compliance with the valuation policy as discussed in Note 6 in this Quarterly Report on Form 10-Q.
Income Taxes
As a RIC under Subchapter M of the Code, we will not be subject to U.S. federal income tax on the portion of our taxable income distributed to our stockholders as a dividend. We intend to distribute between 90% and 100% of our taxable income, within the Subchapter M rules, and therefore do not anticipate incurring corporate-level U.S. federal or state income tax. As a RIC, we are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, and any recognized and undistributed taxable income from prior years.
ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Determinations regarding ASC 740 may be subject to review and adjustment at a

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. We are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.
Investment Income
For debt investments, we record interest income on the accrual basis to the extent that such amounts are expected to be collected. OID and purchased discounts and premiums are accreted/amortized into interest income using the effective interest method, where applicable. Loan origination fees are deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. We stop accruing interest on investments when it is determined that interest is no longer collectible. As of June 30, 2015 and December 31, 2014, we had no loans on non-accrual status.
Interest income on the CLO equity investments is recognized using the effective interest method as required by ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets. At the time of purchase, we estimate the expected future cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase, the estimated future cash flows are updated quarterly and a revised yield is calculated prospectively based on the current amortized cost of the investment as adjusted for credit impairments, if any.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid financial instruments with original maturities of 90 days or less including those held in overnight sweep bank deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value. We place our cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.
Consolidation
As permitted under Regulation S-X and as explained by ASC 946-810-45, Financial Services - Investment Companies - Consolidation, we will generally not consolidate an investment in a company other than an investment company subsidiary or a controlled operating company whose business consists primarily of providing services to us. Accordingly, we have consolidated the results of ACSF Funding in our consolidated financial statements.
Deferred Financing Costs
Deferred financing costs represent fees and other direct expenses incurred in connection with the issuance of debt. These costs are capitalized and amortized into interest expense over the estimated average life of the borrowings.
Offering Costs
Offering costs consist of fees and expenses incurred in connection with the issuance of common stock including legal, accounting, printing and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized when incurred and recognized as a reduction to offering proceeds when the offering becomes effective. There were no offering costs charged to capital during the three and six months ended June 30, 2015 and $844 of offering costs charged to capital for each of the three and six months ended June 30, 2014. The underwriting commissions associated with our IPO in January 2014 were paid for by our Manager and were not reflected as a reduction to capital at the time of the IPO.
Dividends to Common Stockholders
Dividends to common stockholders are recorded on the ex-dividend date.
Other General and Administrative Expenses
Other general and administrative expenses include audit and tax, professional fees, board of directors' fees, rent, IT system costs, custody, transfer agent and other operating expenses. Expenses are recognized on an accrual basis.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

New Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”) which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. An entity is required to apply the guidance in ASU 2015-03 on a retrospective basis such that the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. Upon transition, an entity is required to comply with the applicable disclosures for a change in an accounting principle including the nature of and reason for the change in accounting principle, the transition method, a description of the prior-period information that has been retrospectively adjusted, and the effect of the change on the financial statement line items (that is, debt issuance cost asset and the debt liability). ASU 2015-03 is effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. We are currently evaluating the impact of ASU 2015-03 on our consolidated financial statements and do not believe its adoption will have a material impact on our consolidated financial statements.
In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Subtopic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), which removes the requirement to include, as well as provide certain disclosure for, investments in the fair value hierarchy for which the fair value is measured at net asset value using the practical expedient. Disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. Early adoption is permitted. We are currently evaluating the impact of ASU 2015-07 and do not believe its adoption will have a material impact on our consolidated financial statements.

Note 3. Management Agreement
We have entered into a management agreement with our Manager effective January 15, 2014. Under the management agreement, our Manager has agreed to provide investment advisory services to us, in addition to providing personnel, facilities and additional services necessary for our operations. Unless terminated earlier, the management agreement will remain in effect until January 15, 2016. It will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case if also approved by a majority of our directors who are not "Interested Persons" as defined under the 1940 Act.
Our Manager receives a management fee from us that is payable quarterly in arrears. The management fee is calculated at an annual rate of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement. For the three and six months ended June 30, 2015, we recognized management fees of $563 and $1,141, respectively. The management fee is prorated for any partial period and totaled $574 and $1,000 for the three and six months ended June 30, 2014, respectively.
Since our Manager has no employees, it has entered into an administrative services agreement with both its parent and American Capital pursuant to which our Manager will be provided with personnel, services and resources necessary for our Manager to perform its obligations under the management agreement.
For 24 months following the date of our IPO, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter (the "Expense Cap"). Operating expenses subject to this reimbursement include both (i) our operating expenses reimbursed to our Manager and its affiliates for the expenses related to our operations incurred on our behalf and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this Expense Cap, any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our other expenses do not exceed the Expense Cap. Subsequent to the first full 24 months after the date of our IPO, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations. For the three and six months ended June 30, 2015, our Manager was responsible for $227 and $472, respectively, of operating expenses as a result of the Expense Cap. For the three and six months ended June 30, 2014, our Manager was responsible for $264 and $554, respectively, of operating expenses as a result of the Expense Cap.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions
Administrative Services Agreement and Management Agreement
Our Manager has entered into an administrative services agreement whereby the Manager has agreed to reimburse American Capital and its affiliates for certain expenses incurred on our behalf. Pursuant to our management agreement, we are responsible for reimbursing our Manager, American Capital and its affiliates for expenses incurred on our behalf, excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. In addition, our Manager or one of its affiliates may pay for or incur certain expenses and then allocate these expenses to ACSF. For the three and six months ended June 30, 2015, we recognized $222 and $484, respectively, of expenses that are reimbursable to our Manager and its affiliates. For the three and six months ended June 30, 2014, we recognized $243 and $509, respectively, of expenses that are reimbursable to our Manager and its affiliates. Refer to Note 3 for additional information on the management agreement.
Securities Transactions
We may, from time to time, purchase securities from, or sell securities to affiliates of our Manager at fair market value on the trade date. During the three and six months ended June 30, 2015, there were no purchases or sales of securities to affiliates of our Manager. During the three and six months ended June 30, 2014, total proceeds from sales to affiliates were $8,515 and $15,059, respectively.

Note 5. Earnings Per Share
The following table sets forth the computation of basic and diluted earnings per share for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Numerator—net increase in net assets resulting from operations	$3,159	$2,849	$6,950	$4,969
Denominator—weighted average shares (1)	10,000,100	10,000,100	10,000,100	10,000,100
Earnings per share	$0.32	$0.28	$0.70	$0.50

(1)	Assumes the 10,000,000 common shares issued in our IPO on January 22, 2014 were issued on January 1, 2014.

Note 6. Investments
We value our investments at fair value in accordance with ASC 820, which defines fair value as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on the investments to be different than the valuations currently assigned.
ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. When available, we determine the fair value of our investments using unadjusted quoted prices from active markets. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment when determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:
Level 1: Inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. This may include valuations based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date.
Level 3: Inputs are unobservable and cannot be corroborated by observable market data. In certain cases, investments classified within Level 3 may include securities for which we have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on.
The valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. Our SFRLs are predominately valued based on evaluated prices from a nationally recognized independent pricing service or from third-party brokers who make markets in such debt investments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the third-party fair value estimates and perform procedures to validate their reasonableness, including an analysis of the range and dispersion of third-party estimates, frequency of pricing updates, comparison of recent trade activity for similar securities, and review for consistency with market conditions observed as of the measurement date.
There may be instances when independent or third-party pricing sources are not available, or cases where we believe that the third-party pricing sources do not provide sufficient evidence to support a market participant’s view of the fair value of the debt investment being valued. These instances may result from an investment in a less liquid loan such as a middle market loan, a mezzanine loan or unitranche loan, or a loan to a company that has become financially distressed. In these instances, we may estimate the fair value based on a combination of a market yield valuation methodology and evaluated pricing discussed above, or solely based on a market yield valuation methodology. Under the market yield valuation methodology, we estimate the fair value based on a discounted cash flow technique. For these debt investments, the unobservable inputs used in the market yield valuation methodology to measure fair value reflect management’s best estimate of assumptions that would be used by market participants when pricing the investment in a hypothetical transaction, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We will estimate the remaining life based on market data for the average life of similar loans. However, if we have information that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The average life to be used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since many loans are prepaid prior to the maturity date. The interest rate spreads used to estimate the fair value of our loans is based on current interest rate spreads of similar loans. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.
We estimate the fair value of our CLO equity investments using a combination of third-party broker quotes, purchases or sales of the same or similar securities, and cash flow forecasts subject to assumptions that a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions for default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structures and risk characteristics. We weight the use of third-party broker quotes, if any, when determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices. For the six months ended June 30, 2015, there were no changes to our valuation techniques or to the types of unobservable inputs used in the valuation process compared to the period ended December 31, 2014.
The following fair value hierarchy tables set forth our investments measured at fair value on a recurring basis by level as of June 30, 2015 and December 31, 2014:

	June 30, 2015
	Total	Level 1	Level 2	Level 3
First lien floating rate loans	$190,427	$—	$190,427	$—
Second lien floating rate loans	27,914	—	27,494	420
CLO equity	53,850	—	—	53,850
Total Investments	$272,191	$—	$217,921	$54,270

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

	December 31, 2014
	Total	Level 1	Level 2	Level 3
First lien floating rate loans	$194,952	$—	$189,274	$5,678
Second lien floating rate loans	29,841	—	26,601	3,240
CLO equity	51,577	—	—	51,577
Total Investments	$276,370	$—	$215,875	$60,495
The following table provides a summary of the changes in fair value of Level 3 assets for the six months ended June 30, 2015 as well as the portion of net unrealized (depreciation) / appreciation for the six months ended June 30, 2015 related to those assets still held as of June 30, 2015:

	First Lien Floating Rate Loans	Second Lien Floating Rate Loans	CLO Equity	Total
Beginning Balance – December 31, 2014	$5,678	$3,240	$51,577	$60,495
Purchases	—	—	8,206	8,206
Sales	—	—	(2,283)	(2,283)
Repayments (1)	(11)	—	(6,527)	(6,538)
Amortization of discount/premium (2)	2	—	3,582	3,584
Transfers out (3)	(6,892)	(3,240)	—	(10,132)
Transfers in (3)	1,249	493	—	1,742
Realized gains, net	—	—	278	278
Unrealized depreciation, net	(26)	(73)	(983)	(1,082)
Ending Balance – June 30, 2015	$—	$420	$53,850	$54,270
Net change in unrealized depreciation reported within the net change in unrealized (depreciation) / appreciation on investments in our consolidated statement of operations attributable to our Level 3 assets still held as of June 30, 2015	$—	$(73)	$(767)	$(840)

(1)	Includes cash distributions from CLO equity investments.

(2)	Includes income accrual from CLO equity investments determined using the effective interest method.

(3)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Transfers into and out of the levels are recognized at the beginning of each quarterly period.

Note 7. Debt
Revolving Credit Facility
On October 15, 2013, we entered into a revolving credit facility with ACAM (the “ACAM Facility”) which provided up to $200,000 to finance eligible investments, working capital expenses and general corporate requirements (comprised of Loan A and Loan B). Under the ACAM Facility, we were able to draw up to $180,000 under Loan A and up to $20,000 under Loan B at any one time. Any amounts drawn on Loan A had a fixed interest rate of 4.75% per annum and any amounts drawn on Loan B had a fixed interest rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility matured on the closing date of our IPO. On January 22, 2014, we repaid the ACAM Facility in full plus accrued interest and terminated it. For the three months ended March 31, 2014, we incurred interest expense of $568 on the ACAM Facility.
Secured Revolving Credit Facility
On December 18, 2013, ACSF Funding entered into a two-year $140,000 secured revolving credit facility with Bank of America, N.A., as agent (the “Credit Facility”). ACSF Funding may make draws under the Credit Facility from time to time to purchase or acquire certain eligible assets. The Credit Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. As of June 30, 2015 and December 31, 2014, the fair value of the assets pledged as collateral in ACSF Funding were $214,408 and $220,421, respectively. The Credit Facility is non-recourse to ACSF. Amounts drawn under the Credit Facility bear interest at a rate per annum equal to either (a) LIBOR plus

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.50%, (ii) Bank of America, N.A.’s prime rate or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the Credit Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a borrowing base. Any outstanding balance on the Credit Facility as of the commitment termination date must be repaid by the maturity date, which is December 18, 2015, unless otherwise extended. As of June 30, 2015, ACSF Funding may terminate the commitment amount in whole or in part without incurring a termination fee.
ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the Credit Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears.
As of June 30, 2015, there was $123,800 outstanding under the Credit Facility, which had a fair value of $123,800 and a weighted average interest rate of 1.99%. As of December 31, 2014, there was $130,000 outstanding under the Credit Facility, which had a fair value of $130,000 and a weighted average interest rate of 1.96%. The fair value of the Credit Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions and is measured with Level 3 inputs. As of June 30, 2015 and December 31, 2014, ACSF Funding was in compliance with all covenants of the Credit Facility, including compliance with a borrowing base that applies various advance rates of up to 80% on the investments pledged as collateral by ACSF Funding.
For the three and six months ended June 30, 2015, we incurred interest and commitment fees on the Credit Facility of $661 and $1,319, respectively. For the three and six months ended June 30, 2014, we incurred interest and commitment fees on the Credit Facility of $683 and $1,107, respectively.
The following table outlines key statistics related to our debt financing for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014 (1)	2015	2014 (1)
Average debt outstanding	$126,259	$132,364	$127,601	$125,815
Weighted average annual interest rate	1.99%	2.00%	1.98%	2.59%
Commitment fee as a percent of average debt outstanding	0.11%	0.07%	0.10%	0.09%
Amortization of deferred financing costs as a percent of average debt outstanding	0.31%	0.29%	0.31%	0.31%
Total annualized cost of funding	2.41%	2.36%	2.39%	2.99%
Maximum amount of debt outstanding	$131,900	$137,000	$134,600	$194,748

(1)	The information presented includes costs associated with both the ACAM Facility and Credit Facility.

Note 8. Taxes
Tax Sharing Agreement
For the period prior to our IPO, during which we were treated as a taxable corporation under Subchapter C of the Code ("C corporation") for tax purposes, we had a tax sharing agreement with American Capital and other members of its consolidated tax group, under which such members bore their full share of their individual tax obligation and members were compensated for their losses and other tax benefits that were able to be used by other members of the consolidated tax group based on their pro-forma stand-alone federal income tax return. The provision (benefit) for income taxes attributable to our taxable income prior to our IPO was $1,057, of which $279 was recognized during the six months ended June 30, 2014, and ($24) was recognized during the six months ended June 30, 2015.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

We intend to apply for retroactive relief under IRC Section 9100 to make a “deemed sale election” whereby we will treat our net unrealized gains (“Net Built-in Gain”) on the date of our IPO as recognized for tax purposes in our final pre-IPO C corporation federal tax return. We anticipate the IRS will grant this relief, and we have therefore treated the Net Built-in Gain on the date of our IPO as recognized for tax purposes in our final pre-IPO C corporation federal tax return. The federal estimated tax sharing payment that we owed to American Capital attributed to our Net Built-in Gain was $562. The amount of the tax provision (benefit) recognized on the Net Built-in Gain was $159 during the six months ended June 30, 2014 and ($11) during the six months ended June 30, 2015. The entire amount was treated as a deemed capital contribution to (distribution by) us.
Income Taxes
We intend to file an election to be treated as a RIC for income tax purposes on our federal income tax return beginning with the date of our IPO. In order to qualify as a RIC, among other things, we are required to distribute annually at least 90% of our ordinary income, including net short term gains in excess of net long term losses. So long as we qualify as a RIC, we are not subject to the entity level taxes on earnings timely distributed to our stockholders. We intend to make sufficient annual distributions to substantially eliminate our corporate level income taxes.
Income determined under GAAP differs from income determined under tax because of both temporary and permanent differences in income and expense recognition, including (i) unrealized gains and losses associated with debt investments marked to fair value for GAAP but excluded from taxable income until realized or settled, (ii) timing difference on income recognition for our CLO equity investments, (iii) premium amortization and gain adjustments attributable to the Net Built-in Gain recognized upon our IPO and (iv) capital losses in excess of capital gains do not reduce taxable income, and generally can be carried forward to offset capital gains.
At our discretion, we may delay distributions of a portion of our current year taxable income to the subsequent year and pay 4% excise taxes on such deferred distributions as calculated under the Code. If we anticipate paying excise taxes, we accrue excise taxes on a quarterly basis based on our estimates. For the three and six months ended June 30, 2015, we accrued excise tax of $70 and $140, respectively. For the three and six months ended June 30, 2014, we accrued excise tax of $30 and $30, respectively.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Note 9. Consolidated Financial Highlights

	Six Months Ended June 30,
	2015	2014
Per Share Data (1):
Net asset value, beginning of period (2)	$14.42	$15.00
Net investment income	0.63	0.49
Net realized and unrealized gain on investments	0.07	0.01
Net increase in net assets resulting from operations	0.70	0.50
Capital contribution (3)	—	0.06
Accretion (4)	—	0.10
Offering costs related to public offering	—	(0.08)
Dividends to stockholders from net investment income	(0.58)	(0.46)
Net asset value, end of period	$14.54	$15.12
Per share market value, end of period	$12.65	$14.00
Total return based on market value (5), (9)	9.09%	(3.58)%
Total return based on net asset value (5), (9)	5.30%	4.13%
Ratios to Average Net Assets:
Net investment income (6)	8.67%	6.88%
Operating expenses (6), (7)	2.35%	2.46%
Interest and related expenses (6)	2.09%	2.72%
Total expenses (6), (7)	4.44%	5.18%
Supplemental Data:
Net assets, end of period	$145,364	$151,189
Shares outstanding, end of period	10,000,100	10,000,100
Average debt outstanding	$127,601	$125,815
Asset coverage per unit, end of period (8)	2,174	2,181
Portfolio turnover ratio (9)	27.59%	23.81%

(1)
Per share data for the six months ended June 30, 2014 assumes the issuance of 10 million shares of common stock on January 1, 2014 that were issued in the IPO, which closed on January 22, 2014. There was no established public trading market for the stock prior to the pricing of the IPO.

(2)	The IPO price of $15.00 per share was used as the net asset value, beginning of period for the six months ended June 30, 2014.

(3)
Capital contribution from our Manager for $574 of federal taxes due on the Net Built-in Gain on investments as a result of tax conversion to a RIC at the time of the IPO was treated as a deemed contribution for the six months ended June 30, 2014 and ($11), which rounds to zero, was treated as a deemed distribution for the six months ended June 30, 2015.

(4)
The IPO issuance price of $15.00 per share was below the net asset value at that time. The amount reflects the immediate benefit to common stockholders at the time of the IPO for results of operations in 2013.

(5)
Total return is based on the change in market price or net asset value per share during the period and takes into account dividends reinvested in accordance with the dividend reinvestment and stock purchase plan. The IPO price of $15.00 per share was used as the starting value for the total return for the six months ended June 30, 2014.

(6)	Annualized for periods less than one year.

(7)
The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown net of the reimbursement for the Expense Cap. The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 3.00% and 5.09%, respectively, without the expense cap for the six months ended June 30, 2015 and 3.26% and 5.98%, respectively, without the Expense Cap for the six months ended June 30, 2014.

(8)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

(9)	Not annualized for periods less than one year.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Note 10. Capital Transactions
The following table details the common stock transactions that occurred during the six months ended June 30, 2015 and 2014:

	Six Months Ended June 30,
	2015		2014
	Shares	Amount (1)	Shares	Amount (1)
Common stock outstanding - beginning of period	10,000,100	$151,231	100	$1
Common stock issued in connection with the IPO	—	—	10,000,000	150,000
Offering costs	—	—	—	(844)
Contribution/(distribution) for taxes waived	—	(11)	—	574
Permanent differences reclassified (see Note 8)	—	11	—	—
Common stock outstanding - end of period	10,000,100	$151,231	10,000,100	$149,731

(1)	Includes amount reflected in common stock, par value and paid-in capital in excess of par.
Offering costs associated with the IPO totaled $844 and were recorded as a reduction of the proceeds from the IPO. In connection with the IPO, the underwriters received an underwriting discount and commission (sales load) of $7,952 that was paid by our Manager.
The table below details the dividends declared on our shares of common stock since the completion of our IPO:

Quarterly Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Total Amount
March 17, 2014	March 27, 2014	March 31, 2014	April 10, 2014	$0.180	$1,800
June 18, 2014	June 26, 2014	June 30, 2014	July 10, 2014	$0.280	$2,800
September 17, 2014	September 26, 2014	September 30, 2014	October 10, 2014	$0.280	$2,800
December 18, 2014	December 29, 2014	December 31, 2014	January 9, 2015	$0.290	$2,900
March 19, 2015	March 27, 2015	March 31, 2015	April 6, 2015	$0.290	$2,900

Monthly Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Total Amount
March 19, 2015	April 17, 2015	April 21, 2015	May 4, 2015	$0.097	$970
May 4, 2015	May 20, 2015	May 22, 2015	June 2, 2015	$0.097	$970
May 4, 2015	June 17, 2015	June 19, 2015	July 2, 2015	$0.097	$970
May 4, 2015	July 22, 2015	July 24, 2015	August 4, 2015	$0.097	$970
August 3, 2015	August 19, 2015	August 21, 2015	September 2, 2015	$0.097	$970
August 3, 2015	September 18, 2015	September 22, 2015	October 2, 2015	$0.097	$970
August 3, 2015	October 21, 2015	October 23, 2015	November 3, 2015	$0.097	$970
Inception to Date Total				$1.999	$19,990

Note 11. Commitments and Contingencies
In the ordinary course of business, we may be a party to certain legal proceedings, including actions brought against us and others with respect to investment transactions. The outcomes of any such legal proceedings are uncertain and, as a result of these proceedings, the values of the investments to which they relate could decrease. We were not subject to any material litigation against us as of June 30, 2015 or December 31, 2014.
We did not engage in any off-balance sheet activities as of June 30, 2015 or December 31, 2014.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)(continued)
JUNE 30, 2015
(in thousands, except share and per share amounts)

Note 12. Subsequent Event
On August 3, 2015, we declared monthly dividends of $0.097 per share for each of August, September and October 2015.
AMERICAN CAPITAL SENIOR FLOATING, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of American Capital Senior Floating, Ltd.

We have audited the accompanying consolidated statements of assets and liabilities of American Capital Senior Floating, Ltd. (the “Company”), including the consolidated schedules of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2014 and for the period from October 15, 2013 (commencement of operations) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 and December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Capital Senior Floating, Ltd. at December 31, 2014 and 2013, and the consolidated results of its operations, changes in its net assets, and its cash flows for the year ended December 31, 2014 and for the period from October 15, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP
McLean Virginia
March 26, 2015

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	December 31, 2014	December 31, 2013
Assets:
Investments, fair value (cost of $282,133 and $198,268, respectively)	$276,370	$199,565
Cash and cash equivalents	1,757	12,493
Receivable for investments sold	2,983	5,394
Deferred financing costs	378	474
Interest receivable	704	303
Prepaid expenses and other assets	121	467
Receivable from affiliate (see note 3)	164	—
Total assets	$282,477	$218,696
Liabilities:
Secured revolving credit facility payable (see note 7)	$130,000	$—
Revolving credit facility payable (see note 7)	—	194,748
Payable for investments purchased	4,226	20,494
Dividends payable (see note 10)	2,900	—
Management fee payable (see note 3)	577	—
Interest payable (see note 7)	80	943
Taxes payable (see note 8)	80	803
Payable to affiliate (see note 3)	212	295
Other liabilities and accrued expenses	167	397
Total liabilities	138,242	217,680
Commitments and contingencies (see note 11)
Net Assets:
Common stock, par value $0.01 per share; 10,000,100 and 100 issued and outstanding, respectively; 300,000,000 and 1,000 authorized, respectively	100	—
Paid-in capital in excess of par	151,131	1
Undistributed net investment income	133	246
Accumulated net realized loss from investments	(1,366)	(7)
Net unrealized (depreciation) appreciation on investments	(5,763)	776
Total net assets	144,235	1,016
Total liabilities and net assets	$282,477	$218,696
Net asset value per share outstanding	$14.42	N/A

See notes to the consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year Ended	Period from October 15, 2013* to
	December 31, 2014	December 31, 2013
Investment income:
Interest	$17,773	$1,572
Total investment income	17,773	1,572
Expenses:
Interest and commitment fee (see note 7)	3,055	943
Management fee (see note 3)	2,186	—
Insurance	521	—
Amortization of deferred financing costs	393	8
Organizational costs	—	47
Other general and administrative expenses	1,601	46
Total expenses	7,756	1,044
Expense reimbursement (see note 3)	(1,001)	—
Net expenses	6,755	1,044
Net investment income before tax	11,018	528
Income tax provision	(159)	(282)
Net investment income	10,859	246
Net (loss) gain on investments:
Net realized gain (loss) on investments	190	(7)
Net unrealized (depreciation) appreciation on investments	(7,060)	1,297
Income tax provision	(200)	(521)
Net (loss) gain on investments	(7,070)	769
Net increase in net assets resulting from operations	$3,789	$1,015

Net investment income per share	$1.09	n/a
Earnings per share (see note 4)	$0.38	n/a
Dividend declared per share	$1.03	n/a
Weighted average shares outstanding	10,000	n/a

* Commencement of operations

See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Year Ended	Period from October 15, 2013* to
	December 31, 2014	December 31, 2013
Increase in net assets resulting from operations:
Net investment income	$10,859	$246
Net realized gain (loss)	190	(7)
Net unrealized (depreciation) appreciation on investments	(7,260)	776
Net increase in net assets resulting from operations	3,789	1,015

Distributions to common stockholders:
From net investment income	(10,300)	—

Capital transactions:
Proceeds from public offering	150,000	—
Offering costs	(844)	—
Contribution for taxes waived (see note 8)	574	—
Net increase in net assets from capital transactions	149,730	—
Net increase in net assets	143,219	1,015

Net assets:
Beginning of period	1,016	1
End of period	$144,235	$1,016

Capital share activity:
Shares issued in public offering	10,000	n/a

* Commencement of operations

See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended	Period from October 15, 2013* to
	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$3,789	$1,015
Adjustments to reconcile net increase in net assets resulting from operations:
Net realized (gain) loss on investments	(190)	7
Net change in unrealized depreciation (appreciation) on investments	7,060	(1,297)
Accretion of CLO interest income	(5,501)	(516)
Net amortization of premium/discount on loans	(7)	(1)
Amortization of deferred financing costs	393	9
Purchase of investments	(226,628)	(207,548)
Proceeds from dispositions of investments	148,461	9,790
Decrease (increase) in receivable for investments sold	2,411	(5,394)
(Decrease) increase in payable for investments purchased	(16,268)	20,494
Increase in receivable from affiliate	(164)	—
Increase in interest receivable	(401)	(303)
Decrease (increase) in prepaid expenses and other assets	346	(467)
(Decrease) increase in interest payable	(863)	943
(Decrease) increase in other liabilities and accrued expenses	(230)	397
(Decrease) increase in payable to affiliate	(83)	295
Increase in management fee payable	577	—
(Decrease) increase in taxes payable	(149)	803
Net cash used in operating activities	(87,447)	(181,773)
Cash Flows from Financing Activities:
Proceeds from the issuance of common stock	150,000	—
Offering costs from the issuance of common stock	(844)	—
Dividends paid	(7,400)	—
Proceeds from debt	199,500	194,748
Payments on debt	(264,248)	—
Deferred financing costs paid	(297)	(483)
Net cash provided by financing activities	76,711	194,265
Net (decrease) increase in cash and cash equivalents	(10,736)	12,492
Cash and cash equivalents at beginning of period	12,493	1
Cash and cash equivalents at end of period	$1,757	$12,493
Supplemental disclosure of cash flow information:
Cash paid for interest and commitment fees	$3,918	$—
Cash paid for income taxes	$517	$—
Dividends declared and payable during the period	$10,300	$—
Supplemental disclosure of non-cash financing activity:
Contribution for taxes waived	$574	$—
* Commencement of operations
See notes to consolidated financial statements.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
Non-Control/Non-Affiliate Investments
First Lien Floating Rate Loans — 135.2% of net assets
24 Hour Fitness Worldwide, Inc. (6)	5/28/2021	4.75%	L+3.75	Hotels, Restaurants & Leisure	$2,178	$2,171	$2,095
Accellent Inc. (6)	3/12/2021	4.50%	L+3.50	Health Care Equipment & Supplies	1,985	1,985	1,947
Acosta Holdco, Inc. (6)	9/24/2021	5.00%	L+4.00	Media	2,500	2,482	2,504
Aegis Toxicology Sciences Corporation (6)	2/24/2021	5.50%	L+4.50	Health Care Providers & Services	1,658	1,648	1,662
Albertson’s LLC (6)	8/25/2021	4.50%	L+4.50	Food & Staples Retailing	1,000	986	1,002
American Tire Distributors, Inc. (6)	6/1/2018	5.75%	L+4.75	Distributors	1,489	1,489	1,493
AmWINS Group, LLC (6)	9/6/2019	5.25%	L+4.25	Insurance	2,964	2,980	2,948
Aquilex LLC (6)	12/31/2020	5.00%	L+4.00	Commercial Services & Supplies	1,980	1,976	1,943
ARG IH Corporation (6)	11/16/2020	4.75%	L+3.75	Hotels, Restaurants & Leisure	2,475	2,485	2,472
Aristocrat Leisure Limited (3), (6)	10/20/2021	4.75%	L+3.75	Hotels, Restaurants & Leisure	1,500	1,485	1,478
Ascend Learning, LLC (6)	7/31/2019	6.00%	L+5.00	Diversified Consumer Services	596	593	593
Ascensus, Inc. (6)	12/2/2019	5.00%	L+4.00	Commercial Services & Supplies	990	986	986
Aspen Dental Management, Inc. (6)	10/6/2016	7.00%	L+5.50	Health Care Providers & Services	987	981	990
Asurion, LLC (6)	5/24/2019	5.00%	L+3.75	Commercial Services & Supplies	1,970	1,972	1,948
Atlantic Power Limited Partnership (3), (6)	2/24/2021	4.75%	L+3.75	Independent Power & Renewable Electricity Producers	821	818	810
BJ’s Wholesale Club, Inc. (6)	9/26/2019	4.50%	L+3.50	Food & Staples Retailing	1,485	1,486	1,461
Blackboard Inc. (6)	10/4/2018	4.75%	L+3.75	Software	2,460	2,461	2,442
BWay Intermediate Company, Inc. (6)	8/14/2020	5.55%	L+4.50	Containers & Packaging	2,985	2,957	2,981
Calceus Acquisition, Inc. (6)	1/31/2020	5.00%	L+4.00	Textiles, Apparel & Luxury Goods	2,963	2,975	2,875
Camp International Holding Company (6)	5/31/2019	4.75%	L+3.75	Transportation Infrastructure	1,980	2,007	1,985
Caraustar Industries, Inc. (6)	5/1/2019	7.50%	L+6.25	Containers & Packaging	742	736	738
Carecore National, LLC (6)	3/5/2021	5.50%	L+4.50	Health Care Providers & Services	2,068	2,067	2,050
CCM Merger Inc. (6)	8/6/2021	4.50%	L+3.50	Hotels, Restaurants & Leisure	977	970	967
CDRH Parent, Inc. (6)	7/1/2021	5.25%	L+4.25	Health Care Providers & Services	1,496	1,500	1,478
Checkout Holding Corp. (6)	4/9/2021	4.50%	L+3.50	Media	2,488	2,486	2,379
Citadel Plastics Holdings, Inc. (6)	11/5/2020	5.25%	L+4.25	Chemicals	750	743	744
CityCenter Holdings, LLC (6)	10/16/2020	4.25%	L+3.25	Hotels, Restaurants & Leisure	1,819	1,830	1,807
Connolly, LLC (6)	5/14/2021	5.00%	L+4.00	Professional Services	1,493	1,479	1,482

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of net assets
CPG International Inc. (6)	9/30/2020	4.75%	L+3.75	Building Products	$2,958	$2,959	$2,921
CPI Buyer, LLC (6)	8/16/2021	5.50%	L+4.50	Trading Companies & Distributors	998	983	983
DAE Aviation Holdings, Inc. (6)	11/2/2018	5.00%	L+4.00	Aerospace & Defense	1,362	1,376	1,362
Deltek, Inc. (6)	10/10/2018	4.50%	L+3.50	Software	2,962	2,971	2,934
Dole Food Company, Inc. (6)	11/1/2018	4.50%	L+3.50	Food Products	3,637	3,630	3,603
DPX Holdings B.V. (3), (6)	3/11/2021	4.25%	L+3.25	Life Sciences Tools & Services	1,990	1,986	1,937
DTZ U.S. Borrower, LLC (3), (5), (6)	11/4/2021	5.50%	L+4.50	Real Estate Management & Development	1,250	1,231	1,250
Duff & Phelps Corporation (6)	4/23/2020	4.50%	L+3.50	Capital Markets	3,456	3,458	3,424
DynCorp International Inc. (6)	7/7/2016	6.25%	L+4.50	Aerospace & Defense	2,189	2,196	2,186
Electrical Components International, Inc. (6)	5/28/2021	5.75%	L+4.75	Electrical Equipment	1,990	1,995	1,994
Emerald Expositions Holding, Inc. (6)	6/17/2020	4.75%	L+3.75	Media	2,748	2,771	2,702
Evergreen Acqco 1 LP (6)	7/9/2019	5.00%	L+3.75	Multiline Retail	1,995	2,002	1,935
EWT Holdings III Corp. (6)	1/15/2021	4.75%	L+3.75	Machinery	990	986	974
Exgen Renewables I, LLC (6)	2/6/2021	5.25%	L+4.25	Independent Power & Renewable Electricity Producers	1,408	1,413	1,415
Expro Finservices S.à r.l. (3), (6)	9/2/2021	5.75%	L+4.75	Energy Equipment & Services	1,995	1,966	1,646
Fairmount Minerals, Ltd. (6)	9/5/2019	4.50%	L+3.50	Metals & Mining	2,963	2,978	2,701
Fitness International, LLC (6)	7/1/2020	5.50%	L+4.50	Hotels, Restaurants & Leisure	1,301	1,289	1,249
Global Tel*Link Corporation (6)	5/22/2020	5.00%	L+3.75	Diversified Telecommunications Services	1,704	1,675	1,691
Great Wolf Resorts, Inc. (6)	8/6/2020	5.75%	L+4.75	Hotels, Restaurants & Leisure	2,962	2,969	2,946
Greeneden U.S. Holdings II, LLC (6)	11/13/2020	4.50%	L+3.50	Software	1,980	1,971	1,965
HGIM Corp. (6)	6/18/2020	5.50%	L+4.50	Marine	1,481	1,486	1,204
Hyland Software, Inc. (6)	2/19/2021	4.75%	L+3.75	Software	1,355	1,349	1,346
Ikaria, Inc. (6)	2/12/2021	5.00%	L+4.00	Health Care Providers & Services	2,504	2,509	2,498
Immucor, Inc. (6)	8/17/2018	5.00%	L+3.75	Health Care Equipment & Supplies	995	1,003	985
Indra Holdings Corp. (6)	4/30/2021	5.25%	L+4.25	Textiles, Apparel & Luxury Goods	1,244	1,232	1,231
Information Resources, Inc. (6)	9/30/2020	4.75%	L+3.75	Professional Services	1,975	1,988	1,970
Inmar, Inc. (6)	1/27/2021	4.25%	L+3.25	Commercial Services & Supplies	1,990	1,973	1,938
Interactive Data Corporation (6)	4/30/2021	4.75%	L+3.75	Media	1,990	2,011	1,981
Ion Media Networks, Inc. (6)	12/18/2020	4.75%	L+3.75	Media	1,985	1,997	1,965
J.C. Penney Corporation, Inc. (3), (6)	6/20/2019	5.00%	L+4.00	Multiline Retail	1,496	1,493	1,442
Jazz Acquisition, Inc. (6)	6/18/2021	4.50%	L+3.50	Aerospace & Defense	1,990	1,995	1,975
Key Safety Systems, Inc. (6)	8/27/2021	4.75%	L+3.75	Auto Components	1,496	1,489	1,489
La Frontera Generation, LLC (6)	9/30/2020	4.50%	L+3.50	Independent Power & Renewable Electricity Producers	1,839	1,850	1,817
Landmark Aviation FBO Canada, Inc.(3), (5), (6)	10/25/2019	4.75%	L+3.75	Aerospace & Defense	76	76	75
Landslide Holdings, Inc. (6)	2/25/2020	5.00%	L+4.00	Software	993	988	978

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of net assets
Learning Care Group (US) No. 2 Inc. (6)	5/5/2021	5.50%	L+4.50	Diversified Consumer Services	$1,026	$1,022	$1,018
Leonardo Acquisition Corp. (6)	1/29/2021	4.25%	L+3.25	Internet & Catalog Retail	2,978	2,989	2,901
LM U.S. Member LLC (5), (6)	10/25/2019	4.75%	L+3.75	Aerospace & Defense	1,914	1,923	1,900
Millennium Health, LLC (6)	4/16/2021	5.25%	L+4.25	Health Care Providers & Services	1,197	1,186	1,194
Mitchell International, Inc. (6)	10/13/2020	4.50%	L+3.50	Software	2,977	2,992	2,943
Murray Energy Corporation (6)	12/5/2019	5.25%	L+4.25	Oil, Gas & Consumable Fuels	2,977	2,965	2,875
National Financial Partners Corp. (6)	7/1/2020	4.50%	L+3.50	Insurance	2,491	2,508	2,473
Onex Carestream Finance LP (6)	6/7/2019	5.00%	L+4.00	Health Care Equipment & Supplies	1,858	1,865	1,854
Opal Acquisition, Inc. (6)	11/27/2020	5.00%	L+4.00	Health Care Providers & Services	2,970	2,949	2,948
Ortho-Clinical Diagnostics S.A. (3), (6)	6/30/2021	4.75%	L+3.75	Health Care Providers & Services	1,990	1,987	1,962
OSG Bulk Ships, Inc. (3), (6)	8/5/2019	5.25%	L+4.25	Oil, Gas & Consumable Fuels	1,492	1,479	1,459
OSG International, Inc. (3), (6)	8/5/2019	5.75%	L+4.75	Oil, Gas & Consumable Fuels	1,492	1,479	1,455
P2 Lower Acquisition, LLC (6)	10/22/2020	5.50%	L+4.50	Health Care Providers & Services	2,112	2,106	2,091
Pharmedium Healthcare Corporation (6)	1/28/2021	4.25%	L+3.25	Pharmaceuticals	2,370	2,383	2,307
Phillips-Medisize Corporation (6)	6/16/2021	4.75%	L+3.75	Health Care Equipment & Supplies	1,221	1,219	1,205
PRA Holdings, Inc. (6)	9/23/2020	4.50%	L+3.50	Life Sciences Tools & Services	1,638	1,638	1,620
Quikrete Holdings, Inc. (6)	9/28/2020	4.00%	L+3.00	Construction Materials	2,836	2,848	2,803
RCHP, Inc. (6)	4/23/2019	6.00%	L+5.00	Health Care Providers & Services	1,990	1,973	1,980
Renaissance Learning, Inc. (6)	4/9/2021	4.50%	L+3.50	Software	1,985	1,983	1,947
RGIS Services, LLC (6)	10/18/2017	5.50%	L+4.25	Commercial Services & Supplies	2,962	2,948	2,718
Scientific Games International Inc. (3), (6)	10/1/2021	6.00%	L+5.00	Hotels, Restaurants & Leisure	2,000	1,981	1,976
Sears Roebuck Acceptance Corp. (3), (6)	6/29/2018	5.50%	L+4.50	Multiline Retail	997	981	962
Securus Technologies Holdings, Inc. (6)	4/30/2020	4.75%	L+3.50	Diversified Telecommunications Services	1,904	1,878	1,885
Spin Holdco Inc. (6)	11/14/2019	4.25%	L+3.25	Diversified Consumer Services	2,970	2,971	2,929
Standard Aero Limited (3), (6)	11/2/2018	5.00%	L+4.00	Aerospace & Defense	618	624	618
STHI Holding Corp. (6)	8/6/2021	4.50%	L+3.50	Life Sciences Tools & Services	1,995	1,986	1,984
STS Operating, Inc. (6)	2/12/2021	4.75%	L+3.75	Trading Companies & Distributors	1,985	1,997	1,955
Surgery Center Holdings, Inc. (6)	11/3/2020	5.25%	L+4.25	Health Care Providers & Services	2,000	1,990	1,953
Thermasys Corp. (6)	5/3/2019	5.25%	L+4.00	Machinery	1,839	1,843	1,811
TMS International Corp. (6)	10/16/2020	4.50%	L+3.50	Metals & Mining	2,970	2,976	2,977
TPF II LC, LLC (6)	9/29/2021	5.50%	L+4.50	Independent Power & Renewable Electricity Producers	1,000	993	1,002

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued) — 135.2% of net assets
Travelport Finance (Luxembourg) S.à r.l. (3), (6)	9/2/2021	6.00%	L+5.00	Internet Software & Services	$2,000	$1,976	$2,000
Turbocombustor Technology, Inc. (6)	12/2/2020	5.50%	L+4.50	Aerospace & Defense	3,465	3,435	3,433
Tyche Holdings, LLC (6)	11/12/2021	5.50%	L+4.50	IT Services	1,850	1,844	1,843
USI, Inc. (6)	12/27/2019	4.25%	L+3.25	Insurance	1,975	1,992	1,947
USIC Holdings, Inc. (6)	7/10/2020	4.00%	L+3.00	Construction & Engineering	1,470	1,476	1,433
Veyance Technologies, Inc. (6)	9/8/2017	5.25%	L+4.00	Machinery	1,496	1,496	1,494
Vitera Healthcare Solutions, LLC (6)	11/4/2020	6.00%	L+5.00	Health Care Technology	2,228	2,212	2,216
WideOpenWest Finance, LLC (6)	4/1/2019	4.75%	L+3.75	Media	2,975	3,001	2,962
WP CPP Holdings, LLC (6)	12/27/2019	4.75%	L+3.75	Aerospace & Defense	2,962	2,956	2,947
Total First Lien Floating Rate Loans					$198,221	$198,028	$194,952
Second Lien Floating Rate Loans — 20.7% of net assets
Accellent Inc. (6)	3/11/2022	7.50%	L+6.50	Health Care Equipment & Supplies	$1,500	$1,497	$1,421
Advantage Sales & Marketing Inc. (6)	7/25/2022	7.50%	L+6.50	Professional Services	1,000	993	992
Ameriforge Group Inc.	12/21/2020	8.75%	L+7.50	Energy Equipment & Services	500	500	493
Applied Systems, Inc.	1/24/2022	7.50%	L+6.50	Software	1,000	993	981
Asurion, LLC (6)	3/3/2021	8.50%	L+7.50	Commercial Services & Supplies	1,000	987	997
Camp International Holding Company	11/29/2019	8.25%	L+7.25	Transportation Infrastructure	1,000	1,000	1,005
Checkout Holding Corp. (6)	4/11/2022	7.75%	L+6.75	Media	1,000	1,003	933
Connolly, LLC (6)	5/13/2022	8.00%	L+7.00	Professional Services	1,250	1,238	1,241
Del Monte Foods, Inc. (3), (6)	8/18/2021	8.25%	L+7.25	Food Products	1,500	1,499	1,290
Drew Marine Group Inc.	5/19/2021	8.00%	L+7.00	Chemicals	1,000	998	995
EWT Holdings III Corp.	1/15/2022	8.50%	L+7.50	Machinery	1,000	995	975
Filtration Group Corporation (6)	11/22/2021	8.25%	L+7.25	Industrial Conglomerates	500	496	501
Ikaria, Inc. (6)	2/14/2022	8.75%	L+7.75	Health Care Providers & Services	1,000	1,012	987
Inmar, Inc. (6)	1/27/2022	8.00%	L+7.00	Commercial Services & Supplies	750	743	734
Jazz Acquisition, Inc. (6)	6/19/2022	7.75%	L+6.75	Aerospace & Defense	1,250	1,256	1,223
Jonah Energy LLC (6)	5/12/2021	7.50%	L+6.50	Oil, Gas & Consumable Fuels	500	493	432
Landslide Holdings, Inc.	2/25/2021	8.25%	L+7.25	Software	1,000	993	975
P2 Lower Acquisition, LLC	10/22/2021	9.50%	L+8.50	Health Care Providers & Services	500	498	485
Performance Food Group, Inc. (6)	11/14/2019	6.25%	L+5.25	Food & Staples Retailing	2,963	2,947	2,914
Prescrix, Inc. (3), (6)	5/2/2022	8.00%	L+7.00	Containers & Packaging	1,333	1,321	1,325
Ranpak Corp. (6)	10/3/2022	8.25%	L+7.25	Containers & Packaging	1,375	1,374	1,374
Road Infrastructure Investment, LLC (6)	9/30/2021	7.75%	L+6.75	Chemicals	2,000	2,009	1,813
Sedgwick Claims Management Services, Inc. (6)	2/28/2022	6.75%	L+5.75	Insurance	2,000	1,991	1,895

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
Second Lien Floating Rate Loans (continued) — 20.7% of net assets
Solenis International, L.P. (6)	7/31/2022	7.75%	L+6.75	Chemicals	$500	$498	$487
TWCC Holding Corp. (6)	6/26/2020	7.00%	L+6.00	Media	2,000	1,991	1,923
Tyche Holdings, LLC (6)	11/11/2022	9.00%	L+8.00	IT Services	500	495	495
WP CPP Holdings, LLC (6)	4/30/2021	8.75%	L+7.75	Aerospace & Defense	1,000	1,022	955
Total Second Lien Floating Rate Loans					$30,921	$30,842	$29,841
CLO Equity — 35.7% of net assets
Apidos CLO XIV, Income Notes (3), (4)	4/15/2025				$5,900	$5,299	$5,337
Ares XXIX CLO Ltd., Subordinated Notes (3), (4)	4/17/2026				4,750	4,339	4,239
Avery Point II CLO, Limited, Income Notes (3), (4)	7/17/2025				3,200	2,764	2,697
Blue Hill CLO, Ltd., Subordinated Notes (3), (4)	1/15/2026				5,400	4,709	4,588
Blue Hill CLO, Ltd., Subordinated Fee Notes (3), (4)	1/15/2026				100	94	91
Carlyle Global Market Strategies CLO 2013-3, Ltd., Subordinated Notes (3), (4)	7/15/2025				2,750	2,096	2,311
Cent CLO 18 Limited, Subordinated Notes (3), (4)	7/23/2025				4,675	4,007	3,940
Cent CLO 19 Limited, Subordinated Notes (3), (4)	10/29/2025				2,750	2,402	2,299
Dryden 31 Senior Loan Fund, Subordinated Notes (3), (4)	4/18/2026				5,250	4,686	4,187
Galaxy XVI CLO, Ltd., Subordinated Notes (3), (4)	11/17/2025				2,750	2,362	2,259
Halcyon Loan Advisors Funding 2014-1 Ltd., Subordinated Notes (3), (4)	4/18/2026				3,750	3,315	3,376
Highbridge Loan Management 2013-2, Ltd., Subordinated Notes (3), (4)	10/20/2024				1,000	849	838
Magnetite VIII, Limited, Subordinated Notes (3), (4)	4/15/2026				3,000	2,911	2,680
Neuberger Berman CLO XV, Ltd., Subordinated Notes (3), (4)	10/15/2025				3,410	2,786	2,773
Octagon Investment Partners XIV, Ltd., Income Notes (3), (4)	1/15/2024				5,500	4,571	4,210
Octagon Investment Partners XX, Ltd., Subordinated Notes (3), (4)	8/12/2026				2,500	2,482	2,327
THL Credit Wind River 2014-1 CLO Ltd., Subordinated Notes (3), (4)	4/18/2026				4,000	3,591	3,425
Total CLO Equity					$60,685	$53,263	$51,577
Total Non-Control/Non-Affiliate Investments — 191.6% of net assets					$289,827	$282,133	$276,370
Liabilities in Excess of Other Assets — (91.6%)							(132,135)
Net Assets — 100.0%							$144,235

(1)
Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (“PRIME” or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2014.

(2)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.

(3)
Investments that are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(4)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(5)	All or a portion of this position has not settled as of December 31, 2014.

(6)	Assets are held at ACSF Funding and are pledged as collateral for the Credit Facility.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
Non-Control/Non-Affiliate Investments
First Lien Floating Rate Loans
Akorn, Inc. (3), (5), (6)	11/13/2020	4.50%	L+3.50	Pharmaceuticals	$2,500	$2,488	$2,517
American Renal Holdings, Inc.	8/20/2019	4.50%	L+3.25	Health Care Providers & Services	2,992	2,963	3,006
AmWINS Group, LLC	9/6/2019	5.00%	L+3.75	Insurance	998	996	1,006
Aquilex, LLC (5)	12/18/2020	5.00%	L+4.00	Commercial Services & Supplies	2,000	1,995	2,010
ARG IH Corporation	11/15/2020	5.00%	L+4.00	Hotels, Restaurants & Leisure	2,000	2,006	2,014
Ascensus, Inc.	12/2/2019	5.00%	L+4.00	Commercial Services & Supplies	1,000	995	1,009
Aspen Dental Management, Inc.	10/6/2016	7.00%	L+5.50	Health Care Providers & Services	997	988	990
BJ’s Wholesale Club, Inc.	9/26/2019	4.50%	L+3.50	Food & Staples Retailing	1,000	995	1,007
Blackboard Inc.	10/4/2018	4.75%	L+3.75	Software	4,000	3,995	4,061
Blue Coat Systems, Inc.	5/31/2019	4.50%	L+3.50	Software	3,072	3,091	3,087
BMC Software Finance, Inc.	9/10/2020	5.00%	L+4.00	Software	3,000	3,022	3,021
Calceus Acquisition, Inc.	1/31/2020	5.00%	L+4.00	Textiles, Apparel & Luxury Goods	2,993	3,007	3,014
Catalina Marketing Corporation	10/12/2020	5.25%	L+4.25	Media	2,494	2,494	2,532
Centerplate, Inc.	11/26/2019	4.75%	L+3.75	Hotels, Restaurants & Leisure	2,000	1,990	2,014
Chromaflo Technologies Corporation (Chromaflo Technologies Finance B.V.) (3)	12/2/2019	4.50%	L+3.50	Chemicals	2,000	1,995	2,004
CityCenter Holdings, LLC	10/16/2020	5.00%	L+4.00	Hotels, Restaurants & Leisure	2,000	2,015	2,033
CPG International, LLC	9/30/2020	4.75%	L+3.75	Building Products	2,993	2,985	3,013
CT Technologies Intermediate Holdings, Inc.	10/4/2019	5.25%	L+4.00	Health Care Technology	2,500	2,512	2,519
Deltek, Inc.	10/10/2018	5.00%	L+3.75	Software	2,992	3,003	3,009
Dialysis Newco, Inc.	8/16/2020	5.25%	L+4.25	Health Care Providers & Services	1,995	1,997	2,000
Dole Food Company, Inc.	11/1/2018	4.50%	L+3.50	Food Products	3,250	3,234	3,268
Drew Marine Group, Inc. (5)	11/19/2020	4.50%	L+3.50	Chemicals	2,000	2,004	2,010
Duff & Phelps Corporation	4/23/2020	4.50%	L+3.50	Capital Markets	3,491	3,494	3,496
Emerald Exposition Holding, Inc.	6/17/2020	5.50%	L+4.25	Media	2,992	3,022	3,007
Fairmount Minerals, Ltd. (5)	9/5/2019	5.00%	L+4.00	Metals & Mining	2,993	3,011	3,045
Filtration Group Corporation	11/20/2020	4.50%	L+3.50	Industrial Conglomerates	1,250	1,244	1,265
First Data Corporation	3/23/2018	4.16%	L+4.00	IT Services	2,000	2,007	2,007
GENEX Services, Inc.	7/26/2018	5.25%	L+4.25	Insurance	2,115	2,136	2,136
Global Tel*Link Corporation	5/22/2020	5.00%	L+3.75	Diversified Telecommunication Services	1,995	1,956	1,954

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued)
Great Wolf Resorts, Inc.	8/6/2020	4.50%	L+3.50	Hotels, Restaurants & Leisure	$2,992	$3,000	$3,013
Greeneden U.S. Holdings II, LLC (7)	11/13/2020	4.50%	L+3.50	Software	667	657	674
HGIM Corp.	6/18/2020	5.50%	L+4.50	Marine	1,496	1,502	1,512
Information Resources, Inc.	9/30/2020	4.75%	L+3.75	Professional Services	1,995	2,010	2,009
Intrawest Operations Group, LLC (5)	12/9/2020	5.50%	L+4.50	Hotels, Restaurants & Leisure	2,200	2,182	2,227
Metaldyne, LLC	12/18/2018	5.00%	L+3.75	Auto Components	1,995	1,995	2,021
Mitchell International, Inc.	10/12/2020	4.50%	L+3.50	IT Services	2,000	2,005	2,016
Murray Energy Corporation	12/5/2019	5.25%	L+4.25	Oil, Gas & Consumable Fuels	3,000	2,985	3,036
The Neiman Marcus Group LTD, Inc.	10/25/2020	5.00%	L+4.00	Multiline Retail	3,000	3,003	3,042
North American Lifting Holdings, Inc.	11/27/2020	5.50%	L+4.50	Commercial Services & Supplies	2,000	1,960	1,990
Opal Acquisition, Inc. (5)	11/27/2020	5.00%	L+4.00	Health Care Providers & Services	3,000	2,975	3,007
Oxbow Carbon, LLC	7/19/2019	4.25%	L+3.25	Metals & Mining	987	995	994
P2 Lower Acquisition, LLC	10/22/2020	5.50%	L+4.50	Health Care Providers & Services	2,423	2,414	2,436
Party City Holdings, Inc.	7/27/2019	4.25%	L+3.25	Specialty Retail	2,992	3,004	3,010
PRA Holdings, Inc.	9/23/2020	5.00%	L+4.00	Life Sciences Tools & Services	1,995	1,995	2,004
Quikrete Holdings, Inc.	9/26/2020	4.00%	L+3.00	Construction Materials	2,993	3,007	3,011
Ranpak Corp.	4/23/2019	4.50%	L+3.25	Containers & Packaging	1,957	1,966	1,979
Raven Power Finance, LLC	12/19/2020	5.25%	L+4.25	Independent Power & Renewable Electricity Producers	2,000	1,980	2,005
Renaissance Learning, Inc.	11/16/2020	5.00%	L+4.00	Software	3,990	3,951	4,020
RGIS Services, LLC	10/18/2017	5.50%	L+4.25	Commercial Services & Supplies	2,992	2,974	2,961
Sabre, Inc.	2/19/2019	5.25%	L+4.00	Software	1,995	2,017	2,013
Securus Technologies Holdings, Inc.	4/30/2020	4.75%	L+3.50	Diversified Telecommunication Services	1,924	1,893	1,907
Spin Holdco Inc. (5), (6)	11/14/2019	4.25%	L+3.25	Diversified Consumer Services	3,000	3,001	3,026
Station Casinos LLC (5)	3/2/2020	5.00%	L+4.00	Hotels, Restaurants & Leisure	2,992	3,019	3,030
TMS International Corp.	10/16/2020	4.50%	L+3.50	Metals & Mining	3,000	3,007	3,029
TransFirst Holdings, Inc.	12/27/2017	5.75%	L+3.50	IT Services	2,835	2,849	2,844
TriNet HR Corporation	8/20/2020	5.00%	L+4.00	Professional Services	1,995	1,985	2,015
Turbocombustor Technology, Inc.	12/2/2020	5.50%	L+4.50	Aerospace & Defense	3,500	3,465	3,491
USI, Inc.	12/27/2019	4.25%	L+3.25	Insurance	1,995	2,015	2,007
USIC Holdings, Inc.	7/10/2020	4.75%	L+3.75	Construction & Engineering	2,993	3,007	3,015
Vitera Healthcare Solutions, LLC	11/4/2020	6.00%	L+5.00	Health Care Technology	2,250	2,232	2,250
WASH MultiFamily Laundry Systems, LLC	2/21/2019	4.50%	L+3.50	Diversified Consumer Services	3,491	3,494	3,500

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(in thousands)

Description	Maturity	Interest Rate (1)	Basis Point Spread Above Index (2)	Industry	Par Amount	Cost	Fair Value
First Lien Floating Rate Loans (continued)
World Kitchen, LLC	3/4/2019	5.50%	L+4.25	Household Durables	$2,992	$2,977	$3,030
WP CPP Holdings, LLC	12/28/2019	4.75%	L+3.75	Aerospace & Defense	2,992	2,985	3,022
WTG Holdings III Corp. (5), (6)	1/15/2021	4.75%	L+3.75	Machinery	1,000	995	1,007
Total First Lien Floating Rate Loans					$153,240	$153,141	$154,207
Second Lien Floating Rate Loans
Ameriforge Group, Inc. (5)	12/21/2020	8.75%	L+7.50	Energy Equipment & Services	$500	$500	$511
BJ’s Wholesale Club, Inc.	3/26/2020	8.50%	L+7.50	Food & Staples Retailing	2,000	1,990	2,045
Camp International Holding Company	11/29/2019	8.25%	L+7.25	Transportation Infrastructure	1,000	1,000	1,022
Chromaflo Technologies Corporation (Chromaflo Technologies Finance B.V.) (3)	6/2/2020	8.25%	L+7.25	Chemicals	1,000	995	1,010
Del Monte Foods, Inc. (3), (5), (6)	7/26/2021	8.25%	L+7.25	Food Products	1,000	990	1,012
Drew Marine Group, Inc.	5/19/2021	8.00%	L+7.00	Chemicals	2,000	1,995	2,015
Filtration Group Corporation	11/22/2021	8.25%	L+7.25	Industrial Conglomerates	500	495	512
Performance Food Group, Inc.	11/14/2019	6.25%	L+5.25	Food & Staples Retailing	2,993	2,974	3,015
Sheridan Holdings, Inc.	12/20/2021	8.25%	L+7.25	Health Care Providers & Services	2,000	1,990	2,019
WP CPP Holdings, LLC (5)	4/30/2021	8.75%	L+7.75	Aerospace & Defense	1,000	1,025	1,020
WTG Holdings III Corp. (5), (6)	1/15/2022	8.50%	L+7.50	Machinery	1,000	995	1,005
Total Second Lien Floating Rate Loans					$14,993	$14,949	$15,186
CLO Equity
Apidos CLO XIV, Income Notes (3), (4)	4/15/2025				$4,400	$4,440	$4,442
Blue Hill CLO, Ltd., Subordinated Notes (3), (4)	1/15/2026				5,400	4,854	4,930
Blue Hill CLO, Ltd. Subordinated Fee Notes (3), (4)	1/15/2026				100	108	110
Cent CLO 18 Limited, Subordinated Notes (3), (4)	7/23/2025				4,675	4,675	4,709
Cent CLO 19 Limited, Subordinated Notes (3), (4)	10/29/2025				2,750	2,524	2,476
Carlyle Global Market Strategies CLO 2013-3, Subordinated Notes (3),(4)	7/15/2025				2,750	2,699	2,839
Galaxy XVI CLO, Ltd., Subordinated Notes (3), (4)	11/17/2025				2,750	2,511	2,466
Neuberger Berman CLO XV, Ltd., Subordinated Notes (3), (4)	10/15/2025				3,410	3,112	3,047
Octagon Investment Partners XIV, Ltd., Income Notes (3), (4)	1/15/2024				5,500	5,255	5,153
Total CLO Equity					$31,735	$30,178	$30,172
Total Non-Control/Non-Affiliate Investments					$199,968	$198,268	$199,565
Liabilities in Excess of Other Assets							(198,549)
Net Assets							$1,016

AMERICAN CAPITAL SENIOR FLOATING, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(in thousands)

(1)
Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (“PRIME” or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2013.

(2)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.

(3)
Investments that are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(4)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(5)	All or a portion of this position has not settled as of December 31, 2013.

(6)	Denotes a “when issued” security that was scheduled to close after December 31, 2013.

(7)	Includes the unfunded obligations of $1,333 par at $5 fair value.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Note 1. Organization
American Capital Senior Floating, Ltd. (which is referred to as “ACSF”, “we”, “us” and “our”) was organized in February 2013 as a Maryland corporation and commenced operations on October 15, 2013. We are structured as an externally managed, non-diversified closed-end investment management company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2013, we formed a wholly-owned special purpose financing vehicle, ACSF Funding I, LLC, a Delaware limited liability company (“ACSF Funding”).
In January 2014, we completed an initial public offering (“IPO”) of 10,000,000 shares of common stock at the public offering price of $15.00 per share for gross proceeds of $150,000. Upon completion of the IPO, we became externally managed by American Capital ACSF Management, LLC (our “Manager”), an indirect subsidiary of American Capital Asset Management, LLC (“ACAM”), which is a wholly-owned portfolio company of American Capital, Ltd. (“American Capital”). Prior to the completion of our IPO, we were wholly-owned by ACAM. Following completion of the IPO, ACAM owned approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act. In conjunction with the IPO, our Manager paid the underwriting commissions of $7,952. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “ACSF”. In connection with the IPO, we elected to be treated as a BDC under the 1940 Act and intend to elect to be taxed as a regulated investment company (“RIC”), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Investment Objective
Our investment objective is to provide attractive, risk-adjusted returns over the long term primarily through current income while seeking to preserve our capital. We actively manage a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies (collectively, “Senior Secured Floating Rate Loans” or “Loans”) which are commonly referred to as leveraged loans. We also invest in equity tranches of collateralized loan obligations (“CLOs”) which are securitized vehicles collateralized primarily by Loans and we may invest in debt tranches of CLOs. In addition, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Loan positions previously held by us.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the consolidated financial statements are issued.
The consolidated financial statements include our accounts and those of our wholly-owned subsidiary, ACSF Funding. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of ACSF Funding are prepared for the same reporting period as ours using consistent accounting policies.
Use of Estimates
The preparation of our financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reported period. Changes in economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ.
Investment Classification
As required by the 1940 Act, investments are classified by level of control. "Control Investments" are defined as investments in portfolio companies that we are deemed to control, as defined in the 1940 Act. "Affiliate Investments" are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company. We are deemed to be an affiliate of a company if we own 5% or more of the voting securities of such company.
As of December 31, 2014 and 2013, all of our investments were Non-Control/Non-Affiliate investments.
Fair Value Measurements
We value our investments in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), as determined in good faith by our Board of Directors. Fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on the investments to be different than the valuations currently assigned.
We undertake a multi-step valuation process to determine the fair value of our investments in accordance with ASC 820. The valuation process begins with the development of a preliminary valuation recommendation for each investment as determined in accordance with our valuation policy by a group of our Manager’s valuation, accounting and finance professionals, which is independent of our Manager’s investment team. To prepare the proposed valuation, the group reviews information provided by a nationally recognized independent pricing service and broker-dealers, and may consult with the investment team and other internal resources of our Manager and its affiliates. The preliminary valuation recommendations are then presented to the Investment Committee and reviewed and approved by our Audit and Compliance Committee. The valuation recommendations are then reviewed by our Board of Directors for final approval. There were no changes to our valuation techniques or to the types of unobservable inputs used in the valuation process during the year ended December 31, 2014 compared to the period ended December 31, 2013.
Securities Transactions
Securities transactions are recorded on the trade date. The trade date for loans purchased in the "primary market" is considered the date on which the loan allocations are determined. The trade date for loans and other investments purchased in the "secondary market" is the date on which the transaction is entered into. The trade date for primary CLO equity transactions and any other security transaction entered outside conventional channels is the date we have determined all material terms have been defined for the transaction and have obtained a right to demand the securities purchased or collect the proceeds of a sale and incur an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively. Cost is determined based on consideration given, and the unrealized appreciation or depreciation on investment securities represent the changes in fair values as determined in compliance with the valuation policy. Realized gains and losses from the disposition of securities are recorded on the basis of weighted average cost.
Investment Income
For debt investments, we record interest income on the accrual basis to the extent that such amounts are expected to be collected. OID and purchased discounts and premiums are accreted/amortized into interest income using the effective interest method, where applicable. Loan origination fees are deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. We stop accruing interest on investments when it is determined that interest is no longer collectible. As of December 31, 2014 and 2013, we had no loans on non-accrual status.
Interest income on the CLO equity investments is recognized using the effective interest method as required by ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets. At the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase, the estimated future cash flows are updated quarterly and a revised yield is calculated prospectively based on the current amortized cost of the investment as adjusted for credit impairments, if any.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid financial instruments with original maturities of 90 days or less including those held in overnight sweep bank deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value. We place our cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Consolidation
As permitted under Regulation S-X and as explained by ASC 946-810-45, Financial Services - Investment Companies - Consolidation, we will generally not consolidate an investment in a company other than an investment company subsidiary or a controlled operating company whose business consists primarily of providing services to us. Accordingly, we have consolidated the results of ACSF Funding in our consolidated financial statements.
Offering Costs
Offering costs consist of fees and expenses incurred in connection with our IPO of common stock including legal, accounting and printing fees, but exclusive of underwriting commissions, which were paid by our Manager. There were $844 and $0 of offering costs charged to capital during the year and period ended December 31, 2014 and 2013, respectively.
Dividends to Common Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date.

Note 3. Agreements
Management Agreement
We have entered into a management agreement with our Manager effective January 15, 2014. Under the management agreement, our Manager has agreed to provide investment advisory services to us, in addition to providing personnel, facilities and additional services necessary for our operations. Unless terminated earlier, the management agreement will remain in effect until January 15, 2016. It will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case if also approved by a majority of our directors who are not “Interested Persons” as defined under the 1940 Act.
Our Manager receives a management fee from us that is payable quarterly in arrears. The management fee is calculated at an annual rate of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement. The management fee is prorated for any partial period and totaled $2,186 and $0 for the year and period ended December 31, 2014 and 2013, respectively.
Since our Manager has no employees, it has entered into an administrative agreement with both its parent and American Capital pursuant to which our Manager will be provided with personnel, services and resources necessary for our Manager to perform its obligations under the management agreement.
We have also agreed to reimburse our Manager and its affiliates for certain expenses related to operations incurred on our behalf, excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. In addition, our Manager or one of its affiliates may pay for or incur certain expenses and then allocate these expenses to ACSF. For the year and period ended December 31, 2014 and 2013, we recognized $970 and $48, respectively, of expenses that are reimbursable to our Manager and its affiliates.
For 24 months following the date of our IPO, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. Operating expenses subject to this reimbursement include both (i) our operating expenses reimbursed to our Manager and its affiliates for the expenses related to our operations incurred on our behalf and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this operating expense limit, any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our other expenses do not exceed the limit described above. Subsequent to the first full 24 months after the date of our IPO, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations. For the year and period ended December 31, 2014 and 2013, our Manager was responsible for $1,001 and $0, respectively, of operating expenses as a result of the expense cap.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Tax Sharing Agreement
For the period prior to our IPO, during which we were treated as a taxable corporation under Subchapter C of the Code ("C corporation") for tax purposes, we had a tax sharing agreement with American Capital and other members of its consolidated tax group, under which such members bore their full share of their individual tax obligation and members were compensated for their losses and other tax benefits that were able to be used by other members of the consolidated tax group based on their pro-forma stand-alone federal income tax return.

Note 4. Earnings Per Share
The following table sets forth the computation of basic and diluted earnings per share for the year ended December 31, 2014:

Year Ended
December 31, 2014
Numerator—net increase in net assets resulting from operations	$3,789
Denominator—weighted average shares (1)	10,000,100
Earnings per share	$0.38

(1)	Assumes the 10,000,000 common shares issued in our IPO on January 22, 2014 were issued on January 1, 2014.
Earnings per share for the period ended December 31, 2013 is considered not meaningful.

Note 5. Investments
Our investments primarily focus on Senior Secured Floating Rate Loans and investments in equity tranches of CLOs. Our investments in Senior Secured Floating Rate Loans are typically arranged by a syndicate of investment or commercial banks who syndicate loans to third-party investors. Investors may seek to buy and sell Senior Secured Floating Rate Loans through both primary and secondary markets. During the year ended December 31, 2014, we purchased Senior Secured Floating Rate Loans of 102 new and 18 existing portfolio companies for a total purchase price of $199,931. During the period ended December 31, 2013, we purchased Senior Secured Floating Rate Loans of 72 portfolio companies for a total purchase price of $177,886. During the year ended December 31, 2014, we purchased eight new and one existing CLO equity investments for an aggregate purchase price of $26,697. During the period ended December 31, 2013, we purchased eight new CLO equity investments for an aggregate purchase price of $29,662. Proceeds from the exit of investments during the year and period ended December 31, 2014 and 2013 totaled $148,461 and $9,790, respectively. As of December 31, 2014, our portfolio consisted of 133 portfolio companies, including 117 Loan obligors and 16 CLO equity investments. As of December 31, 2013, our portfolio consisted of 77 portfolio companies, including 69 Loan obligors and eight CLO equity investments.
We may, from time to time, transact in purchases or sales of securities with affiliates of our Manager at fair market value on the trade date. During the year ended December 31, 2014 and the period ended December 31, 2013, total proceeds from sales to affiliates were $20,521 and $0, respectively. During the period ended December 31, 2013, we purchased seven CLO equity investments from ACAM at fair value for an aggregate purchase price of $24,748. These transactions meet ASC 860, Transfers and Servicing, requirements for sale accounting treatment.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

We use the Global Industry Classification Standard (“GICS®”) to classify the industry groupings of our Loan investments. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor’s, an independent international financial data and investment services company and provider of global equity indexes. The following table shows the Loan portfolio composition by industry grouping at fair value as a percentage of total Loans as of December 31, 2014 and 2013. Our investments in CLO equity are excluded from the table.

	December 31, 2014	December 31, 2013
Health Care Providers & Services	9.9%	7.9%
Media	7.7%	3.3%
Software	7.4%	11.7%
Aerospace & Defense	7.4%	4.4%
Hotels, Restaurants & Leisure	6.7%	8.4%
Commercial Services & Supplies	5.0%	4.7%
Insurance	4.1%	3.0%
Health Care Equipment & Supplies	3.3%	—%
Containers & Packaging	2.9%	1.2%
Oil, Gas & Consumable Fuels	2.8%	1.8%
Metals & Mining	2.5%	4.2%
Life Science Tools & Services	2.5%	1.2%
Professional Services	2.5%	2.4%
Food & Staples Retailing	2.4%	3.6%
Machinery	2.3%	1.2%
Independent Power and Renewable Electricity Producers	2.2%	1.2%
Food Products	2.2%	2.5%
Diversified Consumer Services	2.0%	3.8%
Multiline Retail	1.9%	1.8%
Textiles, Apparel & Luxury Goods	1.8%	1.8%
Chemicals	1.8%	4.1%
Diversified Telecommunication Services	1.6%	2.3%
Capital Markets	1.5%	2.1%
Transportation Infrastructure	1.3%	0.6%
Trading Companies & Distributors	1.3%	—%
Building Products	1.3%	1.8%
Internet & Catalog Retail	1.3%	—%
Construction Materials	1.3%	1.8%
Health Care Technology	1.0%	2.8%
Pharmaceuticals	1.0%	1.5%
IT Services	1.0%	4.0%
Construction & Engineering	0.6%	1.8%
Household Durables	—%	1.8%
Specialty Retail	—%	1.8%
Other	5.5%	3.5%
Total	100.0%	100.0%

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

We have invested in portfolio companies located primarily in the United States and CLO equity domiciled in the Cayman Islands. The geographic distribution for our portfolio companies is determined by the location of the corporate headquarters, which may not be indicative of the primary location for the portfolio company's operations.
The following table shows the portfolio composition by geographic region at cost and fair value of total investments as of December 31, 2014:

	Cost	% Cost	Fair Value	% Fair Value
United States
Southeast	$66,706	23.6%	$65,434	23.7%
Mid-Atlantic	44,130	15.6%	43,761	15.8%
Midwest	45,378	16.1%	44,523	16.1%
West	38,520	13.7%	37,693	13.6%
Southwest	14,082	5.0%	13,811	5.0%
Northeast	13,306	4.7%	13,122	4.8%
Cayman Islands	53,263	18.9%	51,577	18.7%
International (1)	6,748	2.4%	6,449	2.3%
Total	$282,133	100.0%	$276,370	100.0%
(1) International region is comprised of Australia, United Kingdom, and Luxembourg
The following table shows the portfolio composition by geographic region at cost and fair value of total investments as of December 31, 2013:

	Cost	% Cost	Fair Value	% Fair Value
United States
Southeast	$39,116	19.7%	$39,352	19.7%
Mid-Atlantic	40,412	20.4%	40,699	20.4%
Midwest	35,094	17.7%	35,437	17.8%
West	29,704	15.0%	29,913	15.0%
Southwest	14,808	7.5%	14,921	7.5%
Northeast	8,956	4.5%	9,071	4.5%
Cayman Islands	30,178	15.2%	30,172	15.1%
Total	$198,268	100.0%	$199,565	100.0%

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Note 6. Fair Value Measurements
We value our investments at fair value in accordance with ASC 820, which defines fair value as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on the investments to be different than the valuations currently assigned.
ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. When available, we determine the fair value of our investments using unadjusted quoted prices from active markets. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment when determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:
Level 1: Inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. This may include valuations based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date.
Level 3: Inputs are unobservable and cannot be corroborated by observable market data. In certain cases, investments classified within Level 3 may include securities for which we have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on.
The valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. Our Loans are predominately valued based on evaluated prices from a nationally recognized independent pricing service approved by our Board of Directors or from third-party brokers who make markets in such debt investments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the third-party fair value estimates and perform procedures to validate their reasonableness, including an analysis of the range and dispersion of third-party estimates, frequency of pricing updates, comparison of recent trade activity for similar securities, and review for consistency with market conditions observed as of the measurement date.
There may be instances when independent or third-party pricing sources are not available, or cases where we believe that the third-party pricing sources do not provide sufficient evidence to support a market participant’s view of the fair value of the debt investment being valued. These instances may result from an investment in a less liquid loan such as a middle market loan, a mezzanine loan or unitranche loan, or a loan to a company that has become financially distressed. In these instances, we may estimate the fair value based on a combination of a market yield valuation methodology and evaluated pricing discussed above, or solely based on a market yield valuation methodology. Under the market yield valuation methodology, we estimate the fair value based on a discounted cash flow technique. For these debt investments, the unobservable inputs used in the market yield valuation methodology to measure fair value reflect management’s best estimate of assumptions that would be used by market participants when pricing the investment in a hypothetical transaction, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We will estimate the remaining life based on market data for the average life of similar loans. However, if we have information that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The average life to be used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since many loans are prepaid prior to the maturity date. The interest rate spreads used to estimate the fair value of our loans is based on current interest rate spreads of similar loans. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.
We estimate the fair value of our CLO equity investments using a combination of third-party broker quotes, purchases or sales of the same or similar securities, and cash flow forecasts subject to assumptions that a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions for default and recovery rates,

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structures and risk characteristics. We weight the use of third-party broker quotes, if any, when determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices. For the year ended December 31, 2014, there were no changes to our valuation techniques or to the types of unobservable inputs used in the valuation process compared to the period ended December 31, 2013.
The following fair value hierarchy tables set forth our investments measured at fair value on a recurring basis by level as of December 31, 2014 and 2013:

	December 31, 2014
	Total	Level 1	Level 2	Level 3
First lien floating rate loans	$194,952	$—	$189,274	$5,678
Second lien floating rate loans	29,841	—	26,601	3,240
CLO equity	51,577	—	—	51,577
Total Investments	$276,370	$—	$215,875	$60,495

	December 31, 2013
	Total	Level 1	Level 2	Level 3
First lien floating rate loans	$154,207	$—	$117,950	$36,257
Second lien floating rate loans	15,186	—	11,650	3,536
CLO equity	30,172	—	—	30,172
Total Investments	$199,565	$—	$129,600	$69,965
The following table provides a summary of the changes in fair value of Level 3 assets for the year ended December 31, 2014 as well as the portion of net unrealized depreciation for the year ended December 31, 2014 related to those assets still held as of December 31, 2014:

	First lien floating rate loans	Second lien floating rate loans	CLO equity	Total
Beginning Balance – December 31, 2013	$36,257	$3,536	$30,172	$69,965
Purchases	10,247	7,924	26,697	44,868
Sales	(12,538)	(3,507)	—	(16,045)
Repayments (1)	(4,351)	—	(9,113)	(13,464)
Amortization of discount/premium (2)	7	3	5,501	5,511
Transfers out (3)	(34,776)	(6,531)	—	(41,307)
Transfers in (3)	10,951	1,944	—	12,895
Realized gains, net	133	36	—	169
Unrealized depreciation, net	(252)	(165)	(1,680)	(2,097)
Ending Balance – December 31, 2014	$5,678	$3,240	$51,577	$60,495
Net change in unrealized depreciation reported within the net change in unrealized depreciation on investments in our consolidated statement of operations attributable to our Level 3 assets still held as of December 31, 2014	$(229)	$(280)	$(1,680)	$(2,189)

(1)	Includes total cash distributions from CLO equity investments.

(2)	Includes income accrual from CLO equity investments.

(3)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Transfers into and out of the levels are recognized at the beginning of the period.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

The following table provides a summary of the changes in fair value of Level 3 assets for the period ended December 31, 2013 as well as the portion of net unrealized appreciation or depreciation for the period ended December 31, 2013 related to those assets still held as of December 31, 2013:

	First lien floating rate loans	Second lien floating rate loans	CLO equity	Total
Beginning Balance – October 15, 2013	$—	$—	$—	$—
Purchases	39,069	3,490	29,662	72,221
Sales	—	—	—	—
Repayments (1)	(3,151)	—	—	(3,151)
Amortization of discount/premium (2)	2	—	516	518
Transfers out (3)	—	—	—	—
Transfers in (3)	—	—	—	—
Realized gains, net	(11)	—	—	(11)
Unrealized appreciation (depreciation), net	348	46	(6)	388
Ending Balance – December 31, 2013	$36,257	$3,536	$30,172	$69,965
Net change in unrealized appreciation/depreciation reported within the net change in unrealized appreciation on investments in our consolidated statement of operations attributable to our Level 3 assets still held as of December 31, 2013	$348	$46	$(6)	$388

(1)	Includes total cash distributions from CLO equity investments.

(2)	Includes income accrual from CLO equity investments.

(3)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Transfers into and out of the levels are recognized at the beginning of the period.

     The following table summarizes the significant unobservable inputs used in the determination of fair value for our Level 3 investments by category of investment and valuation technique as of December 31, 2014:

				Range
	Fair Value as of December 31, 2014	Valuation Techniques/ Methodology	Unobservable Inputs	Minimum	Maximum	Weighted Average
First lien floating rate loans	$5,678	Third-party vendor pricing service	Vendor quotes	N/A	N/A	N/A
Second lien floating rate loans	$3,240	Third-party vendor pricing service	Vendor quotes	N/A	N/A	N/A
CLO equity	$51,577	Discounted Cash Flow	Discount rate Prepayment rate Default rate	13.1% 30.0% 0.25%	15.6% 35.0% 2.0%	13.9% 30.3% 1.5%
Total	$60,495

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

The following table summarizes the significant unobservable inputs used in the determination of fair value for our Level 3 investments by category of investment and valuation technique as of December 31, 2013:

				Range
	Fair Value as of December 31, 2013	Valuation Techniques/ Methodology	Unobservable Inputs	Minimum	Maximum	Weighted Average
First lien floating rate loans	$36,257	Third-party vendor pricing service	Vendor quotes	N/A	N/A	N/A
Second lien floating rate loans	$3,536	Third-party vendor pricing service	Vendor quotes	N/A	N/A	N/A
CLO equity	$30,172	Discounted Cash Flow	Discount rate Prepayment rate Default rate	14.0% 30.0% 0.25%	18.0% 35.0% 2.0%	14.8% 31.3% 1.5%
Total	$69,965
The significant unobservable inputs used in the fair value measurement of CLO equity include the default and prepayment rates used to establish projected cash flows and the discount rate applied in the valuation models to those projected cash flows. An increase in any one of these individual inputs in isolation would likely result in a decrease to fair value. However, given the interrelationship between these inputs, overall market conditions would likely have a more significant impact on our Level 3 fair values than changes in any one unobservable input.
Note 7. Debt
Revolving Credit Facility
On October 15, 2013, we entered into a revolving credit facility with ACAM (the “ACAM Facility”) which provided up to $200,000 to finance eligible investments, working capital expenses and general corporate requirements (comprised of Loan A and Loan B). Under the ACAM Facility, we were able to draw up to $180,000 under Loan A and up to $20,000 under Loan B at any one time. Any amounts drawn on Loan A had a fixed interest rate of 4.75% per annum and any amounts drawn on Loan B had a fixed interest rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility matured on the closing date of our IPO. On January 22, 2014, we repaid the ACAM Facility in full plus accrued interest and terminated it. For the year and period ended December 31, 2014 and 2013, we incurred interest expense of $568 and $943 on the ACAM Facility, respectively. As of December 31, 2013, the total debt outstanding on the ACAM Facility was $194,748.
Secured Revolving Credit Facility
On December 18, 2013, ACSF Funding entered into a two-year $140,000 secured revolving credit facility with Bank of America, N.A., as agent (the “Credit Facility”). ACSF Funding may make draws under the Credit Facility from time to time to purchase or acquire certain eligible assets. The Credit Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. As of December 31, 2014 and 2013, the fair value of the assets in ACSF Funding was $220,421 and $0, respectively. The Credit Facility is non-recourse to ACSF. Amounts drawn under the Credit Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.50%, (ii) Bank of America, N.A.’s prime rate or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the Credit Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a borrowing base. Any outstanding balance on the Credit Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended.
ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the Credit Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears. In addition, if ACSF Funding terminates the commitment amount in whole or in part prior to June 18, 2015, ACSF Funding will be required to pay a make-whole fee equal to the sum of the present values of all future spread amounts that would have been payable in respect of the total commitments (or terminated portion thereof) during the period from the termination date through June 18, 2015.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

As of December 31, 2014, there was $130,000 outstanding under the Credit Facility which had a fair value of $130,000 and a weighted average interest rate of 1.96%. There were no borrowings outstanding under the Credit Facility as of December 31, 2013. The fair value of the Credit Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions and is measured with Level 3 inputs. As of December 31, 2014, ACSF Funding was in compliance with all covenants of the Credit Facility, including compliance with a borrowing base that applies various advance rates of up to 80% on the assets pledged as collateral by ACSF Funding.
For the year ended December 31, 2014, we incurred interest expense and commitment fees of $2,433 and $54, respectively, on the Credit Facility.
    The average debt outstanding for the year ended December 31, 2014 was $130,984. The weighted average annual interest cost, including commitment fees, for the year ended December 31, 2014 was 2.33%. Inclusive of 0.30% for amortization of debt issuance costs, the total average cost of funding for the year ended December 31, 2014 was 2.63%. The weighted average annual interest cost reflects the average interest cost during the period for both the ACAM Facility and the Credit Facility.
The average debt outstanding for the period ended December 31, 2013 was $89,524. The weighted average annual interest cost for the period ended December 31, 2013 was 5.0%.

Note 8. Taxes
From our inception through the date of our IPO, we were a taxable C corporation, subject to federal and state income taxes on our taxable ordinary income and capital gains. Prior to our IPO, we were a wholly-owned subsidiary of ACAM, which is wholly-owned by American Capital. As such, we were required to be consolidated in American Capital’s federal consolidated tax group, which has a September 30 tax year end. We had a tax sharing agreement with American Capital and other members of the consolidated tax group, under which such members bore their full share of their individual tax obligation and members were compensated for their losses and other tax benefits that were able to be used by other members of the consolidated tax group based on their pro forma stand-alone federal income tax return. For the year and period ended December 31, 2014 and 2013, we recognized $279 and $803, respectively, of federal and state tax expense related to our operations prior to our IPO.
We intend to elect to be taxed as a RIC under Subchapter M of the Code beginning with the date of our IPO through our tax fiscal year end of December 31 and for subsequent years. As part of our election to be taxed as a RIC, we intend to make a “deemed sale election” whereby we will treat our net unrealized gains (“net built-in gain”) on the date of our IPO as recognized for tax purposes in our final pre-IPO C corporation federal tax return. The federal tax sharing payment that we owed to American Capital attributed to our net built-in gain was $574. American Capital waived this payment which was then treated as a deemed capital contribution to us.
Excluding the deemed sale election, there were no significant tax consequences arising from the conversion to a RIC from a C corporation in connection with our IPO.
In order to qualify as a RIC for U.S. federal income tax purposes, we must meet certain annual distribution requirements, source of income tests and asset diversification rules. We were in compliance with the RIC requirements as of December 31, 2014.
As of December 31, 2014, we had approximately $1,997, or $0.20 per share, of estimated undistributed taxable income. We intend to distribute sufficient dividends, including dividends distributed in the following tax year that we elect to be treated as distributed in the current year, to eliminate our current year taxable income. As a result, no income tax provision has been provided in the financial statements other than the excise tax discussed below.
As a RIC, we are subject to a nondeductible U.S. federal excise tax of 4% on our undistributed "ordinary income" and "capital gain net income" (each as defined below) unless for each calendar year we distribute an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and net long-term capital gains or losses for the calendar year), (b) 98.2% of our “capital gain net income” (including both net short-term and net long-term capital gains or losses) realized, subject to certain modifications, for the 12-month period ending October 31 of such calendar year, and (c) any income recognized, but not distributed, in the preceding years. For the year ended December 31, 2014, we accrued federal excise tax of $80.
Income determined under GAAP differs from income determined under tax because of both temporary and permanent differences in income and expense recognition, including (i) unrealized gains and losses associated with debt investments marked to fair value for GAAP but excluded from taxable income until realized or settled, (ii) differences arising due to the taxation of

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

CLO equity investments, (iii) premium amortization and gain adjustments attributed to built-in gain recognized prior to the date of IPO for tax purposes and (iv) capital losses in excess of capital gains earned in a tax year do not reduce current year taxable income, and generally will be carried forward to offset future capital gains.
GAAP/tax difference items that are permanent in nature are reclassified as paid-in capital. The following table provides the amount of reclassifications related to the permanent items for the tax year ended December 31, 2014:

Year Ended December 31, 2014
Increase in undistributed net investment income	$49
Decrease in accumulated net realized gain	$(1,549)
Increase in paid-in capital	$1,500
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by us during the current year and any future years can be carried forward indefinitely until they are utilized subject to certain loss limitation rules. As of December 31, 2014, we have estimated net short term capital loss carry forwards of approximately $689.
As of December 31, 2014, the components of tax basis undistributed earnings were as follows:

As of December 31, 2014
Undistributed ordinary income	$1,997
Undistributed long-term capital gains	—
Capital loss carry forwards	(689)
Net unrealized depreciation	(8,273)
Other temporary differences	(32)
Accumulated tax basis deficit	$(6,997)

The unrealized appreciation (depreciation) on our investments in securities for federal income tax purposes as of December 31, 2014 was as follows:

As of December 31, 2014
Gross unrealized appreciation	$182
Gross unrealized depreciation	(8,455)
Tax basis net unrealized depreciation	$(8,273)

Tax basis of investments	$284,643

The tax character of distributions paid during the year ended December, 31, 2014 was as follows:

Year Ended December 31, 2014
Ordinary income	$10,300
Long-term capital gains	$—
Return of capital	$—

We identify our major tax jurisdictions as federal and Maryland. During the period in which we were taxable as a C corporation, we were part of American Capital’s federal consolidated tax group, including its federal tax fiscal year ending September 30, 2014, which remains subject to examination by the Internal Revenue Service (“IRS”).

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

ACSF Funding is a wholly-owned limited liability company and is treated as a disregarded entity for federal income tax purposes.
We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We have analyzed our tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in our current year tax returns. We are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 9. Consolidated Financial Highlights

Year Ended
December 31, 2014
Per Share Data (1):
Gross proceeds from IPO	$15.00
Net investment income	1.09
Net realized and unrealized loss on investments	(0.71)
Net increase in net assets resulting from operations	0.38
Capital contribution (2)	0.06
Accretion (3)	0.09
Offering costs related to public offering	(0.08)
Dividends and distributions to stockholders	(1.03)
Net asset value, end of period	$14.42
Per share market value, end of period	$12.11
Total return based on market value (4)	(12.90)%
Total return based on net asset value (4)	3.73%
Ratios to Average Net Assets:
Net investment income	7.54%
Operating expenses (5)	2.30%
Interest and related expenses	2.39%
Total expenses (5)	4.69%
Supplemental Data:
Net assets, end of period	$144,235
Shares outstanding, end of period	10,000,100
Average debt outstanding	$130,984
Asset coverage per unit, end of period (6)	2,109
Portfolio turnover ratio	53.80%

(1)
Per share data for the year ended December 31, 2014 presumes the issuance of 10 million shares of common stock on January 1, 2014 that were issued in the IPO which closed on January 22, 2014. There was no established public trading market for the stock prior to the pricing of the IPO.

(2)	Capital contribution from our Manager for $574 of federal taxes due on the net built-in gain on investments as a result of tax conversion to a RIC.

(3)
The IPO issuance price of $15.00 per share was below the net asset value at that time. The amount reflects the immediate benefit to common stockholders at the time of the IPO for results of operations in 2013.

(4)
Total return is based on the change in market price or net asset value per share during the period and takes into account dividends reinvested in accordance with the dividend reinvestment and stock purchase plan. The IPO price of $15.00 per share was used as the starting value for the total return for the year ended December 31, 2014.

(5)
The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown net of the reimbursement for the expense cap. The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 2.99% and 5.38%, respectively, prior to the expense cap.

(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

The following is a schedule of financial highlights for the period from October 15, 2013 (commencement of operations) to December 31, 2013.

Period from October 15, 2013 to December 31, 2013
Total return (1)	101,530%
Net investment income to average net assets (2)	209%
Expenses to average net assets (2)	745%

(1)	Total return is not annualized.

(2)	Recurring income and expense items are annualized, one-time expenses such as organizational costs are not annualized.

Note 10. Capital Transactions
The following table details the common share transactions that occurred during the year and period ended December 31, 2014 and 2013:

	Year Ended December 31, 2014		Period from October 15, 2013* to December 31, 2013
	Shares	Amount	Shares	Amount
Common shares outstanding - beginning of period	100	$1	100	$1
Common shares issued in connection with initial public offering	10,000,000	150,000	—	—
Offering costs	—	(844)	—	—
Contribution for taxes waived	—	574	—	—
Permanent differences reclassified (see Note 8)	—	1,500	—	—
Common shares outstanding - end of period	10,000,100	$151,231	100	$1
* Commencement of operations
Offering costs associated with the IPO totaled $844 and were recorded as a reduction of the proceeds from the sale of common shares. In connection with the IPO, the underwriters received an underwriting discount and commission (sales load) of $7,952 that was paid by our Manager.
The table below details the dividends declared on our shares of common stock since the completion of our IPO:

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Total Amount
March 17, 2014	March 27, 2014	March 31, 2014	April 10, 2014	$0.18	$1,800
June 18, 2014	June 26, 2014	June 30, 2014	July 10, 2014	$0.28	$2,800
September 17, 2014	September 26, 2014	September 30, 2014	October 10, 2014	$0.28	$2,800
December 18, 2014	December 29, 2014	December 31, 2014	January 9, 2015	$0.29	$2,900
					$10,300

Note 11. Commitments and Contingencies
In the ordinary course of business, we may be a party to certain legal proceedings, including actions brought against us and others with respect to investment transactions. The outcomes of any such legal proceedings are uncertain and, as a result of these proceedings, the values of the investments to which they relate could decrease. We were not subject to any material litigation against us as of December 31, 2014 and 2013.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014
(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income		Net Gain (Loss) on Investments		Net Increase (Decrease) in Net Assets from Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2014	$4,832	$0.48	$3,112	$0.31	$(4,538)	$(0.45)	$(1,426)	$(0.14)
September 30, 2014	$4,554	$0.46	$2,893	$0.29	$(2,647)	$(0.26)	$246	$0.02
June 30, 2014	$4,590	$0.46	$2,927	$0.29	$(78)	$(0.01)	$2,849	$0.28
March 31, 2014	$3,797	$0.38	$1,927	$0.19	$193	$0.02	$2,120	$0.21

December 31, 2013*	$1,572	n/a	$246	n/a	$769	n/a	$1,016	n/a
* For the period October 15, 2013 (commencement of operations) to December 31, 2013

Note 13. Subsequent Event
On March 19, 2015, we declared a cash dividend of $0.29 per share for the first quarter of 2015 that is payable on April 6, 2015 to common stockholders of record as of March 31, 2015, with an ex-dividend date of March 27, 2015. On March 19, 2015, we announced that our Board of Directors approved a change to the common stock dividend schedule so that distributions will be made monthly rather than quarterly. On March 19, 2015, we declared a cash dividend of $0.097 per share of common stock for April 2015 that is payable on May 4, 2015 to common stockholders of record as of April 21, 2015, with an ex-dividend date of April 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 2nd day of November, 2015.

AMERICAN CAPITAL SENIOR FLOATING, LTD.

By:	/s/ Samuel A. Flax
Samuel A. Flax
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Director, Chair of the Board and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
Malon Wilkus

*	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	November 2, 2015
John R. Erickson

*	Director	November 2, 2015
Phyllis R. Caldwell

*	Director	November 2, 2015
Gil Crawford

*	Director	November 2, 2015
Larry K. Harvey

*	Director	November 2, 2015
Stan Lundine

* By: /s/ Samuel A. Flax
Attorney-In-Fact

Part C—Other Information

Item 25. Financial Statements and Exhibits

1. Financial Statements:

Included in Parts A and B of the registration statement:

AMERICAN CAPITAL SENIOR FLOATING, LTD.

2. Exhibits:

Exhibit Number	Description
2.a*
American Capital Senior Floating, Ltd. Articles of Amendment and Restatement, incorporated herein by reference to Exhibit 3.1 of Form 10-Q for the quarter ended March 31, 2014 (File No. 814-01025), filed May 15, 2014.

2.b*
American Capital Senior Floating, Ltd. Amended and Restated Bylaws, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended March 31, 2014 (File No. 814-01025), filed May 15, 2014.

2.d.1*
Instruments defining the rights of holders of securities: See Article VI of our Articles of Amendment and Restatement, incorporated herein by reference to Exhibit 3.1 of Form 10-Q for the quarter ended March 31, 2014 (File No. 814-01025), filed May 15, 2014.

2.d.2*
Instruments defining the rights of holders of securities: See Article VII of our Amended and Restated Bylaws, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended March 31, 2014 (File No. 814-01025), filed May 15, 2014.

2.d.3*	Form of Certificate of Common Stock, incorporated herein by reference to Exhibit 2.d.3 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.
2.d.4*	Form of Indenture, incorporated herein by reference to Exhibit 2.d.4 of the Registration Statement on Form N-2 (File No. 333-205463), filed July 2, 2015.
2.d.5*	Statement of Eligibility of Trustee on Form T-1, incorporated herein by reference to Exhibit 2.d.5 of the Registration Statement on Form N-2 (File No. 333-205463), filed July 2, 2015.
2.e*	American Capital Senior Floating, Ltd. Dividend Reinvestment and Stock Purchase Plan, incorporated herein by reference to Form S-3 (Registration Statement No. 333-205461), filed July 2, 2015.
2.g.1*
Management Agreement, dated as of January 15, 2014, between American Capital Senior Floating, Ltd. and American Capital ACSF Management, LLC, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended March 30, 2014 (File No. 814-01025), filed May 15, 2014.

2.g.2*
Investment Advisory Agreement, dated as of December 18, 2013, between ACSF Funding I, LLC and American Capital ACSF Management, LLC, incorporated herein by reference to Exhibit 2.g.2 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.h**	Form of Underwriting Agreement.
2.j*
Custodian Agreement, dated as of November 13, 2013, between American Capital Senior Floating, Ltd. and Deutsche Bank Trust Company Americas, incorporated herein by reference to Exhibit 2.j to Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.k.1*
Credit Agreement, dated as of October 15, 2013, between American Capital Senior Floating, Ltd. and American Capital Asset Management, LLC, incorporated herein by reference to Exhibit 2.k.2 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.k.2	Amended and Restated Credit Agreement, dated as of October 29, 2015, among ACSF Funding I, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent, filed herewith.
2.k.3*
Security Agreement, dated as of December 18, 2013, between ACSF Funding I, LLC and Bank of America, N.A., as administrative agent, incorporated herein by reference to Exhibit 2.k.4 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013

2.k.4*
Sale Agreement, dated as of December 18, 2013, between American Capital Senior Floating, Ltd. and ACSF Funding I, LLC, incorporated herein by reference to Exhibit 2.k.5 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.l.*	Opinion and consent of Arnold & Porter LLP, incorporated herein by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-205463), filed August 14, 2015.
2.n.1	Consent of Ernst & Young LLP, filed herewith.
2.n.2*
Report of Ernst & Young LLP, independent registered accounting firm, regarding the “Senior Securities” table contained herein, incorporated herein by reference to Exhibit 2.n.2 of the Registration Statement on Form N-2 (File No. 333-205463), filed July 2, 2015.

2.p.1*
Subscription Agreement, dated as of February 11, 2013, between the Registrant and American Capital, Ltd., incorporated herein by reference to Exhibit 2.p.1 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.p.2*
Contribution Agreement, dated as of October 15, 2013, between American Capital, Ltd. and American Capital Asset Management, LLC, incorporated herein by reference to Exhibit 2.p.2 of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

2.r*
American Capital Senior Floating, Ltd. Code of Ethics and Conduct, adopted January 14, 2014, incorporated herein by reference to Exhibit 2.r of Amendment No. 1 to Form N-2 (Registration Statement No. 333-190357), filed December 20, 2013.

24*	Power of Attorney of directors and officers, incorporated herein by reference to Exhibit 24 of the Registration Statement on Form N-2 (File No. 333-205463), filed July 2, 2015.
99*	Computation of Earnings to Fixed Charges, incorporated herein by reference to Exhibit 99 of the Registration Statement on Form N-2 (File No. 333-205463), filed July 2, 2015.
 _________________

*	Previously filed.

**	To be filed by amendment or incorporated by reference in connection with offerings of the Securities.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 105 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution*

Commission Registration Fee	$15,000
Accounting fees and expenses	60,000
Legal fees and expenses	350,000
Printing and engraving	100,000
Registrar and transfer agent’s fees	10,000
Miscellaneous fees and expenses	15,000
Total	$550,000
  _________________

*	Estimated for filing purposes and excludes fees previously paid.

Item 28. Persons Controlled By Or Under Common Control

American Capital Senior Floating, Ltd. has one wholly-owned special purpose vehicle, ACSF Funding I, LLC, a Delaware limited liability company.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of our securities at October 30, 2015.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	4
Preferred Stock, par value $0.01 per share	—
Subscription Rights	—
Debt Securities	—

Item 30. Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law.
The registrant’s charter authorizes it, and its bylaws require it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of the registrant and at the request of the registrant, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the registrant in any of the capacities described above and any employee or agent of the registrant or any predecessor of the registrant.
Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.
In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which American Capital ACSF Management, LLC, and each managing director, director or executive officer of American Capital ACSF Management, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled “Management—Board of Directors,” “Management—Executive Officers,” “Our Manager, American Capital and the Management Agreement” and “Portfolio Management.” Additional information regarding American Capital ACSF Management, LLC and its officers and directors is set forth in its Form ADV, which was filed with the Commission on March 31, 2015 (File No. 801-78610) under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

We will maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement (ii) our net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2) if the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

(3) (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a) (3) of the Securities Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement;

(b) that, for the purpose of determining any liabilities under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser; and

(4) (a) that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) that, for the purpose of determining any liabilities under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof; and

(5) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.